UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21286

Name of Fund: BlackRock Credit Allocation Income Trust II, Inc. (PSY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Semi-Annual Report (Unaudited)

▶BlackRock Credit Allocation Income Trust I, Inc. (PSW)

▶BlackRock Credit Allocation Income Trust II, Inc. (PSY)

▶BlackRock Credit Allocation Income Trust III (BPP)

▶BlackRock Credit Allocation Income Trust IV (BTZ)

▶BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month

US large cap equities	12.77%	4.76%
(S&P 500® Index)

US small cap equities	11.02	(4.25)
(Russell 2000® Index)

International equities	2.44	(12.82)
(MSCI Europe, Australasia,
Far East Index)

Emerging market	3.93	(12.61)
equities (MSCI Emerging
Markets Index)

3-month Treasury	0.01	0.05
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	3.83	16.41
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	2.44	7.54
bonds (Barclays US
Aggregate Bond Index)

Tax-exempt municipal	5.71	11.90
bonds (S&P Municipal
Bond Index)

US high yield bonds	6.91	5.89
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2012	BlackRock Credit Allocation Income Trust I, Inc.

Fund Overview

BlackRock Credit Allocation Income Trust I, Inc.’s (PSW) (the “Fund”) primary investment objective is to provide holders of common shares (“Common Shareholders”) with high current income. The secondary investment objective of the Fund is to provide Common Shareholders with capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended April 30, 2012, the Fund returned 13.41% based on market price and 7.14% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate Debt Funds (BBB-Rated) category posted an average return of 8.46% based on market price and 5.24% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Spread sectors outperformed government-related debt for the six-month period as improving US economic fundamentals and accommodative monetary policy provided a backdrop that was conducive to credit spread compression. Accordingly, the Fund benefited from its allocations to investment grade and high yield corporate credit. The Fund’s high yield exposure was the largest contributor to performance despite recent weakness in the sector, as higher carry yields (income generation) and improving fundamentals helped to offset price declines. Within corporate credit, the Fund benefited from exposure to higher-beta names (those with greater sensitivity to market movements) in the industrials space. A bias toward financials also had a positive impact. Finally, the Fund’s duration stance (sensitivity to interest rate movements) contributed positively to returns as rates generally moved lower throughout the period.
•	The Fund’s duration and yield curve exposure was managed using interest rate derivative instruments such as futures contracts, options and swaps. These positions were put in place to limit the impact of expected volatility in interest rates and to express the Fund’s yield curve preference. These positions resulted in a slight net negative impact on performance for the period.

Describe recent portfolio activity.

•	During the six-month period, the Fund generally favored high quality companies with strong balance sheets. The Fund maintained a bias toward financials, but shifted to a neutral stance in industrials. The Fund increased exposure to the utilities sector, which appeared attractive on a relative basis while offering downside protection should the pace of the economic recovery continue to slow. The Fund maintained an emphasis on liquidity in order to take advantage of select opportunities in corporate credit. The Fund reduced its overall risk profile by decreasing leverage and portfolio duration over the period.

Describe portfolio positioning at period end.

•	European sovereign debt fears have once again resurfaced and macro risks remain a key driver of market volatility. As of period end, the Fund seeks to maintain a near-term short duration bias and remains cautiously optimistic on corporate credit.
•	The Fund maintained diversified exposure across investment grade and high yield corporate credits. Portfolio holdings at period end reflected a bias toward higher-quality issues and a preference for more stable industries and companies that offer good cash flows, earnings and revenue visibility and attractive downside protection. The Fund’s corporate credit holdings reflect a bias toward utilities over financials and industrials. The Fund favors media cable and media non-cable names as well as insurance companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Credit Allocation Income Trust I, Inc.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	PSW
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2012 ($10.08)[1]	7.08%
Current Monthly Distribution per Common Share[2]	$0.0595
Current Annualized Distribution per Common Share[2]	$0.7140
Economic Leverage as of April 30, 2012[3]	28%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$10.08	$ 9.25	8.97%	$10.31	$ 8.86
Net Asset Value	$10.83	$10.52	2.95%	$10.88	$10.06

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	4/30/12	10/31/11
Corporate Bonds	80%	82%
Preferred Securities	17	15
Asset Backed Securities	1	1
Taxable Municipal Bonds	1	1
US Treasury Obligations	1	1

Credit Quality Allocations[4]
	4/30/12	10/31/11
AAA/Aaa[5]	2%	1%
AA/Aa	5	7
A	25	28
BBB/Baa	42	38
BB/Ba	15	15
B	7	8
CCC/Caa	1	1
Not Rated	3	2

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor
SEMI-ANNUAL REPORT	APRIL 30, 2012	5

Fund Summary as of April 30, 2012	BlackRock Credit Allocation Income Trust II, Inc.

Fund Overview

BlackRock Credit Allocation Income Trust II, Inc.’s (PSY) (the “Fund”) primary investment objective is to provide Common Shareholders with current income. The secondary investment objective of the Fund is to provide Common Shareholders with capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended April 30, 2012, the Fund returned 14.78% based on market price and 7.57% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds (BBB-Rated) category posted an average return of 8.46% based on market price and 5.24% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Spread sectors outperformed government-related debt for the six-month period as improving US economic fundamentals and accommodative monetary policy provided a backdrop that was conducive to credit spread compression. Accordingly, the Fund benefited from its allocations to investment grade and high yield corporate credit. The Fund’s high yield exposure was the largest contributor to performance despite recent weakness in the sector, as higher carry yields (income generation) and improving fundamentals helped to offset price declines. Within corporate credit, the Fund benefited from exposure to higher-beta names (those with greater sensitivity to market movements) in the industrials space. A bias toward financials also had a positive impact. Finally, the Fund’s duration stance (sensitivity to interest rate movements) contributed positively to returns as rates generally moved lower throughout the period.
•	The Fund’s duration and yield curve exposure was managed using interest rate derivative instruments such as futures contracts, options and swaps. These positions were put in place to limit the impact of expected volatility in interest rates and to express the Fund’s yield curve preference. These positions resulted in a slight net negative impact on performance for the period.

Describe recent portfolio activity.

•	During the six-month period, the Fund generally favored high quality companies with strong balance sheets. The Fund maintained a bias toward financials, but shifted to a neutral stance in industrials. The Fund increased exposure to the utilities sector, which appeared attractive on a relative basis while offering downside protection should the pace of the economic recovery continue to slow. The Fund maintained an emphasis on liquidity in order to take advantage of select opportunities in corporate credit. The Fund reduced its overall risk profile by decreasing leverage and portfolio duration over the period.

Describe portfolio positioning at period end.

•	European sovereign debt fears have once again resurfaced and macro risks remain a key driver of market volatility. As of period end, the Fund seeks to maintain a near-term short duration bias and remains cautiously optimistic on corporate credit.
•	The Fund maintained diversified exposure across investment grade and high yield corporate credits. Portfolio holdings at period end reflected a bias toward higher-quality issues and a preference for more stable industries and companies that offer good cash flows, earnings and revenue visibility and attractive downside protection. The Fund’s corporate credit holdings reflect a bias toward utilities over financials and industrials. The Fund favors media cable and media non-cable names as well as insurance companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Credit Allocation Income Trust II, Inc.

Fund Information
Symbol on NYSE	PSY
Initial Offering Date	March 28, 2003
Yield on Closing Market Price as of April 30, 2012 ($10.79)[1]	6.78%
Current Monthly Distribution per Common Share[2]	$0.061
Current Annualized Distribution per Common Share[2]	$0.732
Economic Leverage as of April 30, 2012[3]	27%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$10.79	$ 9.74	10.78%	$10.81	$ 9.42
Net Asset Value	$11.68	$11.25	3.82%	$11.70	$10.84

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	4/30/12	10/31/11
Corporate Bonds	79%	80%
Preferred Securities	18	17
US Treasury Obligations	1	1
Asset Backed Securities	1	1
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]
	4/30/12	10/31/11
AAA/Aaa[5]	2%	1%
AA/Aa	4	7
A	25	26
BBB/Baa	42	39
BB/Ba	17	17
B	7	7
CCC/Caa	1	1
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.
SEMI-ANNUAL REPORT	APRIL 30, 2012	7

Fund Summary as of April 30, 2012	BlackRock Credit Allocation Income Trust III

Fund Overview

BlackRock Credit Allocation Income Trust III’s (BPP) (the “Fund”) investment objective is to provide high current income consistent with capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended April 30, 2012, the Fund returned 12.37% based on market price and 7.12% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds (BBB-Rated) category posted an average return of 8.46% based on market price and 5.24% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Spread sectors outperformed government-related debt for the six-month period as improving US economic fundamentals and accommodative monetary policy provided a backdrop that was conducive to credit spread compression. Accordingly, the Fund benefited from its allocations to investment grade and high yield corporate credit. The Fund’s high yield exposure was the largest contributor to performance despite recent weakness in the sector, as higher carry yields (income generation) and improving fundamentals helped to offset price declines. Within corporate credit, the Fund benefited from exposure to higher-beta names (those with greater sensitivity to market movements) in the industrials space. A bias toward financials also had a positive impact. Finally, the Fund’s duration stance (sensitivity to interest rate movements) contributed positively to returns as rates generally moved lower throughout the period.
•	The Fund’s duration and yield curve exposure was managed using interest rate derivative instruments such as futures contracts, options and swaps. These positions were put in place to limit the impact of expected volatility in interest rates and to express the Fund’s yield curve preference. These positions resulted in a slight net negative impact on performance for the period.

Describe recent portfolio activity.

•	During the six-month period, the Fund generally favored high quality companies with strong balance sheets. The Fund maintained a bias toward financials, but shifted to a neutral stance in industrials. The Fund increased exposure to the utilities sector, which appeared attractive on a relative basis while offering downside protection should the pace of the economic recovery continue to slow. The Fund maintained an emphasis on liquidity in order to take advantage of select opportunities in corporate credit. The Fund reduced its overall risk profile by decreasing leverage and portfolio duration over the period.

Describe portfolio positioning at period end.

•	European sovereign debt fears have once again resurfaced and macro risks remain a key driver of market volatility. As of period end, the Fund seeks to maintain a near-term short duration bias and remains cautiously optimistic on corporate credit.
•	The Fund maintained diversified exposure across investment grade and high yield corporate credits. Portfolio holdings at period end reflected a bias toward higher-quality issues and a preference for more stable industries and companies that offer good cash flows, earnings and revenue visibility and attractive downside protection. The Fund’s corporate credit holdings reflect a bias toward utilities over financials and industrials. The Fund favors media cable and media non-cable names as well as insurance companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Credit Allocation Income Trust III

Fund Information
Symbol on NYSE	BPP
Initial Offering Date	February 28, 2003
Yield on Closing Market Price as of April 30, 2012 ($11.43)[1]	6.67%
Current Monthly Distribution per Common Share[2]	$0.0635
Current Annualized Distribution per Common Share[2]	$0.7620
Economic Leverage as of April 30, 2012[3]	24%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$11.43	$10.53	8.55%	$11.45	$10.05
Net Asset Value	$12.49	$12.07	3.48%	$12.55	$11.58

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	4/30/12	10/31/11
Corporate Bonds	83%	83%
Preferred Securities	15	15
US Treasury Obligations	1	1
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]
	4/30/12	10/31/11
AAA/Aaa[5]	1%	1%
AA/Aa	4	6
A	27	31
BBB/Baa	39	37
BB/Ba	16	15
B	8	8
CCC/Caa	1	1
Not Rated	4	1

[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.
SEMI-ANNUAL REPORT	APRIL 30, 2012	9

Fund Summary as of April 30, 2012	BlackRock Credit Allocation Income Trust IV

Fund Overview

BlackRock Credit Allocation Income Trust IV’s (BTZ) (the “Fund”) investment objective is to provide current income, current gains and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended April 30, 2012, the Fund returned 13.87% based on market price and 7.46% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds (BBB-Rated) category posted an average return of 8.46% based on market price and 5.24% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Spread sectors outperformed government-related debt for the six-month period as improving US economic fundamentals and accommodative monetary policy provided a backdrop that was conducive to credit spread compression. Accordingly, the Fund benefited from its allocations to investment grade and high yield corporate credit. The Fund’s high yield exposure was the largest contributor to performance despite recent weakness in the sector, as higher carry yields (income generation) and improving fundamentals helped to offset price declines. Within corporate credit, the Fund benefited from exposure to higher-beta names (those with greater sensitivity to market movements) in the industrials space. A bias toward financials also had a positive impact. Finally, the Fund’s duration stance (sensitivity to interest rate movements) contributed positively to returns as rates generally moved lower throughout the period.
•	The Fund’s duration and yield curve exposure was managed using interest rate derivative instruments such as futures contracts, options and swaps. These positions were put in place to limit the impact of expected volatility in interest rates and to express the Fund’s yield curve preference. These positions resulted in a slight net negative impact on performance for the period.

Describe recent portfolio activity.

•	During the six-month period, the Fund generally favored high quality companies with strong balance sheets. The Fund maintained a bias toward financials, but shifted to a neutral stance in industrials. The Fund increased exposure to the utilities sector, which appeared attractive on a relative basis while offering downside protection should the pace of the economic recovery continue to slow. The Fund maintained an emphasis on liquidity in order to take advantage of select opportunities in corporate credit. The Fund reduced its overall risk profile by decreasing leverage and portfolio duration over the period.

Describe portfolio positioning at period end.

•	European sovereign debt fears have once again resurfaced and macro risks remain a key driver of market volatility. As of period end, the Fund seeks to maintain a near-term short duration bias and remains cautiously optimistic on corporate credit.
•	The Fund maintained diversified exposure across investment grade and high yield corporate credits. Portfolio holdings at period end reflected a bias toward higher-quality issues and a preference for more stable industries and companies that offer good cash flows, earnings and revenue visibility and attractive downside protection. The Fund’s corporate credit holdings reflect a bias toward utilities over financials and industrials. The Fund favors media cable and media non-cable names as well as insurance companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Credit Allocation Income Trust IV

Fund Information
Symbol on NYSE	BTZ
Initial Offering Date	December 27, 2006
Yield on Closing Market Price as of April 30, 2012 ($13.26)[1]	7.10%
Current Monthly Distribution per Common Share[2]	$0.0785
Current Annualized Distribution per Common Share[2]	$0.9420
Economic Leverage as of April 30, 2012[3]	27%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$13.26	$12.08	9.77%	$13.34	$11.76
Net Asset Value	$14.44	$13.94	3.59%	$14.51	$13.37

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	4/30/12	10/31/11
Corporate Bonds	78%	80%
Preferred Securities	18	17
Asset Backed Securities	2	1
US Treasury Obligations	1	1
Taxable Municipal Bonds	1	1

Credit Quality Allocations[4]
	4/30/12	10/31/11
AAA/Aaa[5]	2%	1%
AA/Aa	3	7
A	29	29
BBB/Baa	40	37
BB/Ba	16	16
B	7	8
CCC/Caa	1	—
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Treasury Obligations that are deemed AAA by the investment advisor.
SEMI-ANNUAL REPORT	APRIL 30, 2012	11

Fund Summary as of April 30, 2012	BlackRock Floating Rate Income Trust

Fund Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Fund”) primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek the preservation of capital. The Fund seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of US and non-US issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Fund expects that the average effective duration of its portfolio will be no more than 1.5 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended April 30, 2012, the Fund returned 16.01% based on market price and 6.83% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 12.22% based on market price and 7.00% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Security selection among higher-quality loan instruments had a positive impact on the Fund’s performance. Selection in the electric and diversified manufacturing sectors also boosted returns. The Fund’s tactical exposure to high yield bonds contributed positively as the asset class outperformed loans given improving investor demand for riskier assets over the six-month period.
•	The Fund’s higher-quality loan bias, the core of its investment strategy, detracted from performance as lower-quality loan instruments rallied higher amid increasing demand for risk. The Fund’s exposure to the media non-cable sector also had a negative effect on returns.

Describe recent portfolio activity.

•	The period began with severe market volatility in reaction to headwinds from Europe’s debt crisis and a possible US government shut-down. However, the environment shifted in December when the European Central Bank announced a long-term refinancing operation. This liquidity program provided a much-needed short-term fix for the financial markets and helped to mitigate the risk of a collapse in the European banking system. Moreover, it was the catalyst for a positive turn in the valuation of risk assets.
•	During the period, the Fund maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. Given the fragile outlook for global growth, the Fund remained cautious of lower-rated less-liquid loans. The Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. While the developments during the period bode well for the posture of risk markets going forward, the Fund continues to maintain a high quality bias.

Describe portfolio positioning at period end.

•	At period end, the Fund held 81% of its total portfolio in floating rate loan interests (bank loans) and 15% in corporate bonds, with the remainder invested in a mix of asset-backed securities, foreign agency obligations and common stocks. The Fund’s largest sector exposures included media non-cable, media cable, and chemicals. The Fund ended the period with leverage at 29% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Floating Rate Income Trust

Fund Information
Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Yield on Closing Market Price as of April 30, 2012 ($14.41)[1]	6.45%
Current Monthly Distribution per Common Share[2]	$0.0775
Current Annualized Distribution per Common Share[2]	$0.9300
Economic Leverage as of April 30, 2012[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents the loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	10/31/11	Change	High	Low
Market Price	$14.41	$13.00	10.85%	$14.57	$12.55
Net Asset Value	$14.26	$13.97	2.08%	$14.26	$13.53

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s long-term investments excluding common stocks and floating rate loan interests:

Portfolio Composition
	4/30/12	10/31/11
Floating Rate Loan Interests	81%	78%
Corporate Bonds	15	18
Asset Backed Securities	2	2
Foreign Agency Obligations	1	1
Common Stocks	1	—
Other Interests	—	1

Credit Quality Allocations[4]
	4/30/12	10/31/11
AAA/Aaa	2%	—
AA/Aa	8	9%
A	1	2
BBB/Baa	20	25
BB/Ba	32	27
B	33	34
CCC/Caa	—	1
Not Rated	4	2

4 Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	APRIL 30, 2012	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings used for leverage). If the Funds segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. Each Fund, however, voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of April 30, 2012, the Funds had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
PSW	28%
PSY	27%
BPP	24%
BTZ	27%
BGT	29%

14	SEMI-ANNUAL REPORT	APRIL 30, 2012

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	15

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC, Series 2012-1A,
Class A, 4.21%, 2/16/65 (a)	USD	250	$257,043
Atrium CDO Corp., Series 5A, Class A4,
0.88%, 7/20/20 (a)(b)		650	549,250
SLM Student Loan Trust, Series 2004-B, Class A2,
0.67%, 6/15/21 (b)		468	448,515
Total Asset-Backed Securities — 1.1%			1,254,808

Corporate Bonds
Aerospace & Defense — 1.1%
BE Aerospace, Inc., 8.50%, 7/01/18		560	620,200
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		150	158,625
7.13%, 3/15/21		140	148,225
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		282	303,150
			1,230,200
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2011-2,
Class A, 8.63%, 4/15/23		112	117,743
Continental Airlines Pass-Through Certificates, Series
2009-2, Class B, 9.25%, 5/10/17		314	343,411
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24		260	273,571
			734,725
Auto Components — 0.8%
Delphi Corp., 6.13%, 5/15/21 (a)		130	138,450
Icahn Enterprises LP:
7.75%, 1/15/16		560	598,500
8.00%, 1/15/18		140	147,350
			884,300
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17		460	519,800
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		85	90,738
6.75%, 5/01/21		220	229,075
			319,813
Capital Markets — 4.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		750	838,547
E*Trade Financial Corp., 12.50%, 11/30/17		440	512,600
The Goldman Sachs Group, Inc. (c):
5.75%, 1/24/22		385	402,015
6.25%, 2/01/41		1,050	1,066,950
Morgan Stanley (c):
5.75%, 1/25/21		1,025	1,012,120
5.50%, 7/28/21		265	259,073
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)		150	150,901
UBS AG (c):
2.25%, 1/28/14		375	376,946
5.88%, 7/15/16		650	687,348
			5,306,500
Chemicals — 1.4%
Ashland, Inc., 9.13%, 6/01/17		10	11,100
Celanese US Holdings LLC, 5.88%, 6/15/21		370	396,825

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Hexion US Finance Corp., 6.63%, 4/15/20 (a)	USD	200	$209,000
Ineos Finance Plc (a):
8.38%, 2/15/19		100	107,250
7.50%, 5/01/20		175	179,813
LyondellBasell Industries NV, 5.75%, 4/15/24 (a)		445	459,462
Solutia, Inc., 7.88%, 3/15/20		200	233,500
			1,596,950
Commercial Banks — 5.0%
Amsouth Bank, Series AI, 4.85%, 4/01/13		200	203,000
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		200	208,196
Associated Banc-Corp, 5.13%, 3/28/16		515	545,222
Branch Banking & Trust Co. (b):
0.79%, 9/13/16		250	235,636
0.79%, 5/23/17		150	139,894
CIT Group, Inc.:
7.00%, 5/02/16 (a)		370	370,925
7.00%, 5/02/17 (a)		310	310,775
5.25%, 3/15/18		280	288,400
5.50%, 2/15/19 (a)		240	246,600
City National Corp., 5.25%, 9/15/20 (c)		550	587,757
Discover Bank, 8.70%, 11/18/19		300	378,392
HSBC Finance Corp., 6.68%, 1/15/21 (c)		350	377,995
Regions Financial Corp.:
4.88%, 4/26/13		600	618,000
5.75%, 6/15/15		460	485,300
SVB Financial Group, 5.38%, 9/15/20 (c)		550	605,146
			5,601,238
Commercial Services & Supplies — 4.0%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		2,200	2,250,159
6.75%, 4/06/21		550	544,170
Casella Waste Systems, Inc., 7.75%, 2/15/19		169	166,465
Clean Harbors, Inc., 7.63%, 8/15/16		306	321,300
Corrections Corp. of America, 7.75%, 6/01/17		775	840,875
Covanta Holding Corp., 6.38%, 10/01/22		155	159,435
Iron Mountain, Inc., 7.75%, 10/01/19		90	98,100
Mobile Mini, Inc., 7.88%, 12/01/20		65	69,550
			4,450,054
Communications Equipment — 1.0%
Avaya, Inc., 9.75%, 11/01/15 (c)		200	198,250
Brocade Communications Systems, Inc.,
6.88%, 1/15/20 (c)		700	764,750
Hughes Satellite Systems Corp., 6.50%, 6/15/19		100	107,000
			1,070,000
Construction Materials — 0.2%
HD Supply, Inc., 8.13%, 4/15/19 (a)		210	225,488
Consumer Finance — 5.3%
American Express Credit Corp., 2.75%, 9/15/15 (c)		1,400	1,452,643
Capital One Bank USA NA, 8.80%, 7/15/19		775	978,748
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)		800	827,213
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		690	769,350
5.88%, 8/02/21		140	158,212
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		420	451,500
SLM Corp., 6.25%, 1/25/16		1,180	1,215,400
Toll Brothers Finance Corp., 5.88%, 2/15/22		95	98,317
			5,951,383

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CAD	Canadian Dollar	GBP	British Pound
	CHF	Swiss Franc	LIBOR	London InterBank Offered Rate
	EUR	Euro	RB	Revenue Bonds
	FKA	Formerly Known As	USD	US Dollar

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Containers & Packaging — 1.5%
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (a)	USD	200	$216,500
Ball Corp.:
7.13%, 9/01/16		400	438,000
6.75%, 9/15/20		505	558,025
Bemis Co., Inc., 6.80%, 8/01/19		200	238,439
Crown Americas LLC, 6.25%, 2/01/21		200	217,500
Sealed Air Corp., 8.38%, 9/15/21 (a)		30	34,050
			1,702,514
Diversified Financial Services — 8.6%
Ally Financial, Inc.:
4.50%, 2/11/14		225	227,250
8.30%, 2/12/15		390	428,025
8.00%, 11/01/31		230	263,350
Bank of America Corp. (c):
3.75%, 7/12/16		350	348,495
5.30%, 3/15/17		855	891,720
5.00%, 5/13/21		1,325	1,318,799
Citigroup, Inc. (c):
6.38%, 8/12/14		300	323,518
4.59%, 12/15/15		225	235,665
4.45%, 1/10/17		600	626,762
DPL, Inc., 7.25%, 10/15/21 (a)		255	283,050
General Motors Financial Co., Inc., 6.75%, 6/01/18		120	127,804
ING Bank NV, 5.00%, 6/09/21 (a)(c)		550	560,242
Intesa Sanpaolo SpA:
2.38%, 12/21/12		800	788,678
6.50%, 2/24/21 (a)(c)		100	90,856
Moody’s Corp., 6.06%, 9/07/17		2,500	2,629,082
Reynolds Group Issuer, Inc. (a):
7.88%, 8/15/19		255	275,400
9.88%, 8/15/19		100	104,250
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		50	54,625
			9,577,571
Diversified Telecommunication Services — 3.5%
AT&T, Inc., 6.30%, 1/15/38 (c)		1,000	1,198,478
Level 3 Financing, Inc. (a):
8.13%, 7/01/19		898	922,695
8.63%, 7/15/20		150	157,125
Telecom Italia Capital SA, 6.18%, 6/18/14		225	232,268
Telefonica Emisiones SAU, 5.46%, 2/16/21		310	291,349
Verizon Communications, Inc., 7.35%, 4/01/39 (c)		660	905,356
Windstream Corp., 7.88%, 11/01/17		160	176,800
			3,884,071
Electric Utilities — 1.8%
CMS Energy Corp., 5.05%, 3/15/22		275	279,923
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)		375	409,933
Progress Energy, Inc., 7.00%, 10/30/31 (c)		1,000	1,305,337
			1,995,193
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		200	233,000
NXP BV, 3.22%, 10/15/13 (b)		95	95,000
			328,000
Energy Equipment & Services — 2.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20		25	26,313
Energy Transfer Partners LP, 5.20%, 2/01/22		700	746,126
Ensco Plc, 4.70%, 3/15/21 (c)		460	501,932
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		250	258,125
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (a)		65	64,837
Key Energy Services, Inc., 6.75%, 3/01/21		175	180,250
MEG Energy Corp., 6.50%, 3/15/21 (a)		225	236,812
Oil States International, Inc., 6.50%, 6/01/19		120	126,900
Peabody Energy Corp., 6.25%, 11/15/21 (a)		370	374,625

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (concluded)
Transocean, Inc.:
6.50%, 11/15/20	USD	265	$304,333
6.38%, 12/15/21		320	374,718
			3,194,971
Food & Staples Retailing — 1.3%
Wal-Mart Stores, Inc., 6.20%, 4/15/38 (c)		1,075	1,406,861
Food Products — 0.9%
Kraft Foods, Inc.:
6.50%, 8/11/17		385	467,161
6.13%, 8/23/18		390	471,705
Smithfield Foods, Inc., 10.00%, 7/15/14		86	100,620
			1,039,486
Gas Utilities — 0.2%
El Paso Natural Gas Co., 8.63%, 1/15/22		165	208,833
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		500	573,125
Teleflex, Inc., 6.88%, 6/01/19		115	123,050
			696,175
Health Care Providers & Services — 3.1%
Aetna, Inc., 6.75%, 12/15/37		400	519,291
Aviv Healthcare Properties LP, 7.75%, 2/15/19		105	109,200
HCA, Inc.:
8.50%, 4/15/19		55	61,703
6.50%, 2/15/20		560	599,200
7.25%, 9/15/20		195	215,962
INC Research LLC, 11.50%, 7/15/19 (a)		165	162,113
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		60	53,800
Tenet Healthcare Corp.:
10.00%, 5/01/18		350	404,250
8.88%, 7/01/19		250	280,312
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		800	1,071,761
			3,477,592
Health Care Technology — 0.9%
Amgen, Inc.:
5.15%, 11/15/41 (c)		957	997,334
5.65%, 6/15/42		8	8,900
			1,006,234
Household Durables — 0.2%
Standard Pacific Corp., 8.38%, 1/15/21		210	221,550
Independent Power Producers & Energy Traders — 1.1%
AES Corp.:
9.75%, 4/15/16		235	277,300
7.38%, 7/01/21 (a)		30	33,375
Calpine Corp., 7.25%, 10/15/17 (a)		100	106,750
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		440	485,650
Laredo Petroleum, Inc.:
9.50%, 2/15/19		70	78,225
7.38%, 5/01/22 (a)		65	67,275
QEP Resources, Inc., 5.38%, 10/01/22		134	134,000
			1,182,575
Insurance — 6.8%
American International Group, Inc.:
3.80%, 3/22/17 (c)		345	356,322
8.25%, 8/15/18		150	181,744
6.40%, 12/15/20 (c)		610	700,682
Aon Corp., 5.00%, 9/30/20 (c)		1,600	1,777,771
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		700	680,129
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		250	255,678
Genworth Financial, Inc., 7.63%, 9/24/21		225	222,165
ING Verzekeringen NV, 2.69%, 6/21/21 (b)	EUR	110	136,143
Manulife Financial Corp., 4.90%, 9/17/20	USD	1,000	1,044,983
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		100	86,250

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	17

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Insurance (concluded)
Principal Financial Group, Inc., 8.88%, 5/15/19	USD	225	$291,423
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		800	927,734
XL Group Ltd., 5.75%, 10/01/21		810	895,790
			7,556,814
IT Services — 0.7%
Epicor Software Corp., 8.63%, 5/01/19		160	165,600
Fidelity National Information Services, Inc.,
5.00%, 3/15/22 (a)		70	70,000
First Data Corp.:
7.38%, 6/15/19 (a)		215	219,837
8.25%, 1/15/21 (a)		20	19,700
12.63%, 1/15/21		170	170,425
SunGard Data Systems, Inc., 7.38%, 11/15/18		170	181,475
			827,037
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		865	955,825
Life Technologies Corp., 6.00%, 3/01/20 (c)		1,000	1,162,765
			2,118,590
Machinery — 1.1%
Ingersoll-Rand Global Holding Co., Ltd.,
9.50%, 4/15/14		800	919,474
UR Financing Escrow Corp. (a):
5.75%, 7/15/18		55	56,788
7.38%, 5/15/20		140	147,000
7.63%, 4/15/22		129	136,417
			1,259,679
Media — 8.6%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		90	100,575
CCH II LLC, 13.50%, 11/30/16		541	611,330
Comcast Corp., 6.30%, 11/15/17		800	970,414
Cox Communications, Inc., 8.38%, 3/01/39 (a)		800	1,148,628
CSC Holdings LLC:
8.50%, 4/15/14		160	176,400
8.63%, 2/15/19		275	312,125
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		600	656,128
DISH DBS Corp., 7.00%, 10/01/13		450	482,063
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		50	52,125
Intelsat Luxemburg SA:
11.25%, 2/04/17		150	155,625
11.50%, 2/04/17 (e)		100	104,250
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		275	313,156
Kabel BW Erste Beteiligungs GmbH,
7.50%, 3/15/19 (a)		230	245,525
News America, Inc., 6.15%, 3/01/37 (c)		950	1,055,212
Time Warner Cable, Inc., 6.75%, 6/15/39		925	1,115,360
Time Warner, Inc., 7.70%, 5/01/32 (c)		950	1,244,645
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)		240	257,400
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		600	654,000
			9,654,961
Metals & Mining — 2.2%
Alcoa, Inc., 5.40%, 4/15/21		155	162,906
Barrick Gold Corp., 2.90%, 5/30/16 (c)		275	288,369
Barrick North America Finance LLC, 5.70%, 5/30/41 (c)		300	330,570
Freeport-McMoRan Copper & Gold, Inc.,
3.55%, 3/01/22		325	321,127
Freeport-McMoRan Corp., 7.13%, 11/01/27		700	863,821
New Gold, Inc., 7.00%, 4/15/20 (a)		30	30,675
Novelis, Inc., 8.75%, 12/15/20		230	253,575
Teck Resources Ltd., 10.75%, 5/15/19		200	247,500
			2,498,543

Corporate Bonds		Par (000)	Value
Multi-Utilities — 1.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17	USD	750	$857,432
6.50%, 5/01/18		775	922,291
			1,779,723
Multiline Retail — 0.3%
JC Penney Co., Inc., 5.65%, 6/01/20 (c)		360	349,200
Oil, Gas & Consumable Fuels — 13.2%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		244	282,099
6.38%, 9/15/17		10	11,884
Berry Petroleum Co., 6.38%, 9/15/22		100	104,000
BP Capital Markets Plc, 3.88%, 3/10/15 (c)		350	374,870
Buckeye Partners LP, 4.88%, 2/01/21		225	232,426
Chesapeake Midstream Partners LP:
5.88%, 4/15/21		140	133,000
6.13%, 7/15/22		110	105,875
Chesapeake Oilfield Operating LLC,
6.63%, 11/15/19 (a)(c)		15	14,100
Concho Resources, Inc., 5.50%, 10/01/22		100	100,000
CONSOL Energy, Inc., 6.38%, 3/01/21		105	98,700
Copano Energy LLC, 7.13%, 4/01/21		130	137,150
DCP Midstream LLC, 4.75%, 9/30/21 (a)		325	350,957
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		340	390,556
5.00%, 10/01/21		125	132,056
Enbridge Energy Partners LP, 9.88%, 3/01/19		475	640,756
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		240	247,800
Enterprise Products Operating LLC, 6.65%, 4/15/18 (c)		1,000	1,210,803
Everest Acquisition LLC / Everest Acquisition
Finance, Inc., 6.88%, 5/01/19 (a)		80	84,000
Forest Oil Corp., 8.50%, 2/15/14		295	317,125
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20		1,000	1,209,390
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		55	58,300
Linn Energy LLC:
6.25%, 11/01/19 (a)		260	256,100
7.75%, 2/01/21		110	116,050
Marathon Petroleum Corp., 3.50%, 3/01/16		325	340,898
MarkWest Energy Partners LP, 6.25%, 6/15/22		125	131,563
Newfield Exploration Co., 6.88%, 2/01/20		145	154,063
Nexen, Inc., 6.40%, 5/15/37		295	327,455
Oasis Petroleum, Inc.:
7.25%, 2/01/19		80	84,800
6.50%, 11/01/21		70	71,400
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (a)(c)		280	290,500
ONEOK Partners LP, 8.63%, 3/01/19		800	1,046,175
Petrobras International Finance Co.:
3.88%, 1/27/16		875	915,980
5.38%, 1/27/21		525	575,101
Petrohawk Energy Corp., 10.50%, 8/01/14		145	160,950
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		150	155,250
Phillips 66, 2.95%, 5/01/17 (a)		250	256,530
Pioneer Natural Resources Co.:
6.65%, 3/15/17		150	170,170
6.88%, 5/01/18		115	135,382
Plains Exploration & Production Co.:
10.00%, 3/01/16		95	104,500
6.75%, 2/01/22		15	15,600
Precision Drilling Corp., 6.50%, 12/15/21		95	98,800
Premier Oil Plc, 5.00%, 6/09/18		825	851,812
Range Resources Corp., 6.75%, 8/01/20		200	217,000
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		700	716,751
Samson Investment Co., 9.75%, 2/15/20 (a)		145	151,344
SandRidge Energy, Inc.:
7.50%, 3/15/21		45	45,450
8.13%, 10/15/22 (a)		50	51,875

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
SM Energy Co.:
6.63%, 2/15/19	USD	55	$58,025
6.50%, 11/15/21		80	84,400
Targa Resources Partners LP, 6.88%, 2/01/21		115	120,175
Tennessee Gas Pipeline Co., 8.00%, 2/01/16		195	227,311
Western Gas Partners LP, 5.38%, 6/01/21		350	381,867
The Williams Cos., Inc., 8.75%, 3/15/32		170	229,691
			14,778,815
Paper & Forest Products — 2.5%
Boise Paper Holdings LLC:
9.00%, 11/01/17		70	77,875
8.00%, 4/01/20		150	165,375
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		470	519,350
International Paper Co.:
7.50%, 8/15/21		775	983,902
7.30%, 11/15/39		800	989,883
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		80	80,800
			2,817,185
Pharmaceuticals — 4.1%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	100	145,607
Merck & Co., Inc., 6.50%, 12/01/33	USD	475	654,982
Pfizer, Inc., 7.20%, 3/15/39 (c)		2,080	3,075,224
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		420	596,113
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		65	67,356
			4,539,282
Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		800	952,522
Developers Diversified Realty Corp.:
4.75%, 4/15/18		155	160,591
7.88%, 9/01/20		175	210,167
ERP Operating LP, 5.75%, 6/15/17		800	920,772
HCP, Inc., 5.38%, 2/01/21		250	275,430
UDR, Inc., 4.25%, 6/01/18		350	371,914
Ventas Realty LP/Ventas Capital Corp.,
4.75%, 6/01/21		270	278,361
			3,169,757
Real Estate Management & Development — 0.4%
Realogy Corp. (a)(c):
7.88%, 2/15/19		135	132,300
7.63%, 1/15/20		145	150,438
Shea Homes LP, 8.63%, 5/15/19 (a)		110	114,675
			397,413
Road & Rail — 1.4%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		25	26,187
Florida East Coast Railway Corp., 8.13%, 2/01/17		40	41,100
The Hertz Corp., 6.75%, 4/15/19		77	80,369
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		1,200	1,391,143
			1,538,799
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		190	209,475
KLA-Tencor Corp., 6.90%, 5/01/18		461	557,815
			767,290
Software — 0.1%
Lawson Software, Inc., 9.38%, 4/01/19 (a)		140	146,300
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		445	482,825
Limited Brands, Inc., 7.00%, 5/01/20		230	255,300
QVC, Inc., 7.38%, 10/15/20 (a)		25	27,375
Sally Holdings LLC, 6.88%, 11/15/19 (a)		140	149,100
VF Corp., 5.95%, 11/01/17		350	417,757
			1,332,357

		Par
Corporate Bonds		(000)	Value
Tobacco — 1.9%
Altria Group, Inc., 10.20%, 2/06/39	USD	937	$1,501,238
Lorillard Tobacco Co., 3.50%, 8/04/16		600	628,723
			2,129,961
Wireless Telecommunication Services — 4.7%
America Movil SAB de CV, 2.38%, 9/08/16		585	597,002
American Tower Corp.:
4.50%, 1/15/18		450	475,171
5.90%, 11/01/21		295	331,598
Cricket Communications, Inc., 7.75%, 5/15/16		155	163,137
Crown Castle International Corp., 9.00%, 1/15/15		210	232,050
Crown Castle Towers LLC (a):
5.50%, 1/15/37		275	303,632
6.11%, 1/15/40		300	342,592
Digicel Group Ltd., 8.25%, 9/01/17 (a)		125	130,312
Nextel Communications, Inc., Series E,
6.88%, 10/31/13		195	195,000
SBA Tower Trust, 5.10%, 4/15/42 (a)		1,000	1,088,207
Sprint Capital Corp., 6.88%, 11/15/28		230	171,925
Sprint Nextel Corp. (a):
9.00%, 11/15/18		540	594,675
7.00%, 3/01/20		620	632,400
			5,257,701
Total Corporate Bonds — 108.1%			120,731,484

Preferred Securities
Capital Trusts
Capital Markets — 4.3%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)		500	530,000
State Street Capital Trust III, 5.46% (b)(f)		725	727,842
State Street Capital Trust IV, 1.47%, 6/01/37 (b)		4,740	3,527,380
			4,785,222
Commercial Banks — 2.5%
Barclays Bank Plc (a)(b)(f):
5.93%,		425	386,750
7.43%,(c)		150	150,000
BNP Paribas, 7.20% (a)(b)(c)(f)		300	258,000
Credit Agricole SA, 8.38% (a)(b)(c)(f)		350	308,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		530	426,650
M&T Capital Trust II, 8.28%, 6/01/27		910	928,200
National City Preferred Capital Trust I, 12.00% (b)(f)		300	319,320
			2,776,920
Diversified Financial Services — 2.0%
JPMorgan Chase Capital XXIII, 1.50%, 5/15/47 (b)		3,085	2,282,965
Electric Utilities — 0.4%
PPL Capital Funding, 6.70%, 3/30/67 (b)		500	495,000
Insurance — 8.8%
Ace Capital Trust II, 9.70%, 4/01/30		500	683,396
The Allstate Corp., 6.50%, 5/15/67 (b)		500	488,750
American International Group, Inc., 8.18%, 5/15/68 (b)		225	240,469
AXA SA, 6.38% (a)(b)(f)		1,000	795,000
Chubb Corp., 6.38%, 3/29/67 (b)(c)		500	511,875
Farmers Exchange Capital, 7.05%, 7/15/28 (a)		500	553,446
Great-West Life & Annuity Insurance Co.,
7.15%, 5/16/46 (a)(b)		500	500,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		500	680,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		500	485,000
MetLife, Inc., 6.40%, 12/15/66		500	489,107
Mitsui Sumitomo Insurance Co., Ltd.,
7.00%, 3/15/72 (a)(b)		320	328,777

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	19

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Insurance (concluded)
Northwestern Mutual Life Insurance,
6.06%, 3/30/40 (a)(c)	USD	900	$1,072,333
Reinsurance Group of America, 6.75%, 12/15/65 (b)		700	647,712
Swiss Re Capital I LP, 6.85% (a)(b)(f)		450	413,844
ZFS Finance (USA) (a)(b):
Trust II, 6.45%, 12/15/65		1,800	1,764,000
Trust IV, 5.88%, 5/09/62		146	146,182
			9,799,891
Multi-Utilities — 0.9%
Dominion Resources Capital Trust I, 7.83%, 12/01/27		500	513,032
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		500	532,500
			1,045,532
Oil, Gas & Consumable Fuels — 1.3%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)		825	895,125
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		500	521,946
			1,417,071
Total Capital Trusts — 20.2%			22,602,601

Preferred Stocks		Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)		1,000	125,375
Diversified Financial Services — 0.4%
Ally Financial, Inc., 7.00% (a)		510	432,863
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		3,000	3,690
Freddie Mac, Series Z, 8.38% (b)(g)		3,000	3,750
			7,440
Wireless Telecommunication Services — 2.9%
Centaur Funding Corp., 9.08% (a)		2,720	3,223,200
Total Preferred Stocks — 3.4%			3,788,878

Trust Preferreds — 0.3%
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13% (b)		13,680	321,770
Total Preferred Securities — 23.9%			26,713,249

Taxable Municipal Bonds — 0.9%		Par (000)
Metropolitan Transportation Authority, RB,
6.55%, 11/15/31	USD	800	981,208

US Government Sponsored
Agency Securities — 0.3%
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(h)		390	314,003

US Treasury Obligations		Par (000)	Value
US Treasury Bonds (c):
3.75%, 8/15/41	USD	236	$266,459
3.13%, 11/15/41		740	742,312
US Treasury Notes, 0.88%, 12/31/16 (c)		901	906,350
Total US Treasury Obligations — 1.7%			1,915,121
Total Long-Term Investments
(Cost — $143,090,707) — 136.0%			151,909,873

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (i)(j)		621,268	621,268
Total Short-Term Securities
(Cost — $621,268) — 0.6%			621,268

Options Purchased		Contracts
Exchange-Traded Put Options — 0.0%
S&P 500 Index, Strike Price USD 1,200.00,
Expires 6/16/12		67	17,420
		Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.0%
Receive a fixed rate of 2.40% and pay a floating rate
based on 3-month LIBOR, expires 5/11/12,
Broker Citibank NA	USD	1,300	46
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 4/05/13,
Broker Citibank NA		800	37,051
			37,097
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 4/05/13,
Broker Citibank NA		800	16,824
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 9/16/13,
Broker Credit Suisse Securities (USA) LLC	EUR	1,300	6,516
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 10/21/13,
Broker Deutsche Bank AG		1,300	7,984
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 12/12/13,
Broker Credit Suisse Securities (USA) LLC		900	7,148
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 2/02/17,
Broker Deutsche Bank AG	USD	1,200	40,277
			78,749
Total Options Purchased
(Cost — $429,102) — 0.1%			133,266
Total Investments Before Options Written
(Cost — $144,141,077) — 136.7%			152,664,407

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Options Written		Contracts	Value
Over-the-Counter Call Options — (0.0)%
S&P 500 Index, Strike Price USD 1,450.00,
Expires 6/15/12, Broker Deutsche Bank AG		1,700	$(12,394)
		Notional Amount (000)
Over-the-Counter Interest Rate Put Swaptions — (0.0)%
Receive a fixed rate of 6.00% and pay a floating rate
based on 3-month LIBOR, Expires 2/02/17,
Broker Deutsche Bank AG	USD	2,400	(35,633)
Total Options Written
(Premiums Received — $66,010) — (0.0)%			(48,027)
Total Investments, Net of Options Written — 136.7%			152,616,380
Liabilities in Excess of Other Assets — (36.7)%			(40,980,708)
Net Assets — 100.0%			$111,635,672

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Non-income producing security.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,362,932	(741,664)	621,268	$ 926

(j)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Reverse repurchase agreements outstanding as of April 30, 2012 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank AG	(0.50)%	1/17/12	Open	$107,168	$107,325
UBS Securities LLC	(1.25)%	2/02/12	Open	122,508	122,887
Credit Suisse
Securities
(USA) LLC	0.35%	2/15/12	Open	950,524	949,823
Credit Suisse
Securities
(USA) LLC	0.35%	2/22/12	Open	1,052,581	1,051,875
UBS Securities LLC	0.35%	2/28/12	Open	2,509,536	2,508,000
UBS Securities LLC	0.38%	2/28/12	Open	2,609,046	2,607,312
Credit Suisse
Securities
(USA) LLC	(0.25)%	3/07/12	Open	295,987	296,100
BNP Paribas
Securities Corp.	0.35%	3/12/12	Open	1,354,083	1,353,425
UBS Securities LLC	0.32%	3/13/12	Open	544,737	544,500
UBS Securities LLC	0.38%	3/13/12	Open	602,937	602,625
Deutsche Bank AG	0.17%	3/14/12	Open	721,664	721,500
Credit Suisse
Securities
(USA) LLC	0.30%	3/21/12	Open	1,388,224	1,387,750
Credit Suisse
Securities
(USA) LLC	0.35%	3/21/12	Open	707,282	707,000
Credit Suisse
Securities
(USA) LLC	0.38%	3/21/12	Open	6,194,048	6,191,369
Barclays
Capital, Inc.	0.35%	3/22/12	Open	662,870	662,613
UBS Securities LLC	0.35%	3/23/12	Open	92,415	92,380
Credit Suisse
Securities
(USA) LLC	0.35%	3/27/12	Open	332,607	332,494
Barclays
Capital, Inc.	(1.00)%	4/03/12	Open	147,195	147,309
UBS Securities LLC	0.10%	4/16/12	Open	174,007	174,000
Barclays
Capital, Inc.	0.35%	4/18/12	Open	3,329,295	3,328,875
UBS Securities LLC	0.34%	4/23/12	Open	3,877,368	3,877,075
UBS Securities LLC	0.35%	4/23/12	Open	374,442	374,412
Credit Suisse
Securities
(USA) LLC	0.35%	4/23/12	Open	602,297	602,250
Deutsche Bank AG	0.00%	4/24/12	Open	53,400	53,400
Deutsche Bank AG	0.12%	4/24/12	Open	907,779	907,758
UBS Securities LLC	0.34%	4/24/12	Open	332,522	332,500
Barclays
Capital, Inc.	0.35%	4/25/12	Open	1,351,579	1,351,500
BNP Paribas
Securities Corp.	0.19%	4/25/12	Open	265,803	265,795
BNP Paribas
Securities Corp.	0.23%	4/25/12	Open	311,037	311,025
BNP Paribas
Securities Corp.	0.37%	4/25/12	Open	2,044,126	2,044,000
BNP Paribas
Securities Corp.	0.35%	4/25/12	Open	250,015	250,000
UBS Securities LLC	0.25%	4/26/12	Open	246,008	246,000
UBS Securities LLC	0.35%	4/26/12	Open	1,263,936	1,263,875
UBS Securities LLC	0.38%	4/26/12	Open	6,808,960	6,808,600
Deutsche Bank AG	0.25%	4/26/12	Open	324,011	324,000
Total				$42,911,997	$42,901,352

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	21

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

•	Financial futures contracts purchased as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
32	5-Year US Treasury Note	Chicago Board of Trade	June 2012	USD	3,961,500	$16,939

• Financial futures contracts sold as of April 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
1	Euro-Bund	Eurex	June 2012	EUR	186,761	$(3,312)
95	10-Year US	Chicago Board
	Treasury Note	of Trade	June 2012	USD	12,566,719	(125,493)
10	30-Year US	Chicago Board
	Treasury Bond	of Trade	June 2012	USD	1,428,750	(11,376)
33	Ultra Long Term	Chicago Board
	US Treasury Bond	of Trade	June 2012	USD	5,207,812	(95,023)
Total						$(235,204)

•	Foreign currency exchange contracts as of April 30, 2012 were as follows:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 326,700	EUR 247,500	Citibank NA	7/25/12	$(1,070)

•	Credit default swaps on single-name issues — buy protection outstanding as of April 30, 2012 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
STMicroelectronics NV	1.00%	Deutsche
		Bank AG	12/20/16	EUR	285	$(4,560)
Southwest		Goldman
Airlines Co.	1.00%	Sachs & Co.	12/20/16	USD	280	(7,023)
Southwest		Royal Bank
Airlines Co.	1.00%	of Scotland Plc	12/20/16	USD	280	(8,111)
Time Warner Inc.	1.00%	Credit Suisse
		Securities
		(USA) LLC	3/20/17	USD	1,700	(1,527)
Emerson Electric		Morgan Stanley
Co.	1.00%	& Co., Inc.	3/20/17	USD	545	(4,329)
Total						$(25,550)

•	Credit default swaps on single-name issues — sold protection outstanding as of April 30, 2012 were as follows:
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA		Deutsche
Corp.	1.00%	Bank AG	5/25/12	A	USD	650	$(9)
DIRECTV		Credit Suisse
Holdings		Securities
LLC	1.00%	(USA) LLC	3/20/17	BBB	USD	1,700	28,680
MetLife, Inc.		Deutsche
	1.00%	Bank AG	3/20/18	A-	USD	200	(4,175)
Total							$24,496

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes - sold protection outstanding as of April 30, 2012 were as follows:
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]		Unrealized Appreciation
Dow Jones CDX
North America
High Yield Index		Credit Suisse
Series 18,		Securities
Version 1	5.00%	(USA) LLC	6/20/17	B+	USD	435	$6,585

[3]	Using S&P’s rating of the underlying securities.
[4]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Interest rate swaps outstanding as of April 30, 2012 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.17%[5]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	4/11/17	USD	1,700	$(7,163)
1.18%[5]	3-month
	LIBOR	Deutsche Bank AG	4/11/17	USD	4,900	(23,018)
2.35%[5]	3-month
	LIBOR	Deutsche Bank AG	3/19/22	USD	3,200	(94,174)
4.03%[5]	3-month
	LIBOR	UBS AG	4/18/22	USD	1,400	(207,653)
2.05%[6]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	5/02/22	USD	1,400	—
2.05%[6]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	5/02/22	USD	900	458
Total						$(331,550)

[5]	Fund pays a fixed interest rate and receives floating rate.
[6]	Fund pays a floating interest rate and receives fixed rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	—	$705,558	$549,250	$1,254,808
Corporate
Bonds	—	119,879,672	851,812	120,731,484
Preferred
Securities	$329,210	26,384,039	—	26,713,249
Taxable
Municipal
Bonds	—	981,208	—	981,208
US Government
Sponsored
Agency
Securities	—	314,003	—	314,003
US Treasury
Obligations	—	1,915,121	—	1,915,121
Short-Term
Securities	621,268	—	—	621,268
Total	$950,478	$150,179,601	$1,401,062	$152,531,141

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity
contracts	$17,420	—	—	$17,420
Interest rate
contracts	16,939	$116,304	—	133,243
Credit
contracts	—	35,265	—	35,265
Liabilities:
Equity
contracts	—	(12,394)	—	(12,394)
Interest rate
contracts	(235,204)	(367,641)	—	(602,845)
Foreign
currency
exchange
contracts	—	(1,070)	—	(1,070)
Credit
contracts	—	(29,725)	$(9)	(29,734)
Total	$(200,845)	$(259,261)	$(9)	$(460,115)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Balance, as of October 31, 2011	$503,750	$858,000	$1,361,750
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	10,695	—	10,695
Net change in unrealized appreciation/depreciation[2]	34,805	(6,188)	28,617
Purchases	—	—	—
Sales	—	—	—
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of April 30, 2012	$549,250	$851,812	$1,401,062

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at April 30, 2012 was $886,618.
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Balance, as of October 31, 2011	$1,175
Accrued discounts/premiums	2,105
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(1,184)
Purchases	—
Issuances[5]	—
Sales	—
Settlements[6]	(2,105)
Transfers in3	—
Transfers out[3]	—
Balance, as of April 30, 2012	$(9)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at April 30, 2012 was $(1,184).
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	23

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC, Series 2012-1A,
Class A, 4.21%, 2/16/65 (a)	USD	1,034	$1,064,160
Atrium CDO Corp., Series 5A, Class A4,
0.88%, 7/20/20 (a)(b)		2,650	2,239,250
SLM Student Loan Trust, Series 2004-B, Class A2,
0.67%, 6/15/21 (b)		1,968	1,887,501
Total Asset-Backed Securities — 1.1%			5,190,911

Corporate Bonds
Aerospace & Defense — 1.1%
BE Aerospace, Inc., 8.50%, 7/01/18		2,500	2,768,750
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		610	645,075
7.13%, 3/15/21		600	635,250
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		1,014	1,090,050
			5,139,125
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2011-2,
Class A, 8.63%, 4/15/23		553	583,597
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17		1,362	1,488,112
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24		1,013	1,066,472
			3,138,181
Auto Components — 0.8%
Delphi Corp., 6.13%, 5/15/21 (a)		570	607,050
Icahn Enterprises LP:
8.00%, 1/15/18		2,270	2,426,062
8.00%, 1/15/18		610	642,025
			3,675,137
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17		1,970	2,226,100
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		375	400,313
6.75%, 5/01/21		940	978,775
			1,379,088
Capital Markets — 5.3%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		3,250	3,633,705
E*Trade Financial Corp., 12.50%, 11/30/17		1,865	2,172,725
The Goldman Sachs Group, Inc. (c):
5.25%, 7/27/21		1,175	1,189,049
5.75%, 1/24/22		3,415	3,565,923
6.25%, 2/01/41		4,450	4,521,836
Morgan Stanley (c):
5.75%, 1/25/21		3,915	3,865,804
5.50%, 7/28/21		1,285	1,256,261
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)		600	603,602
UBS AG (c):
2.25%, 1/28/14		1,627	1,635,443
5.88%, 7/15/16		2,800	2,960,885
			25,405,233
Chemicals — 1.4%
Ashland, Inc., 9.13%, 6/01/17		45	49,950
Celanese US Holdings LLC, 5.88%, 6/15/21		1,545	1,657,013
Hexion US Finance Corp., 6.63%, 4/15/20 (a)		865	903,925
Ineos Finance Plc (a):
8.38%, 2/15/19		320	343,200
7.50%, 5/01/20		730	750,075
LyondellBasell Industries NV, 5.75%, 4/15/24 (a)		1,885	1,946,262
Solutia, Inc., 7.88%, 3/15/20		860	1,004,050
			6,654,475

Corporate Bonds		Par (000)	Value
Commercial Banks — 5.0%
Amsouth Bank, Series AI, 4.85%, 4/01/13	USD	1,050	$1,065,750
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		900	936,881
Associated Banc-Corp, 5.13%, 3/28/16		2,200	2,329,103
Branch Banking & Trust Co. (b)(c):
0.79%, 9/13/16		1,100	1,036,798
0.79%, 5/23/17		675	629,524
CIT Group, Inc.:
7.00%, 5/02/16 (a)		1,570	1,573,925
7.00%, 5/02/17 (a)		1,250	1,253,125
5.25%, 3/15/18		1,190	1,225,700
5.50%, 2/15/19 (a)		1,040	1,068,600
City National Corp., 5.25%, 9/15/20 (c)		2,350	2,511,328
Discover Bank, 8.70%, 11/18/19		1,200	1,513,566
HSBC Finance Corp., 6.68%, 1/15/21		1,525	1,646,979
Regions Financial Corp.:
4.88%, 4/26/13		2,525	2,600,750
5.75%, 6/15/15		1,800	1,899,000
SVB Financial Group, 5.38%, 9/15/20		2,300	2,530,609
			23,821,638
Commercial Services & Supplies — 4.0%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		9,300	9,512,034
6.75%, 4/06/21		2,325	2,300,355
Casella Waste Systems, Inc., 7.75%, 2/15/19		721	710,185
Clean Harbors, Inc., 7.63%, 8/15/16		1,314	1,379,700
Corrections Corp. of America, 7.75%, 6/01/17		3,375	3,661,875
Covanta Holding Corp., 6.38%, 10/01/22		665	684,028
Iron Mountain, Inc., 7.75%, 10/01/19		390	425,100
Mobile Mini, Inc., 7.88%, 12/01/20		275	294,250
			18,967,527
Communications Equipment — 1.0%
Avaya, Inc., 9.75%, 11/01/15 (c)		900	892,125
Brocade Communications Systems, Inc.,
6.88%, 1/15/20 (c)		2,965	3,239,262
Hughes Satellite Systems Corp., 6.50%, 6/15/19		420	449,400
			4,580,787
Construction Materials — 0.2%
HD Supply, Inc., 8.13%, 4/15/19 (a)		900	966,375
Consumer Finance — 5.1%
American Express Credit Corp., 2.75%, 9/15/15 (c)		5,850	6,069,971
Capital One Bank USA NA, 8.80%, 7/15/19		3,325	4,199,146
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)		3,425	3,541,505
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		2,580	2,876,700
5.88%, 8/02/21		320	361,628
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		1,815	1,951,125
SLM Corp., 6.25%, 1/25/16		4,870	5,016,100
Toll Brothers Finance Corp., 5.88%, 2/15/22		410	424,315
			24,440,490
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17		200	216,500
9.13%, 10/15/20		235	254,388
Ball Corp.:
7.13%, 9/01/16		1,750	1,916,250
6.75%, 9/15/20		2,210	2,442,050
Crown Americas LLC, 6.25%, 2/01/21		825	897,187
Sealed Air Corp., 8.38%, 9/15/21 (a)		130	147,550
			5,873,925
Diversified Financial Services — 6.5%
Ally Financial, Inc.:
4.50%, 2/11/14		1,775	1,792,750
8.30%, 2/12/15		1,230	1,349,925
8.00%, 11/01/31		840	961,800

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Bank of America Corp.:
3.75%, 7/12/16 (c)	USD	1,395	$1,389,001
5.30%, 3/15/17 (c)		3,640	3,796,327
5.00%, 5/13/21		50	49,766
Citigroup, Inc. (c):
6.38%, 8/12/14		1,300	1,401,913
4.59%, 12/15/15		975	1,021,216
4.45%, 1/10/17		2,680	2,799,536
DPL, Inc., 7.25%, 10/15/21 (a)		1,080	1,198,800
General Motors Financial Co., Inc., 6.75%, 6/01/18		500	532,515
ING Bank NV, 5.00%, 6/09/21 (a)(c)		2,350	2,393,759
Intesa Sanpaolo SpA:
2.38%, 12/21/12		3,500	3,450,468
6.50%, 2/24/21 (a)(c)		475	431,565
Moody’s Corp., 6.06%, 9/07/17		6,000	6,309,798
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19		245	256,025
7.88%, 8/15/19		870	939,600
9.88%, 8/15/19		305	317,963
6.88%, 2/15/21		215	221,450
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		205	223,963
			30,838,140
Diversified Telecommunication Services — 3.9%
AT&T, Inc., 6.30%, 1/15/38 (c)		4,000	4,793,912
Level 3 Financing, Inc. (a):
8.13%, 7/01/19		3,149	3,235,597
8.63%, 7/15/20		650	680,875
Telecom Italia Capital SA, 6.18%, 6/18/14		975	1,006,493
Telefonica Emisiones SAU, 5.46%, 2/16/21		1,360	1,278,176
Verizon Communications, Inc. (c):
1.95%, 3/28/14		3,650	3,735,242
7.35%, 4/01/39		2,375	3,257,911
Windstream Corp., 7.88%, 11/01/17		730	806,650
			18,794,856
Electric Utilities — 1.7%
CMS Energy Corp., 5.05%, 3/15/22		1,125	1,145,140
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)		1,650	1,803,704
Progress Energy, Inc., 7.00%, 10/30/31 (c)		4,000	5,221,348
			8,170,192
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		800	932,000
NXP BV, 3.22%, 10/15/13 (b)		400	400,000
			1,332,000
Energy Equipment & Services — 2.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20		110	115,775
Energy Transfer Partners LP, 5.20%, 2/01/22		3,000	3,197,685
Ensco Plc, 4.70%, 3/15/21 (c)		1,965	2,144,122
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		1,085	1,120,262
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (a)		285	284,288
Key Energy Services, Inc., 6.75%, 3/01/21		745	767,350
MEG Energy Corp., 6.50%, 3/15/21 (a)		955	1,005,138
Oil States International, Inc., 6.50%, 6/01/19		505	534,038
Peabody Energy Corp., 6.25%, 11/15/21 (a)		1,555	1,574,437
Transocean, Inc.:
6.50%, 11/15/20		1,125	1,291,978
6.38%, 12/15/21		1,375	1,610,115
			13,645,188
Food & Staples Retailing — 0.8%
Wal-Mart Stores, Inc. (c):
5.25%, 9/01/35		2,500	2,871,985
6.20%, 4/15/38		875	1,145,119
			4,017,104

Corporate Bonds		Par (000)	Value
Food Products — 0.9%
Kraft Foods, Inc.:
6.50%, 8/11/17	USD	1,665	$2,020,319
6.13%, 8/23/18		1,660	2,007,772
Smithfield Foods, Inc., 10.00%, 7/15/14		374	437,580
			4,465,671
Gas Utilities — 0.2%
El Paso Natural Gas Co., 8.63%, 1/15/22		695	879,631
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		2,250	2,579,062
Teleflex, Inc., 6.88%, 6/01/19		490	524,300
			3,103,362
Health Care Providers & Services — 3.7%
Aetna, Inc., 6.75%, 12/15/37 (c)		1,700	2,206,986
Aviv Healthcare Properties LP, 7.75%, 2/15/19		460	478,400
HCA, Inc.:
8.50%, 4/15/19		240	269,250
6.50%, 2/15/20		2,380	2,546,600
7.25%, 9/15/20		3,435	3,804,263
INC Research LLC, 11.50%, 7/15/19 (a)		695	682,838
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		270	242,075
Tenet Healthcare Corp.:
10.00%, 5/01/18		1,530	1,767,150
8.88%, 7/01/19		1,125	1,261,406
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		3,400	4,554,983
			17,813,951
Health Care Technology — 0.9%
Amgen, Inc.:
5.15%, 11/15/41 (c)		4,208	4,385,355
5.65%, 6/15/42		42	46,723
			4,432,078
Household Durables — 0.2%
Standard Pacific Corp., 8.38%, 1/15/21		890	938,950
Independent Power Producers & Energy Traders — 1.1%
AES Corp.:
9.75%, 4/15/16		985	1,162,300
7.38%, 7/01/21 (a)		135	150,188
Calpine Corp., 7.25%, 10/15/17 (a)		440	469,700
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		1,880	2,075,050
Laredo Petroleum, Inc.:
9.50%, 2/15/19		295	329,662
7.38%, 5/01/22 (a)		265	274,275
QEP Resources, Inc., 5.38%, 10/01/22		569	569,000
			5,030,175
Insurance — 6.3%
American International Group, Inc.:
3.80%, 3/22/17 (c)		1,500	1,549,227
8.25%, 8/15/18		625	757,269
6.40%, 12/15/20 (c)		2,590	2,975,027
Aon Corp., 5.00%, 9/30/20 (c)		4,600	5,111,092
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		2,800	2,720,516
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		1,000	1,022,712
Genworth Financial, Inc., 7.63%, 9/24/21		970	957,776
ING Verzekeringen NV, 2.69%, 6/21/21 (b)	EUR	430	532,194
Manulife Financial Corp., 4.90%, 9/17/20 (c)	USD	4,700	4,911,420
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		430	370,875
Principal Financial Group, Inc., 8.88%, 5/15/19		980	1,269,309
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		3,400	3,942,871
XL Group Ltd., 5.75%, 10/01/21		3,430	3,793,282
			29,913,570

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	25

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
IT Services — 0.7%
Epicor Software Corp., 8.63%, 5/01/19	USD	720	$745,200
Fidelity National Information Services, Inc.,
5.00%, 3/15/22 (a)		320	320,000
First Data Corp.:
7.38%, 6/15/19 (a)		935	956,037
8.25%, 1/15/21 (a)		85	83,725
12.63%, 1/15/21		710	711,775
SunGard Data Systems, Inc., 7.38%, 11/15/18		730	779,275
			3,596,012
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		3,825	4,226,625
Life Technologies Corp., 6.00%, 3/01/20 (c)		4,200	4,883,613
			9,110,238
Machinery — 1.1%
Ingersoll-Rand Global Holding Co., Ltd., 9.50%, 4/15/14		3,400	3,907,766
UR Financing Escrow Corp. (a):
5.75%, 7/15/18		235	242,638
7.38%, 5/15/20		600	630,000
7.63%, 4/15/22		548	579,510
			5,359,914
Media — 8.7%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		395	441,412
CCH II LLC, 13.50%, 11/30/16		2,317	2,618,210
Comcast Corp., 6.30%, 11/15/17 (c)		3,400	4,124,258
Cox Communications, Inc., 8.38%, 3/01/39 (a)		3,400	4,881,669
CSC Holdings LLC:
8.50%, 4/15/14		680	749,700
8.63%, 2/15/19		1,200	1,362,000
DIRECTV Holdings LLC, 5.00%, 3/01/21		2,575	2,815,884
DISH DBS Corp., 7.00%, 10/01/13		1,750	1,874,687
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		190	198,075
Intelsat Luxemburg SA:
11.25%, 2/04/17		620	643,250
11.50%, 2/04/17 (e)		400	417,000
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		1,175	1,338,031
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		1,040	1,110,200
News America, Inc., 6.15%, 3/01/37 (c)		4,200	4,665,146
Time Warner Cable, Inc., 6.75%, 6/15/39		4,050	4,883,470
Time Warner, Inc., 7.70%, 5/01/32		4,150	5,437,135
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)		1,030	1,104,675
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		2,675	2,915,750
			41,580,552
Metals & Mining — 2.2%
Alcoa, Inc., 5.40%, 4/15/21 (c)		580	609,585
Barrick Gold Corp., 2.90%, 5/30/16 (c)		1,150	1,205,908
Barrick North America Finance LLC, 5.70%, 5/30/41 (c)		1,325	1,460,015
Freeport-McMoRan Copper & Gold, Inc.,
3.55%, 3/01/22		1,400	1,383,316
Freeport-McMoRan Corp., 7.13%, 11/01/27		2,900	3,578,687
New Gold, Inc., 7.00%, 4/15/20 (a)		130	132,925
Novelis, Inc., 8.75%, 12/15/20		975	1,074,938
Teck Resources Ltd., 10.75%, 5/15/19		874	1,081,575
			10,526,949
Multi-Utilities — 1.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17		3,150	3,601,212
6.50%, 5/01/18		3,350	3,986,678
			7,587,890
Multiline Retail — 0.7%
JC Penney Co., Inc., 5.65%, 6/01/20 (c)		3,235	3,137,950

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels — 13.6%
Anadarko Petroleum Corp.:
5.95%, 9/15/16	USD	994	$1,149,207
6.38%, 9/15/17		23	27,334
Berry Petroleum Co., 6.38%, 9/15/22		425	442,000
BP Capital Markets Plc (c):
3.88%, 3/10/15		1,500	1,606,585
3.20%, 3/11/16		1,875	1,997,512
Buckeye Partners LP, 4.88%, 2/01/21		1,000	1,033,005
Chesapeake Midstream Partners LP:
5.88%, 4/15/21		595	565,250
6.13%, 7/15/22		475	457,188
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (a)		40	37,600
Concho Resources, Inc., 5.50%, 10/01/22		420	420,000
CONSOL Energy, Inc., 6.38%, 3/01/21		450	423,000
Copano Energy LLC, 7.13%, 4/01/21		560	590,800
DCP Midstream LLC, 4.75%, 9/30/21 (a)		1,200	1,295,840
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		1,530	1,757,503
5.00%, 10/01/21		525	554,635
Enbridge Energy Partners LP, 9.88%, 3/01/19		2,100	2,832,818
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,025	1,058,312
Enterprise Products Operating LLC, 6.65%, 4/15/18		4,200	5,085,373
Everest Acquisition LLC/Everest Acquisition
Finance, Inc., 6.88%, 5/01/19 (a)		340	357,000
Forest Oil Corp., 8.50%, 2/15/14		1,240	1,333,000
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20		4,200	5,079,438
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		230	243,800
Linn Energy LLC:
6.25%, 11/01/19 (a)		1,125	1,108,125
7.75%, 2/01/21		450	474,750
Marathon Petroleum Corp., 3.50%, 3/01/16		1,375	1,442,261
MarkWest Energy Partners LP, 6.25%, 6/15/22		530	557,825
Newfield Exploration Co., 6.88%, 2/01/20		595	632,188
Nexen, Inc., 6.40%, 5/15/37		1,380	1,531,822
Oasis Petroleum, Inc.:
7.25%, 2/01/19		340	360,400
6.50%, 11/01/21		305	311,100
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (a)(c)		1,600	1,660,000
ONEOK Partners LP, 8.63%, 3/01/19		3,400	4,446,245
Petrobras International Finance Co.:
3.88%, 1/27/16		3,725	3,899,457
5.38%, 1/27/21		2,200	2,409,946
Petrohawk Energy Corp., 10.50%, 8/01/14		615	682,650
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		445	460,575
Phillips 66, 2.95%, 5/01/17 (a)		1,060	1,087,689
Pioneer Natural Resources Co.:
6.65%, 3/15/17		650	737,403
6.88%, 5/01/18		490	576,844
Plains Exploration & Production Co.:
10.00%, 3/01/16		405	445,500
6.75%, 2/01/22		55	57,200
Precision Drilling Corp., 6.50%, 12/15/21		425	442,000
Premier Oil Plc, 5.00%, 6/09/18		3,400	3,510,500
Range Resources Corp., 6.75%, 8/01/20		855	927,675
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		2,975	3,046,192
Samson Investment Co., 9.75%, 2/15/20 (a)		610	636,687
SandRidge Energy, Inc.:
7.50%, 3/15/21		200	202,000
8.13%, 10/15/22 (a)		220	228,250
SM Energy Co.:
6.63%, 2/15/19		220	232,100
6.50%, 11/15/21		345	363,975
Targa Resources Partners LP, 6.88%, 2/01/21		495	517,275
Tennessee Gas Pipeline Co., 8.00%, 2/01/16		831	968,693
Western Gas Partners LP, 5.38%, 6/01/21		1,525	1,663,851
The Williams Cos., Inc., 8.75%, 3/15/32		711	960,651
			64,929,029

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Paper & Forest Products — 2.5%
Boise Paper Holdings LLC:
9.00%, 11/01/17	USD	290	$322,625
8.00%, 4/01/20		645	711,112
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		2,040	2,254,200
International Paper Co.:
7.50%, 8/15/21		3,325	4,221,257
7.30%, 11/15/39		3,400	4,207,004
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		330	333,300
			12,049,498
Pharmaceuticals — 2.7%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	300	436,821
Merck & Co., Inc., 6.50%, 12/01/33 (c)	USD	2,070	2,854,340
Pfizer, Inc., 7.20%, 3/15/39 (c)		4,425	6,542,243
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		1,825	2,590,254
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		250	259,062
			12,682,720
Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		3,400	4,048,217
Developers Diversified Realty Corp.:
4.75%, 4/15/18		645	668,268
7.88%, 9/01/20		775	930,738
ERP Operating LP, 5.75%, 6/15/17		3,405	3,919,036
HCP, Inc., 5.38%, 2/01/21		1,025	1,129,262
UDR, Inc., 4.25%, 6/01/18		1,475	1,567,353
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		1,135	1,170,146
			13,433,020
Real Estate Management & Development — 0.4%
Realogy Corp. (a)(c):
7.88%, 2/15/19		570	558,600
7.63%, 1/15/20		620	643,250
Shea Homes LP, 8.63%, 5/15/19 (a)		480	500,400
			1,702,250
Road & Rail — 1.4%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		110	115,225
Florida East Coast Railway Corp., 8.13%, 2/01/17		200	205,500
The Hertz Corp., 6.75%, 4/15/19		338	352,787
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		5,000	5,796,430
			6,469,942
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		775	854,438
KLA-Tencor Corp., 6.90%, 5/01/18		1,928	2,332,901
			3,187,339
Software — 0.2%
Lawson Software, Inc., 9.38%, 4/01/19 (a)		960	1,003,200
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		1,965	2,132,025
Limited Brands, Inc., 7.00%, 5/01/20		980	1,087,800
QVC, Inc., 7.38%, 10/15/20 (a)		105	114,975
Sally Holdings LLC, 6.88%, 11/15/19 (a)		595	633,675
VF Corp., 5.95%, 11/01/17		1,475	1,760,547
			5,729,022
Tobacco — 1.9%
Altria Group, Inc., 10.20%, 2/06/39		3,929	6,294,946
Lorillard Tobacco Co., 3.50%, 8/04/16		2,450	2,567,286
			8,862,232
Wireless Telecommunication Services — 4.5%
America Movil SAB de CV, 2.38%, 9/08/16		2,675	2,729,880
American Tower Corp.:
4.50%, 1/15/18		1,925	2,032,675
5.90%, 11/01/21		1,295	1,455,660

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
Cricket Communications, Inc., 7.75%, 5/15/16	USD	670	$705,175
Crown Castle International Corp., 9.00%, 1/15/15		890	983,450
Crown Castle Towers LLC (a):
5.50%, 1/15/37		1,175	1,297,335
6.11%, 1/15/40		1,300	1,484,564
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		840	840,000
SBA Tower Trust, 5.10%, 4/15/42 (a)		4,225	4,597,675
Sprint Capital Corp., 6.88%, 11/15/28		1,000	747,500
Sprint Nextel Corp. (a):
9.00%, 11/15/18		1,860	2,048,325
7.00%, 3/01/20		2,670	2,723,400
			21,645,639
Total Corporate Bonds — 105.4%			502,236,345

Preferred Securities
Capital Trusts
Capital Markets — 4.0%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)		2,500	2,650,000
State Street Capital Trust III, 5.46% (b)(f)		2,920	2,931,446
State Street Capital Trust IV, 1.47%, 6/01/37 (b)		18,235	13,569,995
			19,151,441
Commercial Banks — 5.5%
Barclays Bank Plc, 7.43% (a)(b)(c)(f)		650	650,000
BNP Paribas, 7.20% (a)(b)(c)(f)		1,500	1,290,000
Credit Agricole SA, 8.38% (a)(b)(c)(f)		1,475	1,298,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		2,240	1,803,200
HSBC Capital Funding LP/Jersey Channel Islands,
10.18% (a)(b)(c)(f)		4,835	6,285,500
M&T Capital Trust II, 8.28%, 6/01/27		3,630	3,702,600
National City Preferred Capital Trust I, 12.00% (b)(f)		1,100	1,170,840
NationsBank Capital Trust III, 1.02%, 1/15/27 (b)		13,470	10,111,848
			26,311,988
Diversified Financial Services — 1.4%
JPMorgan Chase Capital XXIII, 1.50%, 5/15/47 (b)(c)		8,775	6,493,684
Electric Utilities — 0.6%
PPL Capital Funding, 6.70%, 3/30/67 (b)		3,000	2,970,000
Insurance — 9.9%
Ace Capital Trust II, 9.70%, 4/01/30		2,500	3,416,980
The Allstate Corp., 6.50%, 5/15/67 (b)		5,000	4,887,500
American General Capital II, 8.50%, 7/01/30		100	109,301
American International Group, Inc., 8.18%, 5/15/68 (b)		900	961,875
Aon Corp., 8.21%, 1/01/27		2,500	2,920,820
AXA SA, 6.38% (a)(b)(f)		3,000	2,385,000
Bank One Capital III, 8.75%, 9/01/30		2,000	2,790,000
Chubb Corp., 6.38%, 3/29/67 (b)		2,000	2,047,500
Farmers Exchange Capital, 7.05%, 7/15/28 (a)		2,500	2,767,230
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		2,925	3,978,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		3,350	3,249,500
MetLife, Inc., 6.40%, 12/15/66		3,325	3,252,561
Mitsui Sumitomo Insurance Co., Ltd.,
7.00%, 3/15/72 (a)(b)		1,420	1,458,950
Northwestern Mutual Life Insurance,
6.06%, 3/30/40 (a)(c)		3,800	4,527,628
Principal Life Insurance Co., 8.00%, 3/01/44 (a)		2,500	2,852,520
Reinsurance Group of America, 6.75%, 12/15/65 (b)		3,000	2,775,909
Swiss Re Solutions Holding Corp., 7.75%, 6/15/30 (c)		2,000	2,482,990
ZFS Finance (USA), Trust IV, 5.88%, 5/09/62 (a)(b)		379	379,474
			47,243,738
Multi-Utilities — 1.4%
Dominion Resources Capital Trust I, 7.83%, 12/01/27		2,500	2,565,160
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		3,900	4,153,500
			6,718,660

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	27

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Oil, Gas & Consumable Fuels — 1.4%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)	USD	2,000	$2,170,000
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		4,000	4,175,568
			6,345,568
Road & Rail — 0.8%
BNSF Funding Trust I, 6.61%, 12/15/55 (b)		3,750	3,904,688
Total Capital Trusts — 25.0%			119,139,767

Preferred Stocks Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)		4,000	501,500
Diversified Financial Services — 0.4%
Ally Financial, Inc., 7.00% (a)		2,190	1,858,762
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		14,000	17,220
Freddie Mac, Series Z, 8.38% (b)(g)		14,000	17,500
			34,720
Wireless Telecommunication Services — 0.6%
Centaur Funding Corp., 9.05% (a)		2,423	2,871,255
Total Preferred Stocks — 1.1%			5,266,237

Trust Preferreds — 0.3%
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13% (b)		57,110	1,343,295
Total Preferred Securities — 26.4%			125,749,299

Taxable Municipal Bonds — 0.9%		Par (000)
Metropolitan Transportation Authority, RB, Build America
Bonds, 6.55%, 11/15/31	USD	3,450	4,231,460

US Government Sponsored Agency Securities — 0.3%
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(h)		1,670	1,344,575

US Treasury Obligations
US Treasury Bonds (c):
3.75%, 8/15/41		1,470	1,659,721
3.13%, 11/15/41		2,465	2,472,703
US Treasury Notes:
0.88%, 12/31/16 (c)		3,847	3,869,843
2.00%, 2/15/22		145	146,088
Total US Treasury Obligations — 1.7%			8,148,355
Total Long-Term Investments
(Cost — $613,809,974) — 135.8%			646,900,945

Short-Term Securities		Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (i)(j)		1,908,035	$1,908,035
Total Short-Term Securities
(Cost — $1,908,035) — 0.4%			1,908,035

Options Purchased		Contracts
Exchange-Traded Put Options — 0.0%
S&P 500 Index, Strike Price USD 1,200.00,
Expires 6/16/12		285	74,100
		Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.0%
Receive a fixed rate of 2.40% and pay a floating rate
based on 3-month LIBOR, expires 5/11/12,
Broker Citibank NA	USD	5,500	196
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 4/05/13,
Broker Citibank NA		3,400	157,467
			157,663
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 4/05/13,
Broker Citibank NA		3,400	71,501
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 9/16/13,
Broker Credit Suisse Securities (USA) LLC	EUR	5,300	26,564
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 10/21/13,
Broker Citibank NA		5,000	30,708
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 12/12/13,
Broker Credit Suisse Securities (USA) LLC		4,000	31,771
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 2/02/17,
Broker Deutsche Bank AG	USD	4,800	161,107
			321,651
Total Options Purchased
(Cost — $1,797,967) — 0.1%			553,414
Total Investments Before Options Written
(Cost — $617,515,976) — 136.3%			649,362,394

Options Written		Contracts
Over-the-Counter Call Options — (0.0)%
S&P 500 Index, Strike Price USD 1,450.00,
Expires 6/15/12, Broker Deutsche Bank AG		7,100	(51,763)
		Notional Amount (000)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 6.00% and pay a floating rate
based on 3-month LIBOR, Expires 2/02/17,
Broker Deutsche Bank AG	USD	9,600	(142,531)
Total Options Written
(Premiums Received — $267,430) — (0.1)%			(194,294)
Total Investments, Net of Options Written — 136.2%			649,168,100
Liabilities in Excess of Other Assets — (36.2)%			(172,641,066)
Net Assets — 100.0%			$476,527,034

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Non-income producing security.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	405,708	1,502,327	1,908,035	$ 2,499

(j)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Reverse repurchase agreements outstanding as of April 30, 2012 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
UBS Securities LLC	0.35%	1/11/12	Open	$3,803,600	$3,799,500
UBS Securities LLC	0.38%	1/12/12	Open	3,174,306	3,170,625
Deutsche Bank AG	(0.50)%	1/17/12	Open	452,489	453,150
UBS Securities LLC	0.38%	1/25/12	Open	9,941,548	9,931,750
UBS Securities LLC	0.35%	2/02/12	Open	586,307	585,800
UBS Securities LLC	(1.25)%	2/02/12	Open	523,826	525,450
UBS Securities LLC	0.38%	2/14/12	Open	1,125,977	1,125,062
Credit Suisse Securities
(USA) LLC	0.35%	2/15/12	Open	4,179,526	4,176,440
Credit Suisse Securities
(USA) LLC	0.35%	2/22/12	Open	4,444,229	4,441,250
UBS Securities LLC	0.38%	2/28/12	Open	10,955,668	10,948,387
Credit Suisse Securities
(USA) LLC	(0.25)%	3/07/12	Open	1,691,354	1,692,000
BNP Paribas
Securities Corp.	0.35%	3/12/12	Open	1,102,161	1,101,625
UBS Securities LLC	0.35%	3/13/12	Open	5,027,394	5,025,000
UBS Securities LLC	0.37%	3/13/12	Open	5,482,884	5,480,125
UBS Securities LLC	0.38%	3/13/12	Open	13,483,034	13,476,062
UBS Securities LLC	0.32%	3/13/12	Open	2,327,513	2,326,500
Deutsche Bank AG	0.17%	3/14/12	Open	2,403,920	2,403,375
Credit Suisse Securities
(USA) LLC	0.38%	3/21/12	Open	21,023,614	21,014,519
Credit Suisse Securities
(USA) LLC	0.35%	3/21/12	Open	9,305,389	9,301,681
Barclays Capital, Inc.	0.35%	3/22/12	Open	2,814,482	2,813,388
Credit Suisse Securities
(USA) LLC	0.35%	3/22/12	Open	1,406,797	1,406,250
UBS Securities LLC	0.35%	3/23/12	Open	438,971	438,805
BNP Paribas
Securities Corp.	0.35%	3/27/12	Open	6,279,136	6,277,000
Credit Suisse Securities
(USA) LLC	0.35%	3/27/12	Open	1,562,451	1,561,920
UBS Securities LLC	0.38%	3/27/12	Open	3,766,891	3,765,500
Barclays Capital, Inc.	(1.00)%	4/03/12	Open	637,844	638,341
UBS Securities LLC	0.10%	4/16/12	Open	783,033	783,000
Barclays Capital, Inc.	0.35%	4/18/12	Open	30,370,748	30,366,910
Credit Suisse Securities
(USA) LLC	0.35%	4/23/12	Open	2,690,260	2,690,050
Barclays Capital, Inc.	0.35%	4/24/12	Open	1,740,712	1,740,594
Deutsche Bank AG	0.12%	4/24/12	Open	3,875,943	3,875,853
Deutsche Bank AG	0.00%	4/24/12	Open	235,850	235,850
UBS Securities LLC	0.34%	4/24/12	Open	1,325,338	1,325,250
BNP Paribas
Securities Corp.	0.23%	4/25/12	Open	1,329,788	1,329,737
BNP Paribas
Securities Corp.	0.19%	4/25/12	Open	1,655,640	1,655,587
UBS Securities LLC	0.34%	4/25/12	Open	6,396,737	6,396,376
BNP Paribas
Securities Corp.	0.35%	4/26/12	Open	3,984,194	3,984,000
BNP Paribas
Securities Corp.	0.37%	4/26/12	Open	4,364,224	4,364,000
Deutsche Bank AG	0.25%	4/26/12	Open	2,911,601	2,911,500
Total				$179,605,379	$179,538,212

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	29

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

•	Financial futures contracts purchased as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
138	5-Year US	Chicago Board
	Treasury Note	of Trade	June 2012	USD	17,083,969	$ 73,074

•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
1	Euro-Bund	Eurex	June 2012	EUR	186,761	$(3,312)
381	10-Year US	Chicago Board
	Treasury Note	of Trade	June 2012	USD	50,399,156	(481,062)
45	30-Year US	Chicago Board
	Treasury Bond	of Trade	June 2012	USD	6,429,375	(51,193)
131	Ultra Long Term	Chicago Board
	US Treasury Bond	of Trade	June 2012	USD	20,673,438	(434,979)
Total						$(970,546)

•	Foreign currency exchange contracts as of April 30, 2012 were as follows:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 725,340	EUR 549,500	Citibank NA	7/25/12	$(2,375)

•	Credit default swaps on single-name issues — buy protection outstanding as of April 30, 2012 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
STMicroelectron-		Deutsche
ics NV	1.00%	Bank AG	12/20/16	EUR	1,215	$(19,433)
Southwest		Goldman
Airlines Co.	1.00%	Sachs & Co.	12/20/16	USD	1,185	(29,721)
Southwest		Royal Bank
Airlines Co.	1.00%	of Scotland Plc	12/20/16	USD	1,185	(34,328)
Time		Credit Suisse
Warner Inc.		Securities
	1.00%	(USA) LLC	3/20/17	USD	7,500	(6,735)
Emerson		Morgan Stanley
Electric Co.	1.00%	& Co., Inc.	3/20/17	USD	2,330	(18,508)
Total						$(108,725)

•	Credit default swaps on single-name issues — sold protection outstanding as of April 30, 2012 were as follows:
Issuer	Receive Fixed Rate	Counterparty/ Exchange	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA		Deutsche
Corp.	1.00%	Bank AG	5/25/12	A	USD	2,775	$(36)
DIRECTV		Credit Suisse
Holdings		Securities
LLC	1.00%	(USA) LLC	3/20/17	BBB	USD	7,500	126,530
MetLife, Inc.	1.00%	Deutsche
		Bank AG	3/20/18	A-	USD	900	(18,790)
Total							$107,704

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes — sold protection outstanding as of April 30, 2012 were as follows:
Index	Receive Fixed Rate	Counter- party	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Appreciation
Dow Jones
CDX North
America High
Yield Index		Credit Suisse
Series 18,		Securities
Version 1	5.00%	(USA) LLC	6/20/17	B+	USD 1,860	$28,155

[3]	Using S&P’s rating of the underlying securities.
[4]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Interest rate swaps outstanding as of April 30, 2012 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.17%[5]	3-month	Credit Suisse
	LIBOR	Securities
		(USA) LLC	4/11/17	USD	7,500	$(31,603)
1.18%[5]	3-month	Deutsche
	LIBOR	Bank AG	4/11/17	USD	20,700	(97,238)
2.35%[5]	3-month	Deutsche
	LIBOR	Bank AG	3/19/22	USD	14,100	(414,954)
4.03%[5]	3-month
	LIBOR	UBS AG	4/18/22	USD	5,900	(875,107)
2.05%[6]	3-month	Credit Suisse
	LIBOR	Securities
		(USA) LLC	5/02/22	USD	5,900	—
2.05%[6]	3-month	Credit Suisse
	LIBOR	Securities
		(USA) LLC	5/02/22	USD	3,900	1,987
Total						$(1,416,915)

[5]	Fund pays a fixed interest rate and receives floating rate.
[6]	Fund pays a floating interest rate and receives fixed rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 —other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed Securities	—	$2,951,661	$2,239,250	$5,190,911
Corporate Bonds	—	498,725,845	3,510,500	502,236,345
Preferred Securities	$1,378,015	124,371,284	—	125,749,299
Taxable Municipal Bonds	—	4,231,460	—	4,231,460
US Government Sponsored
Agency Securities	—	1,344,575	—	1,344,575
US Treasury Obligations	—	8,148,355	—	8,148,355
Short-Term Securities	1,908,035	—	—	1,908,035
Total	$3,286,050	$639,773,180	$5,749,750	$648,808,980

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$74,100	—	—	$74,100
Interest rate contracts	73,074	$481,301	—	554,375
Credit contracts	—	154,685	—	154,685
Liabilities:
Equity contracts	—	(51,763)	—	(51,763)
Interest rate contracts	(970,546)	(1,561,433)	—	(2,531,979)
Foreign currency
exchange contracts	—	(2,375)	—	(2,375)
Credit contracts	—	(127,515)	$(36)	(127,551)
Total	$(823,372)	$(1,107,100)	$(36)	$(1,930,508)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Balance, as of October 31, 2011	$2,053,750	$3,536,000	$5,589,750
Accrued discounts/premiums	18,738	—	18,738
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	166,762	(25,500)	141,262
Purchases	—	—	—
Sales	—	—	—
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of April 30, 2012	$2,239,250	$3,510,500	$5,749,750

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at April 30, 2012 was $3,677,262.
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Balance, as of October 31, 2011	$5,018
Accrued discounts/premiums	8,988
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(5,054)
Purchases	—
Issuances[5]	—
Sales	—
Settlements[6]	(8,988)
Transfers in3	—
Transfers out[3]	—
Balance, as of April 30, 2012	$(36)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at April 30, 2012 was $(5,054).
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	31

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.5%		Par (000)	Value
Atrium CDO Corp., Series 5A, Class A4,
0.88%, 7/20/20 (a)(b)	USD	1,300	$1,098,500

Corporate Bonds
Aerospace & Defense — 1.1%
BE Aerospace, Inc., 8.50%, 7/01/18		1,215	1,345,612
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		290	306,675
7.13%, 3/15/21		300	317,625
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		460	494,500
			2,464,412
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2011-2,
Class A, 8.63%, 4/15/23		257	271,321
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17		650	709,715
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24		520	547,143
			1,528,179
Auto Components — 0.8%
Delphi Corp., 6.13%, 5/15/21 (a)		280	298,200
Icahn Enterprises LP:
8.00%, 1/15/18		1,130	1,207,688
7.75%, 1/15/16		290	305,225
			1,811,113
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17		955	1,079,150
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		180	192,150
6.75%, 5/01/21		460	478,975
			671,125
Capital Markets — 3.6%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		1,500	1,677,095
E*Trade Financial Corp., 12.50%, 11/30/17		900	1,048,500
The Goldman Sachs Group, Inc. (c):
5.75%, 1/24/22		800	835,355
6.25%, 2/01/41		2,150	2,184,707
Morgan Stanley, 5.50%, 7/28/21 (c)		1,600	1,564,216
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)		300	301,801
UBS AG, 2.25%, 1/28/14 (c)		775	779,022
			8,390,696
Chemicals — 1.4%
Ashland, Inc., 9.13%, 6/01/17		20	22,200
Celanese US Holdings LLC, 5.88%, 6/15/21		760	815,100
Hexion US Finance Corp., 6.63%, 4/15/20 (a)		425	444,125
Ineos Finance Plc (a):
8.38%, 2/15/19		155	166,238
7.50%, 5/01/20		355	364,763
LyondellBasell Industries NV, 5.75%, 4/15/24 (a)		915	944,737
Solutia, Inc., 7.88%, 3/15/20		415	484,512
			3,241,675
Commercial Banks — 4.4%
Amsouth Bank, Series AI, 4.85%, 4/01/13		525	532,875
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		425	442,416
Associated Banc-Corp, 5.13%, 3/28/16		1,070	1,132,791
Branch Banking & Trust Co. (b):
0.79%, 9/13/16		550	518,399
0.79%, 5/23/17		325	303,104

Corporate Bonds		Par (000)	Value
Commercial Banks (concluded)
CIT Group, Inc.:
7.00%, 5/02/16 (a)	USD	720	$721,800
7.00%, 5/02/17 (a)		550	551,375
5.25%, 3/15/18		580	597,400
5.50%, 2/15/19 (a)		500	513,750
Discover Bank, 8.70%, 11/18/19		550	693,718
HSBC Finance Corp., 6.68%, 1/15/21		750	809,989
Regions Financial Corp.:
4.88%, 4/26/13		1,225	1,261,750
5.75%, 6/15/15		850	896,750
RESPARCS Funding LP I, 8.00% (e)		4,000	1,272,000
			10,248,117
Commercial Services & Supplies — 3.9%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		4,500	4,602,597
6.75%, 4/06/21		1,125	1,113,075
Casella Waste Systems, Inc., 7.75%, 2/15/19		336	330,960
Clean Harbors, Inc., 7.63%, 8/15/16		630	661,500
Corrections Corp. of America, 7.75%, 6/01/17		1,600	1,736,000
Covanta Holding Corp., 6.38%, 10/01/22		320	329,156
Iron Mountain, Inc., 7.75%, 10/01/19		190	207,100
Mobile Mini, Inc., 7.88%, 12/01/20		135	144,450
			9,124,838
Communications Equipment — 1.0%
Avaya, Inc., 9.75%, 11/01/15 (c)		400	396,500
Brocade Communications Systems, Inc.,
6.88%, 1/15/20 (c)		1,450	1,584,125
Hughes Satellite Systems Corp., 6.50%, 6/15/19		210	224,700
			2,205,325
Construction Materials — 0.2%
HD Supply, Inc., 8.13%, 4/15/19 (a)		430	461,713
Consumer Finance — 5.3%
American Express Credit Corp., 2.75%, 9/15/15 (c)		2,900	3,009,046
Capital One Bank USA NA, 8.80%, 7/15/19		1,625	2,052,214
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)		1,650	1,706,126
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		1,420	1,583,300
5.88%, 8/02/21		200	226,018
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		870	935,250
SLM Corp., 6.25%, 1/25/16		2,365	2,435,950
Toll Brothers Finance Corp., 5.88%, 2/15/22		200	206,983
			12,154,887
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (a)		205	221,912
Ball Corp.:
7.13%, 9/01/16		850	930,750
6.75%, 9/15/20		1,070	1,182,350
Crown Americas LLC, 6.25%, 2/01/21		400	435,000
Sealed Air Corp., 8.38%, 9/15/21 (a)		65	73,775
			2,843,787
Diversified Financial Services — 7.8%
Ally Financial, Inc.:
4.50%, 2/11/14		400	404,000
8.30%, 2/12/15		780	856,050
8.00%, 11/01/31		620	709,900
Bank of America Corp. (c):
5.30%, 3/15/17		2,440	2,544,791
5.00%, 5/13/21		3,625	3,608,035
Citigroup, Inc. (c):
6.38%, 8/12/14		625	673,997
4.59%, 12/15/15		475	497,515
8.50%, 5/22/19		550	683,363

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Countrywide Financial Corp., 6.25%, 5/15/16 (c)	USD	1,569	$1,627,001
DPL, Inc., 7.25%, 10/15/21 (a)		520	577,200
General Motors Financial Co., Inc., 6.75%, 6/01/18		250	266,258
ING Bank NV, 5.00%, 6/09/21 (a)(c)		1,150	1,171,414
Intesa Sanpaolo SpA:
2.38%, 12/21/12		1,700	1,675,942
6.50%, 2/24/21 (a)		200	181,712
Moody’s Corp., 6.06%, 9/07/17		1,500	1,577,449
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19		115	120,175
7.88%, 8/15/19		420	453,600
9.88%, 8/15/19		145	151,163
6.88%, 2/15/21		105	108,150
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		100	109,250
			17,996,965
Diversified Telecommunication Services — 4.1%
AT&T, Inc., 6.30%, 1/15/38 (c)		2,000	2,396,956
Level 3 Financing, Inc. (a):
8.13%, 7/01/19		1,577	1,620,368
8.63%, 7/15/20		370	387,575
Telecom Italia Capital SA, 6.18%, 6/18/14		500	516,150
Telefonica Emisiones SAU, 5.46%, 2/16/21		660	620,291
Verizon Communications, Inc. (c):
1.95%, 3/28/14		1,775	1,816,453
7.35%, 4/01/39		1,150	1,577,515
Windstream Corp., 7.88%, 11/01/17		400	442,000
			9,377,308
Electric Utilities — 2.3%
CMS Energy Corp., 5.05%, 3/15/22		550	559,846
Duke Energy Corp., 3.55%, 9/15/21		825	860,763
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)		800	874,523
Progress Energy, Inc., 7.00%, 10/30/31 (c)		2,000	2,610,674
Southern Co., 1.95%, 9/01/16		475	486,111
			5,391,917
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		400	466,000
NXP BV, 3.22%, 10/15/13 (b)		198	198,000
			664,000
Energy Equipment & Services — 2.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20		55	57,888
Energy Transfer Partners LP, 5.20%, 2/01/22		1,500	1,598,842
Ensco Plc, 4.70%, 3/15/21		960	1,047,510
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		525	542,062
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (a)		135	134,663
Key Energy Services, Inc., 6.75%, 3/01/21		360	370,800
MEG Energy Corp., 6.50%, 3/15/21 (a)		465	489,412
Oil States International, Inc., 6.50%, 6/01/19		245	259,088
Peabody Energy Corp., 6.25%, 11/15/21 (a)		755	764,437
Transocean, Inc.:
6.50%, 11/15/20		545	625,892
6.38%, 12/15/21		660	772,855
			6,663,449
Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc., 5.25%, 9/01/35 (c)		1,850	2,125,269
Food Products — 0.9%
Kraft Foods, Inc.:
6.50%, 8/11/17		800	970,724
6.13%, 8/23/18		800	967,601
Smithfield Foods, Inc., 10.00%, 7/15/14		187	218,790
			2,157,115
Gas Utilities — 0.2%
El Paso Natural Gas Co., 8.63%, 1/15/22		335	423,995

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)	USD	1,000	$1,146,250
Teleflex, Inc., 6.88%, 6/01/19		240	256,800
			1,403,050
Health Care Providers & Services — 3.8%
Aetna, Inc., 6.75%, 12/15/37 (c)		850	1,103,493
Aviv Healthcare Properties LP, 7.75%, 2/15/19		220	228,800
HCA, Inc.:
8.50%, 4/15/19		105	117,797
6.50%, 2/15/20		1,145	1,225,150
7.25%, 9/15/20		1,645	1,821,837
INC Research LLC, 11.50%, 7/15/19 (a)		340	334,050
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		135	121,038
Tenet Healthcare Corp.:
10.00%, 5/01/18		745	860,475
8.88%, 7/01/19		550	616,688
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		1,725	2,310,984
			8,740,312
Health Care Technology — 0.9%
Amgen, Inc.:
5.15%, 11/15/41 (c)		2,015	2,099,926
5.65%, 6/15/42		20	22,249
			2,122,175
Household Durables — 0.2%
Standard Pacific Corp., 8.38%, 1/15/21		435	458,925
Independent Power Producers & Energy Traders — 1.1%
AES Corp.:
9.75%, 4/15/16		480	566,400
7.38%, 7/01/21 (a)		70	77,875
Calpine Corp., 7.25%, 10/15/17 (a)		220	234,850
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		915	1,009,931
Laredo Petroleum, Inc.:
9.50%, 2/15/19		140	156,450
7.38%, 5/01/22 (a)		130	134,550
QEP Resources, Inc., 5.38%, 10/01/22		280	280,000
			2,460,056
Insurance — 5.4%
American International Group, Inc.:
3.80%, 3/22/17 (c)		725	748,793
8.25%, 8/15/18		300	363,489
6.40%, 12/15/20 (c)		1,235	1,418,594
Aon Corp., 5.00%, 9/30/20 (c)		1,500	1,666,660
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		1,500	1,457,420
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		525	536,924
Genworth Financial, Inc., 7.63%, 9/24/21		480	473,951
Manulife Financial Corp., 4.90%, 9/17/20		1,075	1,123,357
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		210	181,125
Principal Financial Group, Inc., 8.88%, 5/15/19		475	615,226
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		1,725	2,000,427
XL Group Ltd., 5.75%, 10/01/21		1,740	1,924,289
			12,510,255
IT Services — 0.7%
Epicor Software Corp., 8.63%, 5/01/19		340	351,900
Fidelity National Information Services, Inc.,
5.00%, 3/15/22 (a)		160	160,000
First Data Corp.:
7.38%, 6/15/19 (a)(c)		455	465,238
8.25%, 1/15/21 (a)		40	39,400
12.63%, 1/15/21		340	340,850
SunGard Data Systems, Inc., 7.38%, 11/15/18		350	373,625
			1,731,013

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	33

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	USD	1,830	$2,022,150
Life Technologies Corp., 6.00%, 3/01/20		2,000	2,325,530
			4,347,680
Machinery — 1.2%
Ingersoll-Rand Global Holding Co., Ltd., 9.50%, 4/15/14		1,725	1,982,617
UR Financing Escrow Corp. (a):
5.75%, 7/15/18		114	117,705
7.38%, 5/15/20		290	304,500
7.63%, 4/15/22		267	282,352
			2,687,174
Media — 9.6%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		190	212,325
CCH II LLC, 13.50%, 11/30/16		1,128	1,274,640
Comcast Corp., 6.30%, 11/15/17 (c)		1,725	2,092,454
Cox Communications, Inc., 8.38%, 3/01/39 (a)		1,725	2,476,729
CSC Holdings LLC:
8.50%, 4/15/14		330	363,825
8.63%, 2/15/19		580	658,300
DIRECTV Holdings LLC, 5.00%, 3/01/21		1,250	1,366,934
DISH DBS Corp., 7.00%, 10/01/13		850	910,562
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		150	156,375
Intelsat Luxemburg SA:
11.25%, 2/04/17		300	311,250
11.50%, 2/04/17 (f)		190	198,075
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		575	654,781
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		500	533,750
The New York Times Co., 6.63%, 12/15/16		1,725	1,800,469
News America, Inc., 6.15%, 3/01/37 (c)		2,000	2,221,498
Time Warner Cable, Inc., 6.75%, 6/15/39		1,950	2,351,300
Time Warner, Inc., 7.70%, 5/01/32		2,000	2,620,306
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)		505	541,613
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,300	1,417,000
			22,162,186
Metals & Mining — 2.1%
Alcoa, Inc., 5.40%, 4/15/21		290	304,793
Barrick Gold Corp., 2.90%, 5/30/16		550	576,739
Barrick North America Finance LLC, 5.70%, 5/30/41 (c)		650	716,234
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		675	666,956
Freeport-McMoRan Corp., 7.13%, 11/01/27		1,400	1,727,642
New Gold, Inc., 7.00%, 4/15/20 (a)		65	66,462
Novelis, Inc., 8.75%, 12/15/20		470	518,175
Teck Resources Ltd., 10.75%, 5/15/19		190	235,125
			4,812,126
Multi-Utilities — 1.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17		1,500	1,714,863
6.50%, 5/01/18		1,600	1,904,085
			3,618,948
Multiline Retail — 0.3%
JC Penney Co., Inc., 5.65%, 6/01/20 (c)		720	698,400
Oil, Gas & Consumable Fuels — 13.5%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		497	574,604
6.38%, 9/15/17		12	14,261
Berry Petroleum Co., 6.38%, 9/15/22		205	213,200
BP Capital Markets Plc:
3.88%, 3/10/15		700	749,740
3.20%, 3/11/16		925	985,439
Buckeye Partners LP, 4.88%, 2/01/21		475	490,677
Chesapeake Midstream Partners LP:
5.88%, 4/15/21		285	270,750
6.13%, 7/15/22		230	221,375
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (a)		20	18,800

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Concho Resources, Inc., 5.50%, 10/01/22	USD	205	$205,000
CONSOL Energy, Inc., 6.38%, 3/01/21		220	206,800
Copano Energy LLC, 7.13%, 4/01/21		270	284,850
DCP Midstream LLC, 4.75%, 9/30/21 (a)		625	674,917
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		680	781,113
5.00%, 10/01/21		300	316,934
Enbridge Energy Partners LP, 9.88%, 3/01/19		1,000	1,348,961
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		500	516,250
Enterprise Products Operating LLC, 6.65%, 4/15/18		2,000	2,421,606
Everest Acquisition LLC/Everest Acquisition
Finance, Inc., 6.88%, 5/01/19 (a)		165	173,250
Forest Oil Corp., 8.50%, 2/15/14		600	645,000
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20 (c)		2,000	2,418,780
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		110	116,600
Linn Energy LLC:
6.25%, 11/01/19 (a)		545	536,825
7.75%, 2/01/21		220	232,100
Marathon Petroleum Corp., 3.50%, 3/01/16		650	681,796
MarkWest Energy Partners LP, 6.25%, 6/15/22		255	268,388
Newfield Exploration Co., 6.88%, 2/01/20		275	292,188
Nexen, Inc., 6.40%, 5/15/37		670	743,711
Oasis Petroleum, Inc.:
7.25%, 2/01/19		165	174,900
6.50%, 11/01/21		145	147,900
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (a)(c)		575	596,563
ONEOK Partners LP, 8.63%, 3/01/19		1,725	2,255,815
Petrobras International Finance Co.:
3.88%, 1/27/16		1,800	1,884,301
5.38%, 1/27/21		1,075	1,177,587
Petrohawk Energy Corp., 10.50%, 8/01/14		300	333,000
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		310	320,850
Phillips 66, 2.95%, 5/01/17 (a)		515	528,453
Pioneer Natural Resources Co.:
6.65%, 3/15/17		320	363,029
6.88%, 5/01/18		240	282,536
Plains Exploration & Production Co.:
10.00%, 3/01/16		200	220,000
6.75%, 2/01/22		30	31,200
Precision Drilling Corp., 6.50%, 12/15/21		210	218,400
Premier Oil Plc, 5.00%, 6/09/18		1,625	1,677,812
Range Resources Corp., 6.75%, 8/01/20		415	450,275
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		1,425	1,459,100
Samson Investment Co., 9.75%, 2/15/20 (a)		295	307,906
SandRidge Energy, Inc.:
7.50%, 3/15/21		95	95,950
8.13%, 10/15/22 (a)		105	108,938
SM Energy Co.:
6.63%, 2/15/19		110	116,050
6.50%, 11/15/21		165	174,075
Targa Resources Partners LP, 6.88%, 2/01/21		240	250,800
Tennessee Gas Pipeline Co., 8.00%, 2/01/16		400	466,278
Western Gas Partners LP, 5.38%, 6/01/21		725	791,011
The Williams Cos., Inc., 8.75%, 3/15/32		247	333,728
			31,170,372
Paper & Forest Products — 3.1%
Boise Paper Holdings LLC:
9.00%, 11/01/17		140	155,750
8.00%, 4/01/20		310	341,775
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		980	1,082,900
International Paper Co.:
7.50%, 8/15/21		1,625	2,063,020
8.70%, 6/15/38		900	1,226,057
7.30%, 11/15/39		1,725	2,134,436
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		160	161,600
			7,165,538

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Pharmaceuticals — 2.2%
Merck & Co., Inc., 6.50%, 12/01/33	USD	990	$1,365,119
Pfizer, Inc., 7.20%, 3/15/39 (c)		1,635	2,417,304
Roche Holdings, Inc., 7.00%, 3/01/39 (a)		865	1,227,709
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		125	129,531
			5,139,663
Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		100	104,000
Real Estate Investment Trusts (REITs) — 2.9%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		1,725	2,053,875
Developers Diversified Realty Corp.:
4.75%, 4/15/18		315	326,363
7.88%, 9/01/20		375	450,357
ERP Operating LP, 5.75%, 6/15/17		1,715	1,973,905
HCP, Inc., 5.38%, 2/01/21		500	550,860
UDR, Inc., 4.25%, 6/01/18		725	770,394
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		550	567,031
			6,692,785
Real Estate Management & Development — 0.2%
Realogy Corp., 7.63%, 1/15/20 (a)(c)		295	306,063
Shea Homes LP, 8.63%, 5/15/19 (a)		230	239,775
			545,838
Road & Rail — 1.4%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		54	56,565
Florida East Coast Railway Corp., 8.13%, 2/01/17		80	82,200
The Hertz Corp., 6.75%, 4/15/19		188	196,225
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		2,500	2,898,215
			3,233,205
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		400	441,000
KLA-Tencor Corp., 6.90%, 5/01/18		918	1,110,790
			1,551,790
Software — 0.1%
Lawson Software, Inc., 9.38%, 4/01/19 (a)		220	229,900
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		940	1,019,900
Limited Brands, Inc., 7.00%, 5/01/20		470	521,700
QVC, Inc., 7.38%, 10/15/20 (a)		50	54,750
Sally Holdings LLC, 6.88%, 11/15/19 (a)		290	308,850
VF Corp., 5.95%, 11/01/17		725	865,353
			2,770,553
Tobacco — 2.4%
Altria Group, Inc., 10.20%, 2/06/39 (c)		1,919	3,074,574
Lorillard Tobacco Co., 3.50%, 8/04/16		1,175	1,231,249
Philip Morris International, Inc., 2.50%, 5/16/16 (c)		1,225	1,288,003
			5,593,826
Wireless Telecommunication Services — 5.3%
America Movil SAB de CV, 2.38%, 9/08/16		1,780	1,816,518
American Tower Corp.:
4.50%, 1/15/18		925	976,740
5.05%, 9/01/20		500	529,038
Cricket Communications, Inc., 7.75%, 5/15/16		325	342,063
Crown Castle International Corp., 9.00%, 1/15/15		430	475,150
Crown Castle Towers LLC (a):
5.50%, 1/15/37		575	634,866
4.17%, 8/15/37		1,000	1,046,738
6.11%, 1/15/40		625	713,732
Nextel Communications, Inc., Series E,
6.88%, 10/31/13		395	395,000
SBA Tower Trust, 5.10%, 4/15/42 (a)		2,500	2,720,517
Sprint Capital Corp., 6.88%, 11/15/28		480	358,800

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
Sprint Nextel Corp. (a):
9.00%, 11/15/18	USD	760	$836,950
7.00%, 3/01/20		1,290	1,315,800
			12,161,912
Total Corporate Bonds — 106.2%			245,136,717

Preferred Securities
Capital Trusts
Capital Markets — 3.7%
State Street Capital Trust III, 5.46% (b)(e)		1,385	1,390,429
State Street Capital Trust IV, 1.47%, 6/01/37 (b)		9,675	7,199,874
			8,590,303
Commercial Banks — 3.1%
Barclays Bank Plc (a)(b)(e):
5.93%,		1,700	1,547,000
7.43%,		325	325,000
BNP Paribas, 7.20% (a)(b)(c)(e)		700	602,000
Credit Agricole SA, 8.38% (a)(b)(c)(e)		725	638,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		1,095	881,475
FCB/NC Capital Trust I, 8.05%, 3/01/28		1,100	1,105,265
National City Preferred Capital Trust I, 12.00% (b)(e)		600	638,640
NBP Capital Trust III, 7.38% (e)		2,000	1,380,000
			7,117,380
Consumer Finance — 0.3%
Capital One Capital V, 10.25%, 8/15/39		750	781,875
Diversified Financial Services — 4.3%
JPMorgan Chase Capital XXI, Series U,
1.49%, 2/02/37 (b)		7,125	5,276,191
JPMorgan Chase Capital XXIII, 1.50%, 5/15/47 (b)		6,190	4,580,730
			9,856,921
Electric Utilities — 0.4%
PPL Capital Funding, 6.70%, 3/30/67 (b)		900	891,000
Insurance — 7.8%
The Allstate Corp., 6.50%, 5/15/67 (b)		900	879,750
American General Capital II, 8.50%, 7/01/30		100	109,301
American International Group, Inc., 8.18%, 5/15/68 (b)		400	427,500
AXA SA, 6.38% (a)(b)(e)		900	715,500
Chubb Corp., 6.38%, 3/29/67 (b)		900	921,375
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		900	1,224,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		900	873,000
MetLife, Inc., 6.40%, 12/15/66		900	880,392
Mitsui Sumitomo Insurance Co., Ltd.,
7.00%, 3/15/72 (a)(b)		700	719,201
Northwestern Mutual Life Insurance,
6.06%, 3/30/40 (a)(c)		1,800	2,144,666
Prudential Plc, 6.50% (e)		6,000	5,661,000
Reinsurance Group of America, 6.75%, 12/15/65 (b)		1,300	1,202,894
Swiss Re Capital I LP, 6.85% (a)(b)(e)		1,000	919,653
ZFS Finance (USA) (a)(b):
Trust II, 6.45%, 12/15/65		1,150	1,127,000
Trust IV, 5.88%, 5/09/62		190	190,237
			17,995,469
Oil, Gas & Consumable Fuels — 0.4%
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		900	939,503
Total Capital Trusts — 20.0%			46,172,451

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	35

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Preferred Stocks — 0.4%		Shares	Value
Diversified Financial Services — 0.4%
Ally Financial, Inc., 7.00% (a)		1,170	$993,038

Trust Preferreds — 0.3%
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13% (b)		26,490	623,076
Total Preferred Securities — 20.7%			47,788,565

Taxable Municipal Bonds — 0.9%		Par (000)
Metropolitan Transportation Authority, RB, Build America
Bonds, 6.55%, 11/15/31	USD	1,675	2,054,404

US Government Sponsored Agency Securities — 0.3%
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(g)		805	648,134

U.S. Treasury Obligations
US Treasury Bonds (c):
3.75%, 8/15/41		713	805,021
3.13%, 11/15/41		1,060	1,063,312
US Treasury Notes, 0.88%, 12/31/16 (c)		1,875	1,886,134
Total U.S. Treasury Obligations — 1.6%			3,754,467

Warrants — 0.0% (h)		Shares
Media — 0.0%
Cumulus Media, Inc. (Expires 3/26/19)		2,345	17,872
Total Long-Term Investments
(Cost — $289,613,314) — 130.2%			300,498,659

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (i)(j)		841,364	841,364
Total Short-Term Securities
(Cost — $841,364) — 0.4%			841,364

Options Purchased		Contracts
Exchange-Traded Put Options — 0.0%
S&P 500 Index, Strike Price USD 1,200.00,
Expires 6/16/12		138	35,880

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Interest Rate Call Swaptions — 0.1%
Receive a fixed rate of 2.40% and pay a floating rate
based on 3-month LIBOR, expires 5/11/12,
Broker Citibank NA	USD	2,700	$96
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 4/05/13,
Broker Citibank NA		5,200	240,832
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 1/13/14,
Broker Credit Suisse Securities (USA) LLC		500	21,881
			262,809
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 4/05/13,
Broker Citibank NA		5,200	109,356
Pay a fixed rate of 2.61% and receive a floating rate
based on 3-month LIBOR, Expires 1/13/14,
Broker Credit Suisse Securities (USA) LLC		500	20,162
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 2/02/17,
Broker Deutsche Bank AG		2,300	77,197
			206,715
Total Options Purchased
(Cost — $991,810) — 0.2%			505,404
Total Investments Before Options Written
(Cost — $291,446,488) — 130.8%			301,845,427

Options Written		Contracts
Over-the-Counter Call Options — (0.0)%
S&P 500 Index, Strike Price USD 1,450.00,
Expires 6/15/12, Broker Deutsche Bank AG		3,500	(25,517)
Options Written		Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — (0.4)%
Pay a fixed rate of 4.75% and receive a floating rate
based on 3-month LIBOR, Expires 3/24/14,
Broker Citibank NA	USD	5,000	(967,336)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 1.75% and pay a floating rate
based on 3-month LIBOR, Expires 8/23/12,
Broker Deutsche Bank AG		10,800	(14,881)
Receive a fixed rate of 4.75% and pay a floating rate
based on 3-month LIBOR, Expires 3/24/14,
Broker Citibank NA		5,000	(30,291)
Receive a fixed rate of 6.00% and pay a floating rate
based on 3-month LIBOR, Expires 2/02/17,
Broker Deutsche Bank AG		4,600	(68,296)
			(113,468)
Total Options Written
(Premiums Received — $764,470) — (0.5)%			(1,106,321)
Total Investments, Net of Options Written — 130.3%			300,739,106
Liabilities in Excess of Other Assets — (30.3)%			(70,016,682)
Net Assets — 100.0%			$230,722,424

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(i)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	2,459,914	(1,618,550)	841,364	$ 1,396

(j)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Reverse repurchase agreements outstanding as of April 30, 2012 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
UBS Securities LLC	0.37%	1/10/12	Open	$1,732,617	$1,730,625
UBS Securities LLC	0.38%	1/10/12	Open	2,046,667	2,044,250
UBS Securities LLC	0.38%	1/12/12	Open	1,537,033	1,535,250
UBS Securities LLC	0.25%	1/25/12	Open	495,584	495,250
UBS Securities LLC	(1.25)%	2/02/12	Open	249,240	250,012
Credit Suisse Securities
(USA) LLC	0.35%	2/15/12	Open	2,001,366	1,999,889
Credit Suisse Securities
(USA) LLC	0.35%	2/22/12	Open	1,403,441	1,402,500
UBS Securities LLC	0.25%	3/05/12	Open	105,642	105,600
Credit Suisse Securities
(USA) LLC	0.25%	3/07/12	Open	608,295	608,062
Barclays Capital, Inc.	0.35%	3/08/12	Open	788,414	788,000
Credit Suisse Securities
(USA) LLC	0.38%	3/13/12	Open	14,484,358	14,476,871
Deutsche Bank AG	0.17%	3/14/12	Open	1,033,734	1,033,500
Credit Suisse Securities
(USA) LLC	0.30%	3/20/12	Open	2,879,257	2,878,250
Credit Suisse Securities
(USA) LLC	0.35%	3/20/12	Open	1,472,351	1,471,750
Barclays Capital, Inc.	0.35%	3/21/12	Open	1,601,888	1,601,250
Barclays Capital, Inc.	0.35%	3/22/12	Open	1,342,040	1,341,519
Credit Suisse Securities
(USA) LLC	0.35%	3/27/12	Open	698,957	698,719
UBS Securities LLC	0.38%	3/27/12	Open	2,163,086	2,162,288
Barclays Capital, Inc.	0.35%	4/03/12	Open	7,496,838	7,494,797
BNP Paribas
Securities Corp.	0.10%	4/03/12	Open	779,013	778,952
BNP Paribas
Securities Corp.	0.11%	4/03/12	Open	628,054	628,000
BNP Paribas
Securities Corp.	0.35%	4/03/12	Open	1,514,412	1,514,000
Barclays Capital, Inc.	(1.00)%	4/03/12	Open	318,922	319,170
UBS Securities LLC	0.30%	4/04/12	Open	2,403,941	2,403,400
UBS Securities LLC	0.31%	4/04/12	Open	477,486	477,375
UBS Securities LLC	0.35%	4/04/12	Open	8,704,035	8,701,750
UBS Securities LLC	0.38%	4/04/12	Open	7,758,210	7,756,000
UBS Securities LLC	0.10%	4/16/12	Open	348,015	348,000
Deutsche Bank AG	0.00%	4/24/12	Open	115,700	115,700
Deutsche Bank AG	0.12%	4/24/12	Open	1,889,107	1,889,063
Barclays Capital, Inc.	0.35%	4/25/12	Open	2,072,183	2,072,063
BNP Paribas
Securities Corp.	0.37%	4/26/12	Open	2,155,111	2,155,000
Deutsche Bank AG	0.25%	4/26/12	Open	648,023	648,000
Total				$73,953,020	$73,924,855

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	37

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)

•	Financial futures contracts purchased as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
3	2-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	USD	661,641	$688
20	30-Year US	Chicago Board	June
	Treasury Bond	of Trade	2012	USD	2,857,500	133,717
91	5-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	USD	11,265,515	48,373
Total						$182,778

•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
207	10-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	USD	27,382,219	$(366,325)
48	Ultra Long Term	Chicago Board	June
	US Treasury Bond	of Trade	2012	USD	7,575,000	(205,820)
Total						$(572,145)

•	Credit default swaps on single-name issues — buy protection outstanding as of April 30, 2012 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
The New York
Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	1,725	$14,871
Southwest		Goldman Sachs
Airlines Co.	1.00%	& Co.	12/20/16	USD	570	(14,296)
Southwest		Royal Bank of
Airlines Co.	1.00%	Scotland Plc	12/20/16	USD	570	(16,512)
Time		Credit Suisse
Warner Inc.	1.00%	Securities (USA) LLC	3/20/17	USD	3,500	(3,143)
Emerson		Morgan Stanley
Electric Co.	1.00%	& Co., Inc.	3/20/17	USD	1,125	(8,936)
Total						$(28,016)

•	Credit default swaps on single-name issues — sold protection outstanding as of April 30, 2012 were as follows:
Issuer	Receive Fixed Rate	Counter- party	Expiration	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA		Deutsche
Corp.	1.00%	Bank AG	5/25/12	A	USD	1,300	$(17)
DIRECTV		Credit Suisse
Holdings		Securities
LLC	1.00%	(USA) LLC	3/20/17	BBB	USD	3,500	59,047
MetLife, Inc.	1.00%	Deutsche
		Bank AG	3/20/18	A-	USD	425	(8,873)
Total							$50,157

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes — sold protection outstanding as of April 30, 2012 were as follows:
Index	Receive Fixed Rate	Counter- party	Expiration	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Appreciation
Dow Jones
CDX North
America High
Yield Index		Credit Suisse
Series 18,		Securities
Version 1	5.00%	(USA) LLC	6/20/17	B+	USD 900	$13,624

[3]	Using S&P’s rating of the underlying securities.
[4]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Interest rate swaps outstanding as of April 30, 2012 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.17%[5]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	4/11/17	USD	6,200	$(26,125)
1.18%[5]	3-month	Deutsche
	LIBOR	Bank AG	4/11/17	USD	10,100	(47,445)
2.12%[5]	3-month	Deutsche
	LIBOR	Bank AG	3/05/22	USD	3,100	(26,789)
4.03%[5]	3-month
	LIBOR	UBS AG	4/18/22	USD	2,800	(415,305)
2.05%[6]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	5/02/22	USD	2,900	968
2.05%[6]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	5/02/22	USD	1,900	—
Total						$(514,696)

[5]	Fund pays a fixed interest rate and receives floating rate.
[6]	Fund pays a floating interest rate and receives fixed rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust III (BPP)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed Securities	—	—	$1,098,500	$1,098,500
Corporate Bonds	—	$243,458,905	1,677,812	245,136,717
Preferred Securities	$623,076	47,165,489	—	47,788,565
Taxable Municipal Bonds	—	2,054,404	—	2,054,404
US Government Sponsored
Agency Securities	—	648,134	—	648,134
US Treasury Obligations	—	3,754,467	—	3,754,467
Warrants	—	17,872	—	17,872
Short-Term Securities	841,364	—	—	841,364
Total	$1,464,440	$297,099,271	$2,776,312	$301,340,023

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$35,880	—	—	$35,880
Interest rate contracts	182,778	$470,492	—	653,270
Credit contracts	—	87,542	—	87,542
Liabilities:
Equity contracts	—	(25,517)	—	(25,517)
Interest rate contracts	(572,145)	(1,596,468)	—	(2,168,613)
Credit contracts	—	(51,760)	$(17)	(51,777)
Total	$(353,487)	$(1,115,711)	$(17)	$(1,469,215)

[1]	Derivative financial instruments are swaps, financial futures contracts, and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Balance, as of October 31, 2011	$1,007,500	$1,690,000	$2,697,500
Accrued discounts/premiums	9,192	—	9,192
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	81,808	(12,188)	69,620
Purchases	—	—	—
Sales	—	—	—
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of April 30, 2012	$1,098,500	$1,677,812	$2,776,312

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at April 30, 2012 was $1,759,621.
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Balance, as of October 31, 2011	$2,351
Accrued discounts/premiums	4,210
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(2,368)
Purchases	—
Issuances[5]	—
Sales	—
Settlements[6]	(4,210)
Transfers in3	—
Transfers out[3]	—
Balance, as of April 30, 2012	$(17)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at April 30, 2012 was $(2,368).
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	39

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC, Series 2012-1A,
Class A, 4.21%, 2/16/65 (a)	USD	1,713	$1,763,318
Atrium CDO Corp., Series 5A, Class A4,
0.88%, 7/20/20 (a)(b)		4,400	3,718,000
SLM Student Loan Trust, Series 2004-B, Class A2,
0.67%, 6/15/21 (b)		3,624	3,475,992
Total Asset-Backed Securities — 1.2%			8,957,310

Corporate Bonds
Aerospace & Defense — 1.0%
BE Aerospace, Inc., 8.50%, 7/01/18		3,575	3,959,313
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		990	1,046,925
7.13%, 3/15/21		960	1,016,400
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		1,662	1,786,650
			7,809,288
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2011-2,
Class A, 8.63%, 4/15/23		912	962,423
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17		1,865	2,037,569
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24		1,949	2,051,785
			5,051,777
Auto Components — 0.7%
Delphi Corp., 6.13%, 5/15/21 (a)		950	1,011,750
Icahn Enterprises LP:
7.75%, 1/15/16		1,180	1,241,950
8.00%, 1/15/18		3,020	3,227,625
			5,481,325
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17		3,230	3,649,900
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		790	843,325
6.75%, 5/01/21		1,560	1,624,350
			2,467,675
Capital Markets — 4.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		4,500	5,031,283
E*Trade Financial Corp., 12.50%, 11/30/17		2,565	2,988,225
The Goldman Sachs Group, Inc.:
7.50%, 2/15/19 (c)		5,165	5,975,079
5.75%, 1/24/22		2,800	2,923,743
6.25%, 2/01/41 (c)		7,350	7,468,651
Morgan Stanley, 5.50%, 7/28/21 (c)		5,630	5,504,085
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)		1,000	1,006,004
UBS AG:
2.25%, 1/28/14 (c)		2,678	2,691,896
5.88%, 7/15/16		1,575	1,665,498
			35,254,464
Chemicals — 1.5%
Ashland, Inc., 9.13%, 6/01/17		75	83,250
Celanese US Holdings LLC, 5.88%, 6/15/21		2,560	2,745,600
Hexion US Finance Corp., 6.63%, 4/15/20 (a)		1,440	1,504,800
Ineos Finance Plc (a):
8.38%, 2/15/19		535	573,788
7.50%, 5/01/20		1,210	1,243,275
LyondellBasell Industries NV, 5.75%, 4/15/24 (a)		3,125	3,226,562
Solutia, Inc., 7.88%, 3/15/20		1,425	1,663,687
			11,040,962

Corporate Bonds		Par (000)	Value
Commercial Banks — 4.2%
Amsouth Bank, Series AI, 4.85%, 4/01/13	USD	1,800	$1,827,000
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		1,475	1,535,444
Associated Banc-Corp, 5.13%, 3/28/16		3,645	3,858,899
Branch Banking & Trust Co. (b)(c):
0.79%, 9/13/16		1,850	1,743,706
0.79%, 5/23/17		1,100	1,025,891
CIT Group, Inc.:
7.00%, 5/02/16 (a)		2,590	2,596,475
7.00%, 5/02/17 (a)		2,120	2,125,300
5.25%, 3/15/18		1,980	2,039,400
5.50%, 2/15/19 (a)		1,720	1,767,300
Discover Bank, 8.70%, 11/18/19		1,950	2,459,545
HSBC Finance Corp., 6.68%, 1/15/21		2,525	2,726,965
Regions Financial Corp.:
4.88%, 4/26/13		4,150	4,274,500
5.75%, 6/15/15		3,000	3,165,000
			31,145,425
Commercial Services & Supplies — 4.0%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		15,000	15,341,991
6.75%, 4/06/21		3,850	3,809,190
Casella Waste Systems, Inc., 7.75%, 2/15/19		1,201	1,182,985
Clean Harbors, Inc., 7.63%, 8/15/16		2,250	2,362,500
Corrections Corp. of America, 7.75%, 6/01/17		4,835	5,245,975
Covanta Holding Corp., 6.38%, 10/01/22		1,105	1,136,617
Iron Mountain, Inc., 7.75%, 10/01/19		650	708,500
Mobile Mini, Inc., 7.88%, 12/01/20		455	486,850
			30,274,608
Communications Equipment — 0.8%
Avaya, Inc., 9.75%, 11/01/15 (c)		1,400	1,387,750
Brocade Communications Systems, Inc.,
6.88%, 1/15/20 (c)		3,580	3,911,150
Hughes Satellite Systems Corp., 6.50%, 6/15/19		700	749,000
			6,047,900
Construction Materials — 0.2%
HD Supply, Inc., 8.13%, 4/15/19 (a)		1,490	1,599,888
Consumer Finance — 5.2%
American Express Credit Corp., 2.75%, 9/15/15 (c)		9,850	10,220,380
Capital One Bank USA NA, 8.80%, 7/15/19		3,950	4,988,459
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)		5,675	5,868,041
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		4,730	5,273,950
5.88%, 8/02/21		530	598,947
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		2,515	2,703,625
SLM Corp., 6.25%, 1/25/16		8,205	8,451,150
Toll Brothers Finance Corp., 5.88%, 2/15/22		680	703,741
			38,808,293
Containers & Packaging — 1.2%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17		210	227,325
9.13%, 10/15/20		490	530,425
Ball Corp.:
7.13%, 9/01/16		2,000	2,190,000
6.75%, 9/15/20		3,575	3,950,375
Crown Americas LLC, 6.25%, 2/01/21		1,350	1,468,125
Sealed Air Corp., 8.38%, 9/15/21 (a)		220	249,700
			8,615,950
Diversified Financial Services — 9.3%
Ally Financial, Inc.:
4.50%, 2/11/14		1,500	1,515,000
8.30%, 2/12/15		2,890	3,171,775
8.00%, 11/01/31		1,520	1,740,400

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Bank of America Corp. (c):
3.75%, 7/12/16	USD	2,855	$2,842,724
5.30%, 3/15/17		6,505	6,784,370
5.00%, 5/13/21		12,100	12,043,372
Citigroup, Inc. (c):
6.38%, 8/12/14		2,150	2,318,549
4.59%, 12/15/15		1,575	1,649,657
4.45%, 1/10/17		1,520	1,587,797
Countrywide Financial Corp., 6.25%, 5/15/16 (c)		6,500	6,740,285
DPL, Inc., 7.25%, 10/15/21 (a)		1,785	1,981,350
General Motors Financial Co., Inc., 6.75%, 6/01/18		830	883,975
ING Bank NV, 5.00%, 6/09/21 (a)(c)		3,950	4,023,553
Intesa Sanpaolo SpA:
2.38%, 12/21/12		5,800	5,717,918
6.50%, 2/24/21 (a)(c)		747	678,693
Macquarie Bank Ltd., 5.00%, 2/22/17 (a)(c)		2,325	2,364,120
Moody’s Corp., 6.06%, 9/07/17		10,000	10,516,330
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19		420	438,900
7.88%, 8/15/19		1,370	1,479,600
9.88%, 8/15/19		515	536,888
6.88%, 2/15/21		360	370,800
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		340	371,450
			69,757,506
Diversified Telecommunication Services — 4.4%
AT&T, Inc. (c):
2.40%, 8/15/16		1,525	1,586,813
6.30%, 1/15/38		5,000	5,992,390
Level 3 Financing, Inc. (a):
8.13%, 7/01/19		5,547	5,699,542
8.63%, 7/15/20		1,070	1,120,825
Telecom Italia Capital SA, 6.18%, 6/18/14		1,650	1,703,295
Telefonica Emisiones SAU, 5.46%, 2/16/21		2,250	2,114,629
Verizon Communications, Inc. (c):
1.95%, 3/28/14		8,525	8,724,093
7.35%, 4/01/39		3,640	4,993,177
Windstream Corp., 7.88%, 11/01/17		990	1,093,950
			33,028,714
Electric Utilities — 3.6%
CMS Energy Corp., 5.05%, 3/15/22		1,850	1,883,119
Dominion Resources, Inc., 8.88%, 1/15/19		8,000	10,911,568
Duke Energy Corp., 3.55%, 9/15/21 (c)		2,825	2,947,461
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)		2,725	2,978,844
Progress Energy, Inc., 7.00%, 10/30/31 (c)		5,000	6,526,685
Southern Co., 1.95%, 9/01/16		1,625	1,663,012
			26,910,689
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit, Inc., 8.25%, 3/15/18		1,200	1,398,000
NXP BV, 3.22%, 10/15/13 (b)		664	664,000
			2,062,000
Energy Equipment & Services — 3.0%
Atwood Oceanics, Inc., 6.50%, 2/01/20		185	194,713
Energy Transfer Partners LP, 5.20%, 2/01/22		5,000	5,329,475
Ensco Plc, 4.70%, 3/15/21		3,255	3,551,713
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		1,795	1,853,337
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (a)		465	463,838
Key Energy Services, Inc., 6.75%, 3/01/21		1,240	1,277,200
MEG Energy Corp., 6.50%, 3/15/21 (a)		1,580	1,662,950
Oil States International, Inc., 6.50%, 6/01/19		835	883,013
Peabody Energy Corp., 6.25%, 11/15/21 (a)		2,575	2,607,187
Transocean, Inc.:
6.50%, 11/15/20		1,860	2,136,070
6.38%, 12/15/21		2,300	2,693,284
			22,652,780

Corporate Bonds		Par (000)	Value
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc. (c):
5.25%, 9/01/35	USD	2,650	$3,044,304
6.20%, 4/15/38		1,225	1,603,167
			4,647,471
Food Products — 0.7%
Kraft Foods, Inc.:
6.50%, 8/11/17		1,985	2,408,609
6.13%, 8/23/18		1,990	2,406,907
Smithfield Foods, Inc., 10.00%, 7/15/14		668	781,560
			5,597,076
Gas Utilities — 0.2%
El Paso Natural Gas Co., 8.63%, 1/15/22		1,150	1,455,504
Health Care Equipment & Supplies — 0.8%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		4,250	4,871,563
Teleflex, Inc., 6.88%, 6/01/19		815	872,050
			5,743,613
Health Care Providers & Services — 3.3%
Aetna, Inc., 6.75%, 12/15/37 (c)		2,025	2,628,910
Aviv Healthcare Properties LP, 7.75%, 2/15/19		765	795,600
HCA, Inc.:
8.50%, 4/15/19		265	297,297
6.50%, 2/15/20		3,780	4,044,600
7.25%, 9/15/20		4,590	5,083,425
INC Research LLC, 11.50%, 7/15/19 (a)		1,155	1,134,787
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		445	398,962
Tenet Healthcare Corp.:
10.00%, 5/01/18		2,175	2,512,125
8.88%, 7/01/19		1,825	2,046,281
UnitedHealth Group, Inc., 6.88%, 2/15/38		4,075	5,459,282
			24,401,269
Health Care Technology — 0.9%
Amgen, Inc.:
5.15%, 11/15/41 (c)		6,280	6,544,683
5.65%, 6/15/42		70	77,873
			6,622,556
Household Durables — 0.2%
Standard Pacific Corp., 8.38%, 1/15/21		1,480	1,561,400
Independent Power Producers & Energy Traders — 1.1%
AES Corp.:
9.75%, 4/15/16		1,620	1,911,600
7.38%, 7/01/21 (a)		225	250,313
Calpine Corp., 7.25%, 10/15/17 (a)		730	779,275
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		3,135	3,460,256
Laredo Petroleum, Inc.:
9.50%, 2/15/19		485	541,987
7.38%, 5/01/22 (a)		440	455,400
QEP Resources, Inc., 5.38%, 10/01/22		944	944,000
			8,342,831
Insurance — 4.3%
American International Group, Inc. (c):
3.80%, 3/22/17		2,500	2,582,045
8.25%, 8/15/18		1,050	1,272,211
6.40%, 12/15/20		4,275	4,910,517
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		4,975	4,833,775
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		1,625	1,661,907
Genworth Financial, Inc., 7.63%, 9/24/21		1,615	1,594,648
Manulife Financial Corp., 4.90%, 9/17/20		3,650	3,814,188
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		715	616,687
Principal Financial Group, Inc., 8.88%, 5/15/19		1,145	1,483,019
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		4,075	4,725,647
XL Group Ltd., 5.75%, 10/01/21		4,105	4,539,773
			32,034,417

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	41

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
IT Services — 0.8%
Epicor Software Corp., 8.63%, 5/01/19	USD	1,180	$1,221,300
Fidelity National Information Services, Inc.,
5.00%, 3/15/22 (a)		530	530,000
First Data Corp.:
7.38%, 6/15/19 (a)(c)		1,550	1,584,875
8.25%, 1/15/21 (a)		135	132,975
12.63%, 1/15/21		1,160	1,162,900
SunGard Data Systems, Inc., 7.38%, 11/15/18		1,210	1,291,675
			5,923,725
Life Sciences Tools & Services — 1.6%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		5,480	6,055,400
Life Technologies Corp., 6.00%, 3/01/20		4,800	5,581,272
			11,636,672
Machinery — 0.9%
Ingersoll-Rand Global Holding Co., Ltd.,
9.50%, 4/15/14		4,075	4,683,573
UR Financing Escrow Corp. (a):
5.75%, 7/15/18		389	401,643
7.38%, 5/15/20		995	1,044,750
7.63%, 4/15/22		909	961,267
			7,091,233
Media — 7.3%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		655	731,963
CCH II LLC, 13.50%, 11/30/16		3,851	4,351,630
Comcast Corp., 6.30%, 11/15/17 (c)		4,075	4,943,044
Cox Communications, Inc., 8.38%, 3/01/39 (a)		4,075	5,850,824
CSC Holdings LLC:
8.50%, 4/15/14		1,130	1,245,825
8.63%, 2/15/19		1,950	2,213,250
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		4,150	4,538,220
DISH DBS Corp., 7.00%, 10/01/13		1,950	2,088,937
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		320	333,600
Intelsat Luxemburg SA:
11.25%, 2/04/17		1,030	1,068,625
11.50%, 2/04/17 (e)		630	656,775
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		1,975	2,249,031
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		1,760	1,878,800
News America, Inc., 6.15%, 3/01/37 (c)		4,850	5,387,133
Time Warner Cable, Inc., 6.75%, 6/15/39		4,675	5,637,092
Time Warner, Inc., 7.70%, 5/01/32 (c)		4,900	6,419,750
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)		1,225	1,313,812
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		3,175	3,460,750
			54,369,061
Metals & Mining — 2.0%
Alcoa, Inc., 5.40%, 4/15/21 (c)		940	987,948
Barrick Gold Corp., 2.90%, 5/30/16 (c)		1,925	2,018,586
Barrick North America Finance LLC, 5.70%, 5/30/41 (c)		2,275	2,506,818
Freeport-McMoRan Copper & Gold, Inc.,
3.55%, 3/01/22		2,300	2,272,591
Freeport-McMoRan Corp., 7.13%, 11/01/27		3,500	4,319,105
New Gold, Inc., 7.00%, 4/15/20 (a)		215	219,838
Novelis, Inc., 8.75%, 12/15/20		1,610	1,775,025
Teck Resources Ltd., 10.75%, 5/15/19		1,000	1,237,500
			15,337,411
Multi-Utilities — 1.2%
CenterPoint Energy, Inc.:
5.95%, 2/01/17		3,600	4,115,671
6.50%, 5/01/18		3,950	4,700,710
			8,816,381
Multiline Retail — 0.8%
JC Penney Co., Inc., 5.65%, 6/01/20 (c)		6,015	5,834,550

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — 13.5%
Anadarko Petroleum Corp.:
5.95%, 9/15/16	USD	1,686	$1,949,259
6.38%, 9/15/17		52	61,797
Berry Petroleum Co., 6.38%, 9/15/22		705	733,200
BP Capital Markets Plc (c):
5.25%, 11/07/13		2,100	2,234,711
3.88%, 3/10/15		3,085	3,304,211
Buckeye Partners LP, 4.88%, 2/01/21 (c)		1,650	1,704,458
Chesapeake Midstream Partners LP:
5.88%, 4/15/21		980	931,000
6.13%, 7/15/22		785	755,563
Chesapeake Oilfield Operating LLC,
6.63%, 11/15/19 (a)		70	65,800
Concho Resources, Inc., 5.50%, 10/01/22		700	700,000
CONSOL Energy, Inc., 6.38%, 3/01/21		745	700,300
Copano Energy LLC, 7.13%, 4/01/21		930	981,150
DCP Midstream LLC, 4.75%, 9/30/21 (a)		2,100	2,267,721
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20		2,525	2,900,455
5.00%, 10/01/21		900	950,803
Enbridge Energy Partners LP, 9.88%, 3/01/19		2,425	3,271,230
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,700	1,755,250
Enterprise Products Operating LLC, 6.65%, 4/15/18		4,800	5,811,854
Everest Acquisition LLC/Everest Acquisition
Finance, Inc., 6.88%, 5/01/19 (a)		565	593,250
Forest Oil Corp., 8.50%, 2/15/14		2,055	2,209,125
Kinder Morgan Energy Partners LP:
6.85%, 2/15/20		4,800	5,805,072
3.95%, 9/01/22		2,500	2,517,618
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		380	402,800
Linn Energy LLC:
6.25%, 11/01/19 (a)		1,865	1,837,025
7.75%, 2/01/21		750	791,250
Marathon Petroleum Corp., 3.50%, 3/01/16		2,250	2,360,063
MarkWest Energy Partners LP, 6.25%, 6/15/22		880	926,200
Newfield Exploration Co., 6.88%, 2/01/20		950	1,009,375
Nexen, Inc., 6.40%, 5/15/37		2,270	2,519,736
Oasis Petroleum, Inc.:
7.25%, 2/01/19		560	593,600
6.50%, 11/01/21		505	515,100
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (a)(c)		2,495	2,588,563
ONEOK Partners LP, 8.63%, 3/01/19		4,075	5,328,955
Petrobras International Finance Co.:
3.88%, 1/27/16		6,150	6,438,029
5.38%, 1/27/21		3,625	3,970,934
Petrohawk Energy Corp., 10.50%, 8/01/14		1,020	1,132,200
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		865	895,275
Phillips 66, 2.95%, 5/01/17 (a)		1,755	1,800,844
Pioneer Natural Resources Co.:
6.65%, 3/15/17		1,080	1,225,223
6.88%, 5/01/18		820	965,330
Plains Exploration & Production Co.:
10.00%, 3/01/16		700	770,000
6.75%, 2/01/22		95	98,800
Precision Drilling Corp., 6.50%, 12/15/21		700	728,000
Premier Oil Plc, 5.00%, 6/09/18		5,650	5,833,625
Range Resources Corp., 6.75%, 8/01/20		1,415	1,535,275
Ruby Pipeline LLC, 6.00%, 4/01/22 (a)		4,900	5,017,257
Samson Investment Co., 9.75%, 2/15/20 (a)		1,000	1,043,750
SandRidge Energy, Inc.:
7.50%, 3/15/21		330	333,300
8.13%, 10/15/22 (a)		325	337,188
SM Energy Co.:
6.63%, 2/15/19		365	385,075
6.50%, 11/15/21		570	601,350
Targa Resources Partners LP, 6.88%, 2/01/21		820	856,900

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Tennessee Gas Pipeline Co., 8.00%, 2/01/16	USD	1,376	$1,603,996
Western Gas Partners LP, 5.38%, 6/01/21		2,525	2,754,901
The Williams Cos., Inc., 8.75%, 3/15/32		1,175	1,587,573
			100,991,319
Paper & Forest Products — 2.6%
Boise Paper Holdings LLC:
9.00%, 11/01/17		480	534,000
8.00%, 4/01/20		1,070	1,179,675
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		2,375	2,624,375
International Paper Co.:
7.50%, 8/15/21 (c)		3,950	5,014,726
8.70%, 6/15/38		3,100	4,223,087
7.30%, 11/15/39		4,075	5,042,218
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		545	550,450
			19,168,531
Pharmaceuticals — 2.5%
Merck & Co., Inc., 6.50%, 12/01/33 (c)		2,885	3,978,150
Pfizer, Inc., 7.20%, 3/15/39 (c)		6,980	10,319,742
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(c)		3,020	4,286,337
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		450	466,312
			19,050,541
Real Estate Investment Trusts (REITs) — 2.5%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		4,075	4,851,907
Developers Diversified Realty Corp.:
4.75%, 4/15/18		1,025	1,061,976
7.88%, 9/01/20		1,325	1,591,263
ERP Operating LP, 5.75%, 6/15/17		4,080	4,695,937
HCP, Inc., 5.38%, 2/01/21		1,675	1,845,379
UDR, Inc., 4.25%, 6/01/18		2,675	2,842,487
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		1,880	1,938,216
			18,827,165
Real Estate Management & Development — 0.4%
Realogy Corp. (a)(c):
7.88%, 2/15/19		940	921,200
7.63%, 1/15/20		1,025	1,063,437
Shea Homes LP, 8.63%, 5/15/19 (a)		805	839,213
			2,823,850
Road & Rail — 1.5%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		180	188,550
Florida East Coast Railway Corp., 8.13%, 2/01/17		320	328,800
The Hertz Corp., 6.75%, 4/15/19		564	588,675
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		8,500	9,853,931
			10,959,956
Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		1,300	1,433,250
KLA-Tencor Corp., 6.90%, 5/01/18		2,208	2,671,704
			4,104,954
Software — 0.1%
Lawson Software, Inc., 9.38%, 4/01/19 (a)		870	909,150
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		2,775	3,010,875
Limited Brands, Inc., 7.00%, 5/01/20		1,370	1,520,700
QVC, Inc., 7.38%, 10/15/20 (a)		175	191,625
Sally Holdings LLC, 6.88%, 11/15/19 (a)		990	1,054,350
VF Corp., 5.95%, 11/01/17 (c)		2,450	2,924,298
			8,701,848

Corporate Bonds		Par (000)	Value
Tobacco — 2.6%
Altria Group, Inc., 10.20%, 2/06/39	USD	6,607	$10,585,570
Lorillard Tobacco Co., 3.50%, 8/04/16		4,150	4,348,669
Philip Morris International, Inc., 2.50%, 5/16/16 (c)		4,200	4,416,010
			19,350,249
Wireless Telecommunication Services — 5.3%
America Movil SAB de CV, 2.38%, 9/08/16		7,455	7,607,947
American Tower Corp.:
4.50%, 1/15/18		3,200	3,378,992
5.90%, 11/01/21		2,180	2,450,455
Cricket Communications, Inc., 7.75%, 5/15/16		780	820,950
Crown Castle International Corp., 9.00%, 1/15/15		1,185	1,309,425
Crown Castle Towers LLC (a):
5.50%, 1/15/37		1,975	2,180,627
4.17%, 8/15/37		2,000	2,093,476
6.11%, 1/15/40		2,330	2,660,795
Nextel Communications, Inc., Series E,
6.88%, 10/31/13		1,040	1,040,000
SBA Tower Trust, 5.10%, 4/15/42 (a)		6,250	6,801,294
Sprint Capital Corp., 6.88%, 11/15/28		1,650	1,233,375
Sprint Nextel Corp. (a):
9.00%, 11/15/18		3,210	3,535,012
7.00%, 3/01/20		4,390	4,477,800
			39,590,148
Total Corporate Bonds — 105.0%			785,552,025

Preferred Securities
Capital Trusts
Capital Markets — 3.0%
State Street Capital Trust III, 5.46% (b)(f)		1,740	1,746,821
State Street Capital Trust IV, 1.47%, 6/01/37 (b)		28,195	20,981,958
			22,728,779
Commercial Banks — 5.6%
Barclays Bank Plc, 7.43% (a)(b)(c)(f)		1,100	1,100,000
BB&T Capital Trust IV, 6.82%, 6/12/77 (b)		15,300	15,453,000
BNP Paribas, 7.20% (a)(b)(c)(f)		2,500	2,150,000
Credit Agricole SA, 8.38% (a)(b)(c)(f)		2,450	2,156,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		3,715	2,990,575
HSBC Capital Funding LP/Jersey Channel Islands,
10.18% (a)(b)(c)(f)		7,000	9,100,000
National City Preferred Capital Trust I, 12.00% (b)(f)		3,713	3,952,117
Standard Chartered Plc, 7.01% (a)(b)(f)		5,000	4,802,625
			41,704,317
Consumer Finance — 0.2%
Capital One Capital V, 10.25%, 8/15/39		1,275	1,329,187
Diversified Financial Services — 3.3%
JPMorgan Chase Capital XXI, Series U,
1.49%, 2/02/37 (b)		12,875	9,534,169
JPMorgan Chase Capital XXIII, 1.50%, 5/15/47 (b)		20,695	15,314,735
			24,848,904
Electric Utilities — 0.5%
PPL Capital Funding, 6.70%, 3/30/67 (b)		3,900	3,861,000
Insurance — 8.2%
Ace Capital Trust II, 9.70%, 4/01/30		4,000	5,467,168
The Allstate Corp., 6.50%, 5/15/67 (b)		4,000	3,910,000
American General Capital II, 8.50%, 7/01/30		300	327,902
American International Group, Inc., 8.18%, 5/15/68 (b)		1,300	1,389,375
Aon Corp., 8.21%, 1/01/27		4,000	4,673,312

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	43

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Insurance (concluded)
AXA SA, 6.46% (a)(b)(f)	USD	6,000	$4,875,000
Chubb Corp., 6.38%, 3/29/67 (b)		4,000	4,095,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		4,000	5,440,000
Lincoln National Corp., 7.00%, 5/17/66 (b)		4,255	4,127,350
MetLife, Inc., 6.40%, 12/15/66		4,550	4,450,874
Mitsui Sumitomo Insurance Co., Ltd.,
7.00%, 3/15/72 (a)(b)		2,360	2,424,734
Northwestern Mutual Life Insurance,
6.06%, 3/30/40 (a)(c)		5,500	6,553,145
Reinsurance Group of America, 6.75%, 12/15/65 (b)(c)		7,000	6,477,121
Swiss Re Capital I LP, 6.85% (a)(b)(f)		3,000	2,758,959
ZFS Finance (USA) (a)(b):
Trust II, 6.45%, 12/15/65		3,850	3,773,000
Trust IV, 5.88%, 5/09/62		599	599,749
			61,342,689
Oil, Gas & Consumable Fuels — 1.2%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)		4,500	4,882,500
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		4,000	4,175,568
			9,058,068
Total Capital Trusts — 22.0%			164,872,944

Preferred Stocks		Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)		7,000	877,625
Diversified Financial Services — 0.4%
Ally Financial, Inc., 7.00% (a)		3,640	3,089,450
Real Estate Investment Trusts (REITs) — 1.1%
Sovereign Real Estate Investment Trust, 12.00% (a)		7,000	7,797,020
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, 8.25%, Series S (b)(g)		23,000	28,290
Freddie Mac, 8.38%, Series Z (b)(g)		23,000	28,750
			57,040
Wireless Telecommunication Services — 1.6%
Centaur Funding Corp., 9.08% (a)		10,000	11,850,000
Total Preferred Stocks — 3.2%			23,671,135

Trust Preferreds — 0.3%
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13% (b)		89,130	2,096,443
Total Preferred Securities — 25.5%			190,640,522

Taxable Municipal Bonds		Par (000)
City of Chicago Illinois, RB, Build America Bonds,
6.85%, 1/01/38	USD	5,000	5,618,500
Metropolitan Transportation Authority, RB, Build America
Bonds, 6.55%, 11/15/31		4,075	4,998,028
Total Taxable Municipal Bonds — 1.4%			10,616,528

US Government Sponsored Agency Securities — 0.3%
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(h)		2,765	2,226,198

US Treasury Obligations		Par (000)	Value
US Treasury Bonds (c):
3.75%, 8/15/41	USD	945	$1,066,963
3.13%, 11/15/41		3,935	3,947,297
US Treasury Notes (c):
0.88%, 12/31/16		6,377	6,414,867
0.88%, 1/31/17		6,000	6,031,872
Total US Treasury Obligations — 2.3%			17,460,999
Total Long-Term Investments
(Cost — $978,835,280) — 135.7%			1,015,453,582

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (i)(j)		2,310,288	2,310,288
Total Short-Term Securities
(Cost — $2,310,288) — 0.3%			2,310,288

Options Purchased		Contracts
Exchange-Traded Put Options — 0.0%
S&P 500 Index, Strike Price USD 1,200.00,
Expires 6/16/12		472	122,720
Options Purchased		Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions — 0.1%
Receive a fixed rate of 2.40% and pay a floating rate
based on 3-month LIBOR, expires 5/11/12,
Broker Citibank NA	USD	9,100	324
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 4/05/13,
Broker Citibank NA		17,600	815,123
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 1/13/14,
Broker Credit Suisse Securities (USA) LLC		1,900	83,149
			898,596
Over-the-Counter Interest Rate Put Swaptions — 0.1%
Receive a fixed rate of 2.61% and pay a floating rate
based on 3-month LIBOR, expires 4/05/13,
Broker Citibank NA		17,600	370,126
Pay a fixed rate of 2.61% and receive a floating rate
based on 3-month LIBOR, Expires 1/13/14,
Broker Credit Suisse Securities (USA) LLC		1,900	76,615
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 2/02/17,
Broker Deutsche Bank AG		8,000	268,512
			715,253
Total Options Purchased
(Cost — $3,399,654) — 0.2%			1,736,569
Total Investments Before Options Written
(Cost — $984,545,222) — 136.2%			1,019,500,439

Options Written		Contracts
Over-the-Counter Call Options — (0.0)%
S&P 500 Index, Strike Price USD 1,450.00,
Expires 6/15/12, Broker Deutsche Bank AG		11,800	(86,029)

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value
Over-the-Counter Interest Rate Call Swaptions — (0.4)%
Pay a fixed rate of 4.75% and receive a floating rate
based on 3-month LIBOR, Expires 3/24/14,
Broker Citibank NA	USD	17,000	$(3,288,942)
Over-the-Counter Interest Rate Put Swaptions — (0.1)%
Receive a fixed rate of 1.75% and pay a floating rate
based on 3-month LIBOR, Expires 8/23/12,
Broker Deutsche Bank AG		37,000	(50,982)
Receive a fixed rate of 4.75% and pay a floating rate
based on 3-month LIBOR, Expires 3/24/14,
Broker Citibank NA		17,000	(102,988)
Receive a fixed rate of 6.00% and pay a floating rate
based on 3-month LIBOR, Expires 2/02/17,
Broker Deutsche Bank AG		16,000	(237,552)
			(391,522)
Total Options Written
(Premiums Received — $2,606,390) — (0.5)%			(3,766,493)
Total Investments, Net of Options Written — 135.7%			1,015,733,946
Liabilities in Excess of Other Assets — (35.7)%			(267,418,446)
Net Assets — 100.0%			$748,315,500

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Non-income producing security.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	3,823,108	(1,512,820)	2,310,288	$3,544

(j)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Reverse repurchase agreements outstanding as of April 30, 2012 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank AG	(0.50)%	1/17/12	Open	$746,210	$747,300
UBS Securities LLC	(1.25)%	2/02/12	Open	866,003	868,687
UBS Securities LLC	0.35%	2/07/12	Open	14,787,066	14,775,000
UBS Securities LLC	0.37%	2/07/12	Open	14,062,943	14,050,813
UBS Securities LLC	0.38%	2/07/12	Open	17,466,911	17,451,438
Merrill Lynch	0.04%	2/13/12	Open	6,015,521	6,015,000
Credit Suisse Securities
(USA) LLC	0.35%	2/14/12	Open	6,206,143	6,201,500
UBS Securities LLC	0.38%	2/17/12	Open	5,463,669	5,459,405
Credit Suisse Securities
(USA) LLC	0.35%	2/22/12	Open	6,432,437	6,428,125
Barclays Capital, Inc.	0.35%	2/29/12	Open	2,174,810	2,173,500
Credit Suisse Securities
(USA) LLC	0.35%	3/02/12	Open	1,071,625	1,071,000
UBS Securities LLC	0.25%	3/05/12	Open	356,541	356,400
Credit Suisse Securities
(USA) LLC	(0.25)%	3/07/12	Open	2,637,455	2,638,461
UBS Securities LLC	0.38%	3/12/12	Open	1,595,529	1,594,687
Credit Suisse Securities
(USA) LLC	0.38%	3/13/12	Open	19,860,048	19,849,781
UBS Securities LLC	0.32%	3/13/12	Open	3,912,203	3,910,500
UBS Securities LLC	0.38%	3/13/12	Open	8,173,225	8,169,000
Deutsche Bank AG	0.08%	3/14/12	Open	3,837,495	3,836,625
Credit Suisse Securities
(USA) LLC	0.30%	3/20/12	Open	9,779,547	9,776,125
Credit Suisse Securities
(USA) LLC	0.35%	3/20/12	Open	3,635,184	3,633,700
Barclays Capital, Inc.	0.35%	3/21/12	Open	4,540,340	4,538,531
Barclays Capital, Inc.	0.35%	3/22/12	Open	6,887,115	6,884,438
UBS Securities LLC	0.35%	3/23/12	Open	690,340	690,079
Credit Suisse Securities
(USA) LLC	0.35%	3/27/12	Open	2,410,195	2,409,375
UBS Securities LLC	0.38%	3/27/12	Open	9,234,460	9,231,050
Barclays Capital, Inc.	0.35%	4/03/12	Open	23,364,523	23,358,163
Barclays Capital, Inc.	(1.00)%	4/03/12	Open	1,079,429	1,080,269
UBS Securities LLC	0.10%	4/16/12	Open	1,218,051	1,218,000
Credit Suisse Securities
(USA) LLC	0.35%	4/18/12	Open	1,515,660	1,515,469
Credit Suisse Securities
(USA) LLC	0.38%	4/18/12	Open	2,574,581	2,574,227
Credit Suisse Securities
(USA) LLC	0.35%	4/23/12	Open	1,525,819	1,525,700
UBS Securities LLC	0.34%	4/23/12	Open	4,054,656	4,054,350
BNP Paribas
Securities Corp.	0.15%	4/24/12	Open	2,198,239	2,198,175
BNP Paribas
Securities Corp.	0.35%	4/24/12	Open	8,253,562	8,253,000
BNP Paribas
Securities Corp.	0.37%	4/24/12	Open	17,732,394	17,731,119
BNP Paribas
Securities Corp.	0.39%	4/24/12	Open	3,262,247	3,262,000
Deutsche Bank AG	0.00%	4/24/12	Open	387,150	387,150

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	45

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)

•	Reverse repurchase agreements outstanding as of April 30, 2012 were as follows (concluded):
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank AG	0.12%	4/24/12	Open	$6,424,977	$6,424,828
UBS Securities LLC	0.34%	4/24/12	Open	2,712,429	2,712,250
UBS Securities LLC	0.35%	4/25/12	Open	22,756,141	22,754,813
UBS Securities LLC	0.38%	4/25/12	Open	23,862,161	23,860,650
UBS Securities LLC	0.35%	4/26/12	Open	921,245	921,200
Deutsche Bank AG	0.25%	4/26/12	Open	5,413,688	5,413,500
Total				$282,099,967	$282,005,383

•	Financial futures contracts purchased as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
10	2-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	USD	2,205,469	$2,294
70	30-Year US	Chicago Board	June
	Treasury Bond	of Trade	2012	USD	10,001,250	468,010
301	5-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	USD	37,262,859	159,955
Total						$630,259

•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
764	10-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	USD	101,062,875	$(1,648,043)
142	Ultra Long Term	Chicago Board	June
	US Treasury Bond	Trade	2012	USD	22,409,375	(754,434)
Total						$(2,402,477)

•	Credit default swaps on single-name issues — buy protection outstanding as of April 30, 2012 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Southwest		Goldman Sachs
Airlines Co.	1.00%	& Co.	12/20/16	USD	1,965	$(49,284)
Southwest		Royal Bank of
Airlines Co.	1.00%	Scotland Plc	12/20/16	USD	1,965	(56,923)
Time		Credit Suisse
Warner		Securities
Inc.	1.00%	(USA) LLC	3/20/17	USD	12,300	(11,046)
Total						$(117,253)

•	Credit default swaps on single-name issues — sold protection outstanding as of April 30, 2012 were as follows:
Issuer	Receive Fixed Rate	Counter- party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA		Deutsche
Corp.	1.00%	Bank AG	5/25/12	A	USD	4,525	$(59)
DIRECTV		Credit Suisse
Holdings		Securities
LLC	1.00%	(USA) LLC	3/20/17	BBB	USD	12,300	207,508
MetLife,		Deutsche
Inc.	1.00%	Bank AG	3/20/18	A-	USD	1,500	(31,316)
Total							$176,133

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes — sold protection outstanding as of April 30, 2012 were as follows:
Index	Receive Fixed Rate	Counter- party	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]		Unrealized Appreciation
Dow Jones
CDX North
America High
Yield Index		Credit Suisse
Series 18,		Securities
Version 1	5.00%	(USA) LLC	6/20/17	B+	USD	3,080	$46,622

[3]	Using S&P’s rating of the underlying securities.
[4]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of April 30, 2012 were as follows:
Fixed Rate	Floating Rate	Counter- party	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.17%[5]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	4/11/17	USD	20,000	$(84,273)
1.18%[5]	3-month	Deutsche
	LIBOR	Bank AG	4/11/17	USD	33,000	(155,017)
2.35%[5]	3-month	Deutsche
	LIBOR	Bank AG	3/19/22	USD	10,700	(314,894)
4.06%[5]	3-month	Deutsche
	LIBOR	Bank AG	4/18/22	USD	9,500	(1,435,854)
2.05%[6]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	5/02/22	USD	9,800	—
2.05%[6]	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	5/02/22	USD	6,500	3,311
Total						$(1,986,727)

[5]	Fund pays a fixed interest rate and receives floating rate.
[6]	Fund pays a floating interest rate and receives fixed rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust IV (BTZ)

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed Securities	—	$5,239,310	$3,718,000	$8,957,310
Corporate Bonds	—	779,718,400	5,833,625	785,552,025
Preferred Securities	$2,153,483	188,487,039	—	190,640,522
Taxable Municipal Bonds	—	10,616,528	—	10,616,528
US Government Sponsored
Agency Securities	—	2,226,198	—	2,226,198
US Treasury Obligations	—	17,460,999	—	17,460,999
Short-Term Securities	2,310,288	—	—	2,310,288
Total	$4,463,771	$1,003,748,474	$9,551,625	$1,017,763,870

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$122,720	—	—	$122,720
Interest rate contracts	630,259	$1,617,160	—	2,247,419
Credit contracts	—	254,130	—	254,130
Liabilities:
Equity contracts	—	(86,029)	—	(86,029)
Interest rate contracts	(2,402,477)	(5,670,502)	—	(8,072,979)
Credit contracts	—	(148,569)	$(59)	(148,628)
Total	$(1,649,498)	$(4,033,810)	$(59)	$(5,683,367)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Balance, as of October 31, 2011	$3,410,000	$5,876,000	$9,286,000
Accrued discounts/premiums	31,109	—	31,109
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	276,891	(42,375)	234,516
Purchases	—	—	—
Sales	—	—	—
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of April 30, 2012	$3,718,000	$5,833,625	$9,551,625

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at April 30, 2012 was $6,110,516.
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Balance, as of October 31, 2011	$8,182
Accrued discounts/premiums	14,656
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	(8,241)
Purchases	—
Issuances[5]	—
Sales	—
Settlements[6]	(14,656)
Transfers in3	—
Transfers out[3]	—
Balance, as of April 30, 2012	$(59)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at April 30, 2012 was $(8,241).
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	47

Consolidated Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ARES CLO Funds, Series 2005-10A, Class B,
0.86%, 9/18/17 (a)(b)	USD	1,000	$937,310
Canaras Summit CLO Ltd., Series 2007-1A, Class B,
0.95%, 6/19/21 (a)(b)		930	805,566
Chatham Light CLO Ltd., Series 2005-2A, Class A2,
0.94%, 8/03/19 (a)(b)		1,000	900,000
Flagship CLO, Series 2006-1A, Class B,
0.82%, 9/20/19 (a)(b)		1,196	935,870
Franklin CLO Ltd., Series 6A, Class B,
0.97%, 8/09/19 (a)(b)		1,180	1,007,130
Fraser Sullivan CLO Ltd., Series 2012-7A, Class C,
4.47%, 4/20/23 (a)(b)		575	511,290
Gannett Peak CLO Ltd., Series 2006-1X, Class A2,
0.83%, 10/27/20 (b)		715	586,300
Goldentree Loan Opportunities VI Ltd., Series 2012-6A,
Class D, 4.61%, 4/17/22 (a)		950	866,115
Greyrock CDO Ltd., Series 2005-1X, Class A2L,
0.92%, 11/15/17		1,495	1,296,763
Landmark CDO Ltd., Series 2006-8A, Class B,
0.83%, 10/19/20 (a)(b)		1,335	1,112,763
MAPS CLO Fund LLC, Series 2005-1A, Class C,
1.42%, 12/21/17 (a)(b)		705	664,462
Race Point CLO, Series 2012-6A, Class D,
4.97%, 5/24/23 (a)(b)		675	631,991
Symphony CLO Ltd., Series 2012-9A, Class D,
4.62%, 4/16/22 (a)(b)		775	708,436
T2 Income Fund CLO Ltd., Series 2007-1A, Class B,
1.07%, 7/15/19 (a)(b)		815	719,278
Total Asset-Backed Securities — 3.5%			11,683,274

Common Stocks (c)		Shares
Auto Components — 0.8%
Delphi Automotive Plc (180-day lock)
(Acquired 11/17/11, cost $500,143)(d)		87,569	2,665,086
Construction & Engineering — 0.0%
USI United Subcontractors		7,645	15,289
Hotels, Restaurants & Leisure — 0.2%
BLB Worldwide Holdings, Inc.		50,832	632,858
Metals & Mining — 0.1%
Euramax International		1,135	329,208
Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd.		55,255	69,918
Ainsworth Lumber Co. Ltd. (a)		62,685	79,320
			149,238
Software — 0.0%
Bankruptcy Management Solutions, Inc.		2,947	383
HMH Holdings/EduMedia		115,632	8,673
			9,056
Total Common Stocks — 1.1%			3,800,735

Corporate Bonds		Par (000)
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2011-2,
Class A, 8.63%, 4/15/23		335	353,230
Auto Components — 0.7%
Icahn Enterprises LP:
7.75%, 1/15/16		1,515	1,594,537
8.00%, 1/15/18		660	705,375
			2,299,912

Corporate Bonds		Par (000)	Value
Beverages — 0.7%
Central European Distribution Corp., 3.32%, 5/15/14	EUR	1,500	$1,713,530
Refresco Group BV, 5.06%, 5/15/18 (a)(b)		500	595,665
			2,309,195
Building Products — 0.3%
Grohe Holding GmbH, 4.88%, 9/15/17 (a)(b)		700	889,527
Capital Markets — 0.1%
E*Trade Financial Corp., 0.01%, 8/31/19 (a)(e)(f)	USD	439	459,304
Chemicals — 0.4%
Hexion US Finance Corp., 6.63%, 4/15/20 (a)		650	679,250
Ineos Finance Plc (a):
8.38%, 2/15/19		285	305,663
7.50%, 5/01/20		430	441,825
			1,426,738
Commercial Banks — 1.3%
CIT Group, Inc., 7.00%, 5/02/17 (a)		400	401,000
VTB Bank OJSC Via VTB Capital SA, 6.88%, 5/29/18		3,940	4,157,527
			4,558,527
Commercial Services & Supplies — 0.2%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		538	557,269
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		1,015	1,091,125
Containers & Packaging — 0.7%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (a)	EUR	400	558,602
7.38%, 10/15/17		300	418,951
GCL Holdings SCA, 9.38%, 4/15/18 (a)		329	389,770
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17		355	498,108
7.75%, 11/15/19		416	589,206
			2,454,637
Diversified Financial Services — 0.5%
Ally Financial, Inc., 2.69%, 12/01/14 (b)	USD	795	754,163
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19		325	339,625
6.88%, 2/15/21		490	504,700
			1,598,488
Diversified Telecommunication Services — 0.2%
ITC Deltacom, Inc., 10.50%, 4/01/16		530	567,100
Energy Equipment & Services — 0.6%
Compagnie Generale de Geophysique - Veritas,
7.75%, 5/15/17		1,795	1,866,800
Health Care Providers & Services — 1.3%
Crown Newco 3 Plc, 7.00%, 2/15/18 (a)	GBP	1,750	2,712,271
HCA, Inc., 6.50%, 2/15/20	USD	1,055	1,128,850
Tenet Healthcare Corp., 6.25%, 11/01/18 (a)		495	514,800
			4,355,921
Hotels, Restaurants & Leisure — 0.3%
MGM Resorts International, 11.13%, 11/15/17		1,050	1,189,125
Household Durables — 0.4%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,135	1,232,184
Berkline/Benchcraft LLC, 4.50%, 11/03/12 (c)(g)		400	—
			1,232,184
Independent Power Producers & Energy Traders — 1.1%
Calpine Corp., 7.25%, 10/15/17 (a)		125	133,437
Energy Future Holdings Corp., 10.00%, 1/15/20		725	789,344
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		2,525	2,786,969
			3,709,750

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Machinery — 1.1%
KION Finance SA, 5.01%, 4/15/18 (a)(b)	EUR	3,000	$3,593,846
UR Financing Escrow Corp., 5.75%, 7/15/18 (a)	USD	210	216,825
			3,810,671
Media — 4.0%
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		501	546,716
Series B, 9.25%, 12/15/17		1,704	1,868,010
Kabel BW Erste Beteiligungs GmbH, 5.13%,
3/15/18 (a)(b)	EUR	2,000	2,667,256
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (a)	GBP	914	1,453,664
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH):
8.13%, 12/01/17	EUR	500	696,598
8.13%, 12/01/17 (a)	USD	2,500	2,681,250
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	1,197	2,073,737
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	1,005	1,410,138
			13,397,369
Metals & Mining — 0.1%
New World Resources NV, 7.88%, 5/01/18		285	377,255
Oil, Gas & Consumable Fuels — 3.1%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)	USD	342	365,085
Everest Acquisition LLC/Everest Acquisition Finance, Inc.,
6.88%, 5/01/19 (a)		440	462,000
Gazprom OAO Via RBS AG, 9.63%, 3/01/13		3,230	3,432,133
KazmunaiGaz Finance Sub BV, 8.38%, 7/02/13		1,500	1,588,110
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (a)		1,600	1,660,000
Petroleos de Venezuela SA, 5.25%, 4/12/17		4,000	3,105,000
			10,612,328
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(h)		545	441,635
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		420	424,200
			865,835
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		235	243,519
Real Estate Management & Development — 0.1%
Realogy Corp., 7.63%, 1/15/20 (a)		445	461,688
Specialty Retail — 0.2%
House of Fraser Funding Plc, 8.88%, 8/15/18 (a)	GBP	349	519,665
Transportation Infrastructure — 0.4%
Aguila 3 SA, 7.88%, 1/31/18 (a)	CHF	1,100	1,266,457
Wireless Telecommunication Services — 2.8%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	1,950	2,052,375
iPCS, Inc., 2.67%, 5/01/13 (b)		1,155	1,120,350
Matterhorn Mobile SA, 6.34%, 5/15/19 (b)	EUR	3,000	4,030,667
Sprint Nextel Corp. (a):
9.00%, 11/15/18	USD	790	869,988
7.00%, 3/01/20		1,460	1,489,200
			9,562,580
Total Corporate Bonds — 21.4%			72,036,199

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.7%
DynCorp International, Term Loan B, 6.25%, 7/07/16		491	490,205
SI Organization, Inc., New Term Loan B, 4.50%, 11/22/16		1,080	1,045,746
Spirit Aerosystems, Inc., Term Loan B, 1.00%, 4/18/19		1,085	1,086,628

Floating Rate Loan Interests (b)		Par (000)	Value
Aerospace & Defense (concluded)
TransDigm, Inc.:
Add-On Term Loan B2, 4.00%, 2/14/17	USD	454	$454,089
Term Loan (First Lien), 4.00%, 2/14/17		1,975	1,974,388
Wesco Aircraft Hardware Corp., Term Loan B,
4.25%, 4/07/17		818	818,729
			5,869,785
Airlines — 0.5%
Delta Air Lines, Inc., Credit New Term Loan B,
5.50%, 4/20/17		1,640	1,641,269
Auto Components — 3.1%
Allison Transmission, Inc., Term Loan B, 2.74%, 8/07/14		2,800	2,790,842
Autoparts Holdings Ltd., First Lien Term Loan,
6.50%, 7/28/17		1,642	1,613,020
Federal-Mogul Corp.:
Term Loan B, 2.18%, 12/29/14		1,706	1,651,255
Term Loan C, 2.18%, 12/28/15		477	461,192
The Goodyear Tire & Rubber Co., Term Loan
(Second Lien), 1.00%, 4/30/19		1,785	1,759,332
GPX International Tire Corp. (c)(g):
14.00%, 3/30/12		4	0.00
12.25%, 3/31/12		274	0.00
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		1,200	1,203,852
UCI International, Inc., Term Loan, 5.50%, 7/26/17		938	941,061
			10,420,554
Beverages — 0.0%
Le-Nature’s, Inc, Tranche B Term Loan,
9.50%, 3/01/11 (c)(g)		1,000	100
Biotechnology — 0.5%
Grifols SA, Term Loan B, 4.50%, 6/01/17		1,864	1,863,854
Building Products — 2.7%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		2,061	2,059,903
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17		2,123	2,031,512
Goodman Global, Inc., Initial Term Loan (First Lien),
5.75%, 10/28/16		3,714	3,729,466
Momentive Performance Materials, Inc. (Blitz 06-103
GmbH), Tranche B-2B Term Loan, 3.90%, 5/05/15	EUR	810	1,022,207
United Subcontractors, Inc., Term Loan (First Lien),
4.58%, 6/30/15	USD	196	176,139
			9,019,227
Capital Markets — 1.5%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13		168	165,994
HarbourVest Partners LLC, Term Loan (First Lien),
6.25%, 12/16/16		1,998	2,000,905
Nuveen Investments, Inc.:
(First Lien) Term Loan, 5.74% – 5.97%, 5/12/17		1,773	1,772,939
(First Lien) Extended Term Loan, 5.97%, 5/13/17		750	750,332
Incremental Term Loan, 7.25%, 5/13/17		425	427,019
			5,117,189
Chemicals — 6.6%
American Rock Salt Holdings LLC, Term Loan B,
5.50%, 4/25/17		1,609	1,551,442
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		1,800	1,809,900
Gentek, Inc., Term Loan B, 5.00%, 10/06/15		1,302	1,304,381
Ineos US Finance LLC:
3 Year Term Loan, 5.50%, 4/27/15		235	235,588
5 Year Term Loan, 6.50%, 4/27/18		6,660	6,684,975
MDI Holdings LLC, Tranche C Term Loan,
2.60%, 4/11/14	EUR	1,358	1,776,524
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	1,386	1,355,965
PolyOne Corp., Term Loan, 5.00%, 9/08/17		484	484,997
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term
Loan (First Lien), 3.99%, 7/30/14		2,302	2,244,290
Styron Sarl LLC, Term Loan B, 6.00%, 8/02/17		614	572,185

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	49

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (concluded)
Tronox Worldwide LLC, Term Loan B, 4.25%, 2/08/18	USD	1,705	$1,707,370
Univar, Inc., Term Loan B, 5.00%, 6/30/17		2,351	2,354,077
			22,081,694
Commercial Services & Supplies — 3.7%
ACCO Brands Corp., Term Loan B, 1.00%, 3/08/19		2,185	2,192,276
Altegrity, Inc. (FKA US Investigations Services, Inc.),
Tranche D Term Loan, 7.75%, 2/20/15		1,825	1,827,076
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16		1,455	1,464,943
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/16		2,175	2,181,808
KAR Auction Services, Inc., Term Loan B,
5.00%, 5/19/17		2,184	2,193,064
Synagro Technologies, Inc., Term Loan B,
2.24% – 2.25%, 4/02/14		1,728	1,556,238
Volume Services America, Inc. (FKA Centerplate),
Term Loan B, 10.50% – 11.75%, 9/16/16		1,207	1,209,267
			12,624,672
Communications Equipment — 2.9%
Avaya, Inc.:
Term Loan B1, 3.24%, 10/24/14		1,073	1,053,337
Term Loan B3, 4.99%, 10/26/17		404	390,977
CommScope, Inc., Term Loan B, 4.25%, 1/14/18		1,755	1,754,754
Telesat Canada, Term Loan A, 4.25%, 3/24/17	CAD	6,670	6,532,596
			9,731,664
Construction & Engineering — 0.8%
BakerCorp. International, Inc., Term Loan B,
4.75%, 6/01/18	USD	680	679,863
Safway Services LLC, First Out Tranche Loan,
9.00%, 12/16/17		2,100	2,100,000
			2,779,863
Construction Materials — 1.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		4,745	4,757,622
Consumer Finance — 1.4%
Springleaf Finance Corp. (FKA AGFS Funding Co.),
Term Loan, 5.50%, 5/10/17		5,160	4,888,016
Containers & Packaging — 0.8%
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		1,606	1,622,082
Smurfit Kappa Acquisitions:
Term Loan B4, 4.03% – 4.63%, 6/30/16	EUR	456	603,628
Term Loan C4, 4.22% – 4.74%, 3/31/17		450	599,789
			2,825,499
Diversified Consumer Services — 4.2%
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.24%, 11/20/14	USD	485	449,400
Term Loan, 3.24%, 11/20/14		2,218	2,055,131
Education Management LLC, Term Loan C3,
8.25%, 3/29/18		825	823,193
Laureate Education, Inc., Series A, Extended Term Loan,
5.25%, 8/15/18		4,638	4,576,243
Protection One Alarm Monitoring, Inc., Term Loan,
5.75%, 3/16/19		1,360	1,360,571
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		252	248,719
Term Loan, 2.75% – 2.99%, 7/24/14		2,527	2,497,662
Weight Watchers International, Inc., Term Loan F,
4.00%, 3/12/19		2,315	2,313,820
			14,324,739
Diversified Financial Services — 1.9%
Reynolds Group Holdings, Inc., Term Loan B,
6.75%, 2/09/18	EUR	4,897	6,453,317

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services — 4.3%
Hawaiian Telcom Communications, Inc., Term Loan B,
7.00%, 2/28/17	USD	1,470	$1,465,708
Integra Telecom Holdings, Inc., Term Loan,
9.25%, 4/15/15		1,990	1,906,260
Level 3 Financing, Inc.:
Term Loan B2, 5.75%, 9/03/18		4,600	4,662,100
Term Loan B3, 5.75%, 8/31/18		2,025	2,052,337
Tranche A Term Loan, 2.49% – 2.72%, 3/13/14		2,550	2,530,875
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,908	1,823,317
			14,440,597
Electronic Equipment, Instruments & Components — 1.1%
CDW LLC (FKA CDW Corp.), Extended Term Loan,
4.00%, 7/14/17		2,224	2,183,264
Sensata Technologies Finance Co. LLC, Term Loan,
4.00%, 5/11/18		1,665	1,663,492
			3,846,756
Energy Equipment & Services — 3.4%
CCS Corp.:
Incremental Term Loan, 6.50%, 10/17/14		928	930,959
Term Loan B, 3.24%, 11/14/14		1,796	1,752,735
Dynegy Midwest Generation LLC, Coal Co. Term Loan,
9.25%, 8/04/16		1,139	1,163,485
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		1,448	1,513,785
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		6,070	6,073,627
			11,434,591
Food & Staples Retailing — 2.9%
AB Acquisitions UK Topco 2 Ltd., Facility B1,
3.57%, 7/09/15	GBP	4,525	6,771,700
Iceland Foods Group Ltd., Term Loan B1,
6.52%, 4/13/19		1,000	1,614,331
US Foodservice, Inc., Term Loan B, 2.74%, 7/03/14	USD	1,498	1,472,484
			9,858,515
Food Products — 3.9%
Advance Pierre Foods, Inc.:
Term Loan (First Lien), 7.00%, 9/30/16		1,633	1,639,347
Term Loan (Second Lien), 11.25%, 9/29/17		1,530	1,540,205
Birds Eye Iglo Group Ltd. (Liberator Midco Ltd.),
Term Loan B, 5.62%, 4/30/16	EUR	3,000	3,971,101
Del Monte Corp., Term Loan, 4.50%, 3/08/18	USD	2,596	2,578,046
Michaels Foods Group, Inc., Term Loan B,
4.25%, 2/23/18		312	311,920
Pinnacle Foods Finance LLC:
Term Loan E, 4.75%, 10/17/18		1,384	1,383,088
Solvest Ltd. (Dole):
Tranche B-2 Term Loan, 5.00% – 6.00%, 7/06/18		580	582,292
Tranche C-2 Term Loan, 5.00% – 6.00%, 7/06/18		1,038	1,041,997
			13,047,996
Health Care Equipment & Supplies — 1.9%
Biomet, Inc., Term Loan B, 3.24% – 3.47%, 3/25/15		481	479,238
DJO Finance LLC:
Extended Term Loan B2, 5.24%, 11/01/16		414	413,015
Term Loan B3, 6.25%, 9/15/17		2,785	2,789,345
Hupah Finance Inc., Term Loan B, 6.25%, 1/21/19		960	968,400
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		1,751	1,767,626
			6,417,624
Health Care Providers & Services — 3.4%
CHS/Community Health Systems, Inc., Non-Extended
Delayed Draw Term Loan, 2.49% – 2.74%, 7/25/14		1,126	1,115,583
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		1,186	1,189,753
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		2,200	2,207,031
Emergency Medical Services, Term Loan,
5.25%, 5/25/18		1,710	1,714,525

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
Harden Healthcare LLC:
Term Loan A, 8.50%, 3/02/15	USD	796	$779,845
Tranche A Additional Term Loan, 7.75%, 3/02/15		1,319	1,292,619
inVentiv Health, Inc.:
Incremental Term Loan B-3, 6.75%, 5/15/18		449	425,221
Term Loan B, 6.50%, 8/04/16		1,451	1,368,008
Medpace, Inc., Term Loan, 6.50% – 7.25%, 6/16/17		1,489	1,444,087
			11,536,672
Health Care Technology — 1.3%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		1,489	1,492,645
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		1,751	1,785,625
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		970	974,575
			4,252,845
Hotels, Restaurants & Leisure — 6.1%
Alpha D2 Ltd., Term Loan B, 5.75%, 4/19/17		390	392,340
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18		1,543	1,548,327
Boyd Gaming Corp., Incremental Term Loan,
6.00%, 12/17/15		1,047	1,056,098
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16		1,378	1,413,986
Term Loan B1, 3.24%, 1/28/15		738	700,650
Term Loan B3, 3.24%, 1/28/15		4,862	4,614,818
DineEquity, Inc., Term Loan B, 4.25%, 10/19/17		75	75,122
Dunkin’ Brands, Inc., Term Loan B, 4.00%, 11/23/17		2,090	2,092,469
OSI Restaurant Partners LLC:
Revolver, 2.54% – 2.72%, 6/14/13		38	37,569
Term Loan B, 2.56%, 6/14/14		59	58,276
SeaWorld Parks & Entertainment, Inc., Term Loan B,
4.00%, 8/17/17		1,174	1,174,444
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 4.25%, 12/20/18		1,885	1,887,620
Station Casinos, Inc., Term Loan B1, 3.24%, 6/17/16		1,191	1,109,256
Twin River Worldwide Holdings, Inc., Term Loan,
8.50%, 11/05/15		1,254	1,257,935
Wendy’s / Arby’s Restaurants LLC, Term Loan B,
4.75%, 5/03/19		3,180	3,195,900
			20,614,810
Household Durables — 0.0%
Berkline/Benchcraft LLC, Term Loan B,
14.00%, 11/03/13 (c)(g)		159	40,490
Household Products — 0.5%
Prestige Brands, Inc., Term Loan,
5.25% – 6.25%, 1/31/19		1,650	1,659,490
Independent Power Producers & Energy Traders — 0.6%
AES Corp., Term Loan, 4.25%, 6/01/18		1,931	1,932,102
Industrial Conglomerates — 1.7%
Schrader International, Term Loan B, 5.75%, 4/20/18		620	612,250
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		673	675,205
Term Loan, 3.72% – 3.78%, 12/03/14		4,362	4,316,262
			5,603,717
Insurance — 0.7%
Asurion LLC, Term Loan (First Lien), 5.50%, 5/24/18		801	801,462
CNO Financial Group, Inc., Term Loan B, 6.25%, 9/30/16		1,557	1,562,746
			2,364,208
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		1,206	1,205,291
IT Services — 4.4%
Ceridian Corp., Term Loan, 3.24%, 11/10/14		1,805	1,725,725
First Data Corp.:
Extended Term Loan B, 4.24%, 3/23/18		7,440	6,780,695
Term Loan B-1, 2.99%, 9/24/14		1,161	1,110,181
Term Loan B-3, 2.99%, 9/24/14		281	268,532

Floating Rate Loan Interests (b)		Par (000)	Value
IT Services (concluded)
Infogroup Inc., Term Loan, 5.75%, 5/25/18	USD	442	$400,050
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		332	333,599
NeuStar, Inc., Term Loan B, 5.00%, 11/08/18		1,095	1,102,249
SunGard Data Systems, Inc. (Solar Capital Corp.),
Tranche B Term Loan, 3.86% – 4.15%, 2/26/16		271	271,656
TransUnion LLC, Term Loan B, 4.75%, 2/12/18		2,831	2,857,649
			14,850,336
Leisure Equipment & Products — 0.5%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/20/13		560	569,128
Freedom Group, Inc., Term Loan, 5.50%, 4/12/19		1,080	1,088,100
			1,657,228
Machinery — 1.5%
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		823	828,492
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	353	465,226
Term Loan B, 5.50%, 4/28/17	USD	1,593	1,603,101
Tomkins LLC, Term Loan B, 4.25%, 9/23/16		1,999	2,004,908
			4,901,727
Media — 19.8%
Acosta, Inc., Term Loan, 4.75%, 3/01/18		627	626,416
Affinion Group, Inc., Term Loan B, 5.00%, 10/10/16		1,479	1,404,309
AMC Entertainment, Inc., Term Loan B3, 4.25%, 2/22/18		848	845,230
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,787	1,780,551
Atlantic Broadband Finance LLC, Term Loan (First Lien),
5.25%, 4/03/19		970	973,638
Bresnan Telecommunications Co. LLC, Term Loan,
4.50%, 12/14/17		1,550	1,551,200
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		1,286	1,298,477
Catalina Marketing Corp., Extended Term Loan B,
5.74%, 12/13/17		1,440	1,420,123
Cengage Learning Acquisitions, Inc. (FKA Thomson
Learning):
Term Loan, 2.49%, 7/03/14		623	569,141
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,115	1,071,065
Cequel Communications LLC, Term Loan B,
4.00%, 2/11/19		1,345	1,330,608
Charter Communications Operating LLC:
Term Loan C, 3.72%, 9/06/16		485	484,671
Term Loan D, 4.00%, 4/26/19		189	188,074
Clarke American Corp., Term Facility B,
2.74% – 2.97%, 6/30/14		320	306,816
Clear Channel Communications, Inc.:
Term Loan B, 3.89%, 1/28/16		2,850	2,296,724
Term Loan C, 3.89%, 1/28/16		413	322,773
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/18		1,495	1,506,149
EMI Music Publishing Ltd., Term Loan B,
6.00%, 11/14/17		1,215	1,221,840
Gray Television, Inc., Term Loan B, 3.74%, 12/31/14		1,471	1,460,703
HMH Publishing Co. Ltd., Tranche A Term Loan,
6.49%, 6/12/14		1,854	1,109,045
Hubbard Broadcasting, Inc., Term Loan B (Second Lien),
5.25%, 4/28/17		1,022	1,026,673
Intelsat Jackson Holdings SA (FKA Intelsat Jackson
Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18	10,148		10,195,092
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		3,589	3,590,437
Kabel Deutschland GmbH:
Term Loan A1, 3.90%, 3/31/14	EUR	3,043	4,014,069
Term Loan D, 4.40%, 12/13/16		1,000	1,325,501
Term Loan E, 3.65%, 6/15/18		4,000	5,276,958
Term Loan F, 4.25%, 2/01/19	USD	1,695	1,692,881
Knology, Inc., Term Loan B, 4.00%, 8/18/17		412	411,874
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG):
Term Loan B, 3.68%, 3/06/15	EUR	304	345,010
Term Loan C, 4.06%, 3/04/16		608	694,042

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	51

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
Liberty Cablevision of Puerto Rico Ltd., Term Loan B,
2.47%, 6/13/14	USD	1,429	$1,405,533
LIN Television Corp., Term Loan B, 5.00%, 12/21/18		868	870,715
Newsday LLC, Fixed Rate Term Loan:
6.72%, 8/01/13		1,250	1,255,212
10.50%, 8/01/13		1,500	1,538,445
Nielsen Finance LLC, Class B Dollar Term Loan,
3.99%, 5/02/16		1,706	1,713,317
Serpering Investments BV (Casema NV), Term Loan B,
3.40%, 3/31/17	EUR	619	817,086
Sinclair Television Group, Inc., Tranche B Term Loan,
4.00%, 10/28/16	USD	1,408	1,408,311
Univision Communications, Inc., Extended First Lien
Term Loan, 4.49%, 3/31/17		2,467	2,303,636
UPC Broadband Holding BV, Term Loan U,
4.42%, 12/29/17	EUR	775	1,006,216
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	680	681,489
Term Loan T, 3.74%, 12/30/16		195	194,025
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		529	529,519
Weather Channel, Term Loan B, 4.25%, 2/13/17		2,556	2,562,018
			66,625,612
Metals & Mining — 2.4%
Novelis, Inc.:
Incremental Term Loan B2, 4.00%, 3/10/17		392	391,692
Term Loan, 4.00%, 3/10/17		3,288	3,285,493
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		844	843,626
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		3,416	3,410,114
			7,930,925
Multiline Retail — 2.0%
99 Cents Only Stores, Term Loan B,
6.25% – 7.00%, 1/11/19		1,312	1,311,712
HEMA Holding BV:
Second Lien Term Loan, 5.77%, 1/05/17	EUR	3,800	4,258,802
Term Loan B, 2.42%, 7/06/16		169	211,783
Term Loan C, 3.17%, 7/05/15		169	210,663
The Neiman Marcus Group, Inc., Term Loan,
4.75%, 5/16/18	USD	750	750,157
			6,743,117
Oil, Gas & Consumable Fuels — 1.9%
EP Energy Corp., Term Loan B, 6.50%, 4/10/18		935	944,546
EquiPower Resources Holdings LLC, Term Loan B,
5.75%, 1/26/18		1,903	1,776,333
Gibson Energy, Inc., Term Loan B, 5.75%, 6/15/18		2,184	2,189,876
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,460	1,470,554
			6,381,309
Paper & Forest Products — 0.2%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		550	554,356
Verso Paper Finance Holdings LLC, Term Loan with
PIK option, 6.79% – 7.54%, 2/01/13 (h)		426	213,049
			767,405
Pharmaceuticals — 3.8%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		2,666	2,636,255
Endo Pharmaceuticals Holdings, Inc., Term Loan B,
4.00%, 6/18/18		433	433,954
Pharmaceutical Product Development, Inc., Term Loan B,
6.25%, 12/05/18		3,012	3,041,309
Quintiles Transnational Corp., Term Loan B,
5.00%, 6/08/18		1,310	1,310,506
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		1,090	1,093,408
Taminco Global Chemical Corp., New Term Loan,
6.25%, 2/15/19		675	679,955

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals (concluded)
Valeant Pharmaceuticals International, Add-On
Term Loan B, 3.75%, 2/08/19	USD	2,355	$2,343,225
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		769	770,210
Term Loan B-2, 4.25%, 3/15/18		385	385,105
			12,693,927
Professional Services — 0.5%
Emdeon, Inc., Term Loan B, 6.75%, 11/02/18		1,680	1,694,591
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		2,783	2,778,434
Term Loan A2, 7.00%, 6/30/14		95	95,000
			2,873,434
Real Estate Management & Development — 1.4%
Realogy Corp.:
Extended Synthetic Letter of Credit, 3.24%, 10/10/13		68	64,712
Extended Synthetic Letter of Credit, 4.49%, 10/10/16		306	284,881
Extended Term Loan, 4.49%, 10/10/16		4,582	4,259,588
			4,609,181
Road & Rail — 1.4%
Avis Budget Car Rental LLC, Incremental Term Loan,
6.25%, 9/21/18		638	642,800
RAC Ltd., Term Loan B, 5.38% – 5.78%, 7/30/18	GBP	1,356	2,168,374
RailAmerica, Inc., Term Loan B, 4.00%, 3/01/19	USD	1,180	1,180,366
Road Infrastructure Investment LLC, Term Loan B,
5.47%, 3/30/18		625	623,831
			4,615,371
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor, Inc., Extended Term Loan B,
4.49%, 12/01/16		796	779,627
NXP BV, Term Loan A-2, 5.50%, 3/03/17		1,130	1,130,023
			1,909,650
Software — 2.1%
Bankruptcy Management Solutions, Inc.:
Term Loan (First Lien), 7.50%, 8/20/14		719	269,798
Term Loan (Second Lien), 8.30%, 8/20/15		268	7,361
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		449	445,284
Lawson Software, Term Loan B, 6.25%, 4/05/18		4,750	4,809,375
Sophia LP, Term Loan B, 6.25%, 7/19/18		1,100	1,116,500
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		339	339,876
			6,988,194
Specialty Retail — 4.5%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,895	1,912,345
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		1,491	1,492,781
Burlington Coat Factory Warehouse Corp., Term Loan B,
6.25%, 2/23/17		1,022	1,021,520
Claire’s Stores, Inc., Term Loan B,
2.99% – 3.30%, 5/29/14		440	419,105
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		1,990	1,994,259
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		243	233,569
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		591	589,768
Michaels Stores, Inc.:
Extended Term Loan B3, 5.00%, 7/29/16		820	824,050
Term Loan B2, 5.00%, 7/29/16		780	784,095
Petco Animal Supplies, Inc., Term Loan B,
4.50%, 11/24/17		2,008	2,008,657
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		496	485,496
Term Loan, 6.00%, 5/25/18		510	497,887
Term Loan B1, 6.00%, 9/01/16		1,065	1,063,927
The Yankee Candle Co., Term Loan B, 5.25%, 4/02/19		1,665	1,675,107
			15,002,566

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	APRIL 30, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.9%
Ascend Performance Materials LLC, 6.75%, 4/10/18	USD	2,430	$2,398,604
Phillips-Van Heusen Corp., Term Loan B,
3.75%, 5/06/16	EUR	544	716,400
			3,115,004
Wireless Telecommunication Services — 1.9%
Crown Castle International Corp., Term Loan B,
4.00%, 1/31/19	USD	1,679	1,678,710
MetroPCS Wireless, Inc., Term Loan B-3,
4.00%, 3/16/18		1,057	1,045,771
Vodafone Americas Finance 2, Inc. (h):
Term Loan, 6.88%, 8/11/15		2,647	2,686,857
Term Loan B, 6.25%, 7/11/16		825	833,250
			6,244,588
Total Floating Rate Loan Interests — 116.5%			392,258,933

Foreign Agency Obligations
Argentina Bonos:
0.79%, 8/03/12 (b)		1,250	1,221,000
7.00%, 10/03/15		2,000	1,785,834
Colombia Government International Bond,
4.02%, 3/17/13 (b)		240	243,600
Uruguay Government International Bond,
6.88%, 1/19/16	EUR	950	1,441,741
Total Foreign Agency Obligations — 1.4%			4,692,175

Other Interests (i)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow (c)	USD	500	3,750
Diversified Financial Services — 0.3%
JG Wentworth LLC Preferred Equity Interests (c)		1	1,176,896
Hotels, Restaurants & Leisure — 0.0%
Wembley Contigent (c)		2	7,500
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (c)		2	—
Total Other Interests — 0.3%			1,188,146

Warrants (j)		Shares
Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)		166	—
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)		3	—
(Expires 9/30/14)		19	1
			1
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		251	—
HMH Holdings/EduMedia (Expires 3/09/17)		21,894	—
			—
Total Warrants — 0.0%			1
Total Long-Term Investments
(Cost — $490,017,626) — 144.2%			485,659,463

Options Purchased	Contracts	Value
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86,
Expires 12/21/19, Broker Goldman Sachs Bank USA	26	—
Total Options Purchased
(Cost — $25,422) — 0.0%		—
Total Investments — 144.2%		$485,659,463
Liabilities in Excess of Other Assets — (44.2)%		(148,839,402)
Net Assets — 100.0%		$336,820,061

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Restricted security as to resale. As of report date the Fund held 0.8% of its net assets, with a current value of $2,665,086 in this security.
(e)	Convertible security.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Issuer filed for bankruptcy and/or is in default of interest payments.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,071,567	(1,071,567)	—	$825

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of April 30, 2012 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	321,627	CAD	316,000	Citibank NA	7/18/12	$2,291
USD	6,068,072	CAD	5,975,000	UBS AG	7/18/12	30,016
USD	1,149,852	CHF	1,055,000	JPMorgan Chase
				Securities, Inc.	7/18/12	(13,693)
USD	15,401,243	GBP	9,647,000	UBS AG	7/18/12	(247,493)
USD	52,981,500	EUR	40,137,500	Citibank NA	7/25/12	(172,940)
Total						$(401,819)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	53

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Trust (BGT)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 —unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed Securities	—	$3,574,917	$8,108,357	$11,683,274
Common Stocks	$149,238	3,297,944	353,553	3,800,735
Corporate Bonds	—	72,036,199	—	72,036,199
Floating Rate
Loan Interests	—	366,084,386	26,174,547	392,258,933
Foreign Agency
Obligations	—	1,685,341	3,006,834	4,692,175
Other Interests	—	—	1,188,146	1,188,146
Warrants	—	—	1	1
Unfunded Loan
Commitments	—	646	—	646
Total	$149,238	$446,679,433	$38,831,438	$485,660,109

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange contracts	—	$32,307	—	$32,307
Liabilities:
Foreign currency
exchange contracts	—	(434,126)	—	(434,126)
Total	—	$(401,819)	—	$(401,819)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Foreign Agency Obligations	Other Interests	Warrants	Total
Assets:
Balance, as of October 31, 2011	$6,561,220	$234,634	$32,466,825	$2,961,954	$1,281,000	$227	$43,505,860
Accrued discounts/ premiums	57,074	—	73,173	77,415	—	—	207,662
Net realized gain (loss)	(35,410)	—	(781,119)	—	182	—	(816,347)
Net change in unrealized appreciation/ depreciation[2]	553,892	(221,641)	584,266	(32,535)	(92,854)	(226)	790,902
Purchases	2,717,831	—	2,121,822	—	—	—	4,839,653
Sales	(1,746,250)	—	(5,739,826)	—	(182)	—	(7,486,258)
Transfers in3	—	340,560	8,720,586	—	—	—	9,061,146
Transfers out[3]	—	—	(11,271,180)	—	—	—	(11,271,180)
Balance, as of April 30, 2012	$8,108,357	$353,553	$26,174,547	$3,006,834	$1,188,146	$1	$38,831,438

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at April 30, 2012 was $(266,753).
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Assets and Liabilities

April 30, 2012 (Unaudited)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]
Assets

Investments at value — unaffiliated[2]	$152,043,139	$647,454,359	$301,004,063	$1,017,190,151	$485,659,463
Investments at value — affiliated[3]	621,268	1,908,035	841,364	2,310,288	—
Cash	35,000	174,001	83,578	232,893	292,928
Cash pledged as collateral for financial futures contracts	282,000	940,000	351,000	1,163,940	—
Interest receivable	2,275,203	9,511,089	4,260,680	14,835,086	2,891,359
Investments sold receivable	101,623	425,940	207,860	705,054	10,839,624
Foreign currency at value[4]	126,272	126,089	475	45	7,003,431
Cash pledged as collateral for swaps	100,000	830,000	891,000	5,590,000	—
Swaps premiums paid	36,894	156,478	196,650	181,551	—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	32,307
Unrealized appreciation on swaps	35,723	156,672	88,510	257,441	—
Unrealized appreciation on unfunded loan commitments	—	—	—	—	646
Swaps receivable	10,226	43,850	20,372	88,109	—
Dividends receivable	8,925	38,325	20,475	63,700	—
Prepaid expenses	8,959	24,083	29,952	47,525	44,781
Total assets	155,685,232	661,788,921	307,995,979	1,042,665,783	506,764,539

Liabilities

Reverse repurchase agreements	42,901,352	179,538,212	73,924,855	282,005,383	—
Loan payable	—	—	—	—	135,000,000
Investments purchased payable	304,826	1,297,882	630,765	2,156,391	33,660,194
Options written at value[5]	48,027	194,294	1,106,321	3,766,493	—
Unrealized depreciation on swaps	361,742	1,546,453	567,441	2,138,666	—
Swaps premiums received	180,868	785,107	402,562	1,240,593	—
Swaps payable	101,555	448,473	219,982	1,121,746	—
Investment advisory fees payable	75,851	320,961	162,212	549,235	253,182
Cash held as collateral for reverse repurchase agreements	—	772,000	—	628,057	—
Officer’s and Directors’ fees payable	3,423	120,293	61,387	180,953	130,790
Unrealized depreciation on foreign currency exchange contracts	1,070	2,375	—	—	434,126
Income dividends payable	27,097	104,943	31,877	229,294	—
Interest expense payable	10,355	66,119	27,432	92,355	170,389
Variation margin payable	16,024	62,370	22,978	82,301	—
Deferred income	—	—	—	—	8,037
Other accrued expenses payable	17,370	2,405	115,743	158,816	287,760
Total liabilities	44,049,560	185,261,887	77,273,555	294,350,283	169,944,478
Net Assets	$111,635,672	$476,527,034	$230,722,424	$748,315,500	$336,820,061

Net Assets Consist of

Paid-in capital[6,7,8]	$235,477,660	$937,350,272	$422,218,171	$1,123,084,063	$428,717,100
Undistributed net investment income	503,915	3,182,458	905,399	1,356,154	1,844,623
Accumulated net realized loss	(132,342,917)	(493,636,691)	(201,589,952)	(406,266,387)	(88,803,323)
Net unrealized appreciation/depreciation	7,997,014	29,630,995	9,188,806	30,141,670	(4,938,339)
Net Assets	$111,635,672	$476,527,034	$230,722,424	$748,315,500	$336,820,061
Net asset value	$10.83	$11.68	$12.49	$14.44	$14.26
[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$143,519,809	$615,607,941	$290,605,124	$982,234,934	$490,043,048
[3] Investments at cost — affiliated	$621,268	$1,908,035	$841,364	$2,310,288	—
[4] Foreign currency at cost	$125,225	$125,042	$459	$43	$7,043,489
[5] Premiums received	$66,010	$267,430	$764,470	$2,606,390	—
[6] Common shares par value per share	$0.100	$0.100	$0.001	$0.001	$0.001
[7] Common shares outstanding	10,311,941	40,807,418	18,467,785	51,828,157	23,623,502
[8] Common shares authorized	199,994,540	199,978,000	unlimited	unlimited	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	55

Statements of Operations

Six Months Ended April 30, 2012 (Unaudited)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]
Investment Income

Interest	$4,166,335	$18,078,167	$8,322,992	$27,650,433	$13,530,755
Dividends — unaffiliated	165,568	237,548	71,706	1,092,243	34,819
Income — affiliated	926	5,983	3,402	8,943	4,826
Facility and other fees	—	—	—	—	14,869
Total income	4,332,829	18,321,698	8,398,100	28,751,619	13,585,269

Expenses

Investment advisory	464,762	1,958,737	983,125	3,319,108	1,639,638
Professional	35,930	65,858	39,180	90,610	67,546
Accounting Services	23,002	49,782	32,876	61,804	28,212
Custodian	11,066	28,404	15,594	34,162	78,302
Borrowing costs[2]	—	—	—	—	174,754
Printing	7,568	22,002	28,480	70,336	21,734
Officer and Directors	7,084	19,222	10,486	24,740	12,468
Transfer agent	13,578	19,176	6,168	5,936	6,180
Registration	4,724	7,090	4,696	8,996	4,728
Miscellaneous	14,340	34,511	17,874	37,762	34,100
Total expenses excluding interest expense	582,054	2,204,782	1,138,479	3,653,454	2,067,662
Interest expense	87,253	350,497	143,528	461,626	522,570
Total expenses	669,307	2,555,279	1,282,007	4,115,080	2,590,232
Less fees waived by advisor	(491)	(1,276)	(772)	(1,945)	(109,701)
Total expenses after fees waived	668,816	2,554,003	1,281,235	4,113,135	2,480,531
Net investment income	3,664,013	15,767,695	7,116,865	24,638,484	11,104,738

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	1,863,917	7,334,532	3,314,200	11,207,494	(395,099)
Financial futures contracts	(358,576)	(1,388,225)	(497,124)	(1,600,523)	—
Foreign currency transactions	(2,140)	(12,771)	—	—	1,819,350
Option written	145,144	618,151	290,100	1,003,630	—
Swaps	(640,687)	(2,751,575)	(1,247,611)	(3,920,391)	—
	1,007,658	3,800,112	1,859,565	6,690,210	1,424,251
Net change in unrealized appreciation/depreciation on:
Investments	2,368,239	12,387,567	5,653,576	19,091,940	9,124,638
Financial futures contracts	(340,848)	(1,407,481)	(459,337)	(1,926,895)	—
Foreign currency transactions	3,806	14,000	(22)	(2)	119,373
Option written	146,292	622,013	215,897	800,104	—
Swaps	227,636	999,921	396,504	991,889	—
Unfunded loan commitments	—	—	—	—	646
	2,405,125	12,616,020	5,806,618	18,957,036	9,244,657
Total realized and unrealized gain	3,412,783	16,416,132	7,666,183	25,647,246	10,668,908
Net Increase in Net Assets Resulting from Operations	$7,076,796	$32,183,827	$14,783,048	$50,285,730	$21,773,646

[1]	Consolidated Statement of Operations.
[2]	See Note 6 of the Notes to the Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust I, Inc. (PSW)		BlackRock Credit Allocation Income Trust II, Inc. (PSY)

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income	$3,664,013	$7,124,109	$15,767,695	$29,691,133
Net realized gain (loss)	1,007,658	(2,345,593)	3,800,112	(12,706,661)
Net change in unrealized appreciation/depreciation	2,405,125	(690,779)	12,616,020	(3,271,622)
Dividends to Preferred Shareholders from net investment income	—	(61,138)	—	(506,078)
Net increase in net assets applicable to Common Shareholders resulting from operations	7,076,796	4,026,599	32,183,827	13,206,772

Dividends to Common Shareholders From
Net investment income	(3,970,261)	(6,305,752)	(14,935,515)	(26,912,492)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,106,535	(2,279,153)	17,248,312	(13,705,720)
Beginning of period	108,529,137	110,808,290	459,278,722	472,984,442
End of period	$111,635,672	$108,529,137	$476,527,034	$459,278,722
Undistributed net investment income	$503,915	$810,163	$3,182,458	$2,350,278

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	57

Statements of Changes in Net Assets (continued)

	BlackRock Credit Allocation Income Trust III (BPP)		BlackRock Credit Allocation Income Trust IV (BTZ)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income	$7,116,865	$13,010,8514	$24,638,484	$45,515,474
Net realized gain (loss)	1,859,565	(3,054,857)	6,690,210	(10,984,247)
Net change in unrealized appreciation/depreciation	5,806,618	(3,755,447)	18,957,036	(17,087,131)
Dividends to Preferred Shareholders from net investment income	—	(23,469)	—	(646,135)
Net increase in net assets applicable to Common Shareholders resulting from operations	14,783,048	6,177,078	50,285,730	16,797,961

Dividends to Common Shareholders From
Net investment income	(6,999,291)	(12,336,480)	(24,307,405)	(43,820,706)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	7,783,757	(6,159,402)	25,978,325	(27,022,745)
Beginning of period	222,938,667	229,098,069	722,337,175	749,359,920
End of period	$230,722,424	$222,938,667	$748,315,500	$722,337,175
Undistributed net investment income	$905,399	$787,825	$1,356,154	$1,025,075

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets (concluded)

	BlackRock Floating Rate Income Trust (BGT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended April 30, 2012 (Unaudited)[1]	Year Ended October 31, 2011
Operations
Net investment income	$11,104,738	$23,584,991
Net realized gain (loss)	1,424,251	(3,466,879)
Net change in unrealized appreciation/depreciation	9,244,657	(6,557,897)
Dividends to Preferred Shareholders from net investment income	—	(90,614)
Net increase in net assets applicable to Common Shareholders resulting from operations	21,773,646	13,469,601

Dividends to Common Shareholders From
Net investment income	(14,879,572)	(25,653,072)

Capital Share Transactions
Reinvestment of common dividends	95,382	577,941

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	6,989,456	(11,605,530)
Beginning of period	329,830,605	341,436,135
End of period	$336,820,061	$329,830,605
Undistributed net investment income	$1,844,623	$5,628,436

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	59

Statements of Cash Flows

Six Months Ended April 30, 2012 (Unaudited)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]
Cash Provided by Operating Activities

Net increase in net assets resulting from operations	$7,076,796	$32,183,827	$14,783,048	$50,285,730	$21,773,646
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	84,470	803,325	302,160	1,171,053	(1,278,018)
Decrease in swap receivable	3,382	18,342	40,709	125,061	—
Decrease in other assets	456	89,507	51,943	138,860	106,808
(Increase) decrease in prepaid expenses	(2,343)	(8,239)	(7,047)	13,906	9,242
(Increase) decrease in dividends receivable	(6,925)	(37,989)	(20,250)	(63,183)	418
Decrease in cash pledged as collateral for reverse repurchase agreements	—	—	—	690,000	—
Decrease in cash pledged as collateral for financial futures contracts	235,000	1,306,000	454,000	1,226,000	—
(Increase) decrease in cash pledged as collateral for swaps	500,000	440,000	(891,000)	(240,000)	—
Decrease in investment advisory fees payable	(4,521)	(14,848)	(5,805)	(18,126)	(25,201)
Increase (decrease) in interest expense and fees payable	(21,820)	(77,317)	(42,481)	(269,587)	71,999
Increase (decrease) in cash held as collateral for reverse repurchase agreements	—	772,000	(325,000)	(219,943)	—
Decrease in cash held as collateral for swaps	—	—	—	(700,000)	—
Decrease in other accrued expenses payable	(40,100)	(128,994)	(63,460)	(183,910)	(132,283)
Decrease in variation margin payable	(271,272)	(1,191,185)	(360,288)	(1,125,876)	—
Increase in swaps payable	68,897	312,970	147,120	881,672	—
Increase in Officer’s and Directors’ fees payable	2,885	29,965	2,942	27,348	21,591
Increase in deferred income	—	—	—	—	8,037
Net periodic and termination payments of swaps	(347,541)	(1,527,833)	(639,005)	(1,946,023)	—
Net realized and unrealized gain (loss) on investments	(4,071,222)	(19,142,036)	(8,545,052)	(28,865,368)	(8,876,838)
Amortization of premium and accretion of discount on investments	222,208	862,780	396,827	1,375,288	(1,174,334)
Premiums received from options written	434,317	1,863,276	717,641	2,460,786	—
Proceeds from sales of long-term investments	38,815,381	156,146,423	71,668,850	252,883,626	131,136,093
Purchases of long-term investments	(28,996,127)	(122,091,527)	(54,912,795)	(204,801,909)	(133,477,248)
Net proceeds from sales (purchases) of short-term securities	741,664	(1,502,327)	1,618,550	1,512,820	1,071,567
Premiums paid on closing options written	(352,762)	(1,532,095)	(514,470)	(1,774,467)	—
Cash provided by operating activities	14,070,823	47,574,025	23,857,137	72,583,758	9,235,479

Cash Used for Financing Activities

Cash receipts from borrowings	18,287,678	66,934,655	29,924,946	92,652,422	106,000,000
Cash payments on borrowings	(28,281,507)	(99,469,580)	(46,764,354)	(141,351,227)	(93,000,000)
Cash dividends paid to Common Shareholders	(3,970,526)	(14,955,087)	(7,004,151)	(24,304,896)	(14,831,651)
Decrease in custodian bank payable	—	—	—	—	(67,411)
Cash used for financing activities	(13,964,355)	(47,490,012)	(23,843,559)	(73,003,701)	(1,899,062)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	2,807	7,798	(22)	(2)	(40,058)

Cash and Foreign Currency

Net increase (decrease) in cash and foreign currency	109,275	91,811	13,556	(419,945)	7,296,359
Cash and foreign currency at beginning of period	51,997	208,279	70,497	652,883	—
Cash and foreign currency at end of period	$161,272	$300,090	$84,053	$232,938	$7,296,359

Cash Flow Information

Cash paid during the year for interest	$109,073	$427,814	$186,009	$731,213	$450,571

Noncash Financing Activities

Capital shares issued in reinvestment of dividends	—	—	—	—	$95,382

[1]	Consolidated Statement of Cash Flows.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31,
		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.52	$10.75	$9.31	$7.43	$19.54	$22.25
Net investment income[1]	0.35	0.69	0.63	0.86	1.70	2.01
Net realized and unrealized gain (loss)	0.35	(0.30)	1.58	2.06	(12.06)	(2.41)
Dividends to Preferred Shareholders from net investment income	—	(0.01)	(0.06)	(0.08)	(0.48)	(0.71)
Net increase (decrease) from investment operations	0.70	0.38	2.15	2.84	(10.84)	(1.11)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.39)	(0.61)	(0.62)	(0.83)	(1.22)	(1.18)
Tax return of capital	—	—	(0.09)	(0.13)	(0.05)	(0.42)
Total dividends and distributions	(0.39)	(0.61)	(0.71)	(0.96)	(1.27)	(1.60)
Net asset value, end of period	$10.83	$10.52	$10.75	$9.31	$7.43	$19.54
Market price, end of period	$10.08	$9.25	$9.67	$8.24	$7.00	$17.29

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	7.14%[3]	4.55%	24.77%[4]	46.46%	(58.09)%	(5.03)%
Based on market price	13.41%[3]	2.20%	26.81%	37.59%	(55.38)%	(12.05)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.24%[6]	1.14%	1.16%	1.61%	2.00%	1.32%
Total expenses after fees waived and paid indirectly[5]	1.24%[6]	1.14%	1.14%	1.59%	2.00%	1.32%
Total expenses after fees waived and paid indirectly and
excluding interest expense[5]	1.08%[6]	1.02%	1.13%	1.44%	1.48%	1.29%
Net investment income[5]	6.79%[6]	6.56%	6.28%	12.45%	10.79%	9.38%
Dividends to Preferred Shareholders	—	0.06%	0.59%	1.09%	3.03%	3.29%
Net investment income to Common Shareholders	6.79%[6]	6.50%	5.69%	11.36%	7.76%	6.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$111,636	$108,529	$110,808	$96,048	$76,430	$201,155
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	—	—	$40,250	$40,250	$68,250	$136,500
Borrowings outstanding, end of period (000)	$42,901	$53,268	$6,083	$4,972	$4,024	$590
Average borrowings outstanding during the period (000)	$47,208	$34,952	$5,269	$5,321	$25,692	$2,690
Portfolio turnover	19%	53%	66%	36%	119%	88%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	—	—	$93,831	$84,663	$53,009	$61,846
Asset coverage, end of period per $1,000	$3,602	$3,037	—	—	—	—

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Includes proceeds from a settlement of litigation which impacted the Fund. Not including these proceeds the Fund’s total return would have been 24.54%.
[5]	Do not reflect the effect of dividends to Preferred Shareholders.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	61

Financial Highlights	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.25	$11.59	$10.03	$7.96	$19.93	$22.36
Net investment income[1]	0.39	0.73	0.72	1.11	1.73	2.02
Net realized and unrealized gain (loss)	0.41	(0.40)	1.74	2.17	(11.84)	(2.35)
Dividends to Preferred Shareholders from net investment income	—	(0.01)	(0.06)	(0.09)	(0.49)	(0.73)
Net increase (decrease) from investment operations	0.80	0.32	2.40	3.19	(10.60)	(1.06)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.37)	(0.66)	(0.71)	(1.12)	(1.15)	(1.16)
Tax return of capital	—	—	(0.13)	(0.00)[2]	(0.22)	(0.21)
Total dividends and distributions	(0.37)	(0.66)	(0.84)	(1.12)	(1.37)	(1.37)
Net asset value, end of period	$11.68	$11.25	$11.59	$10.03	$7.96	$19.93
Market price, end of period	$10.79	$9.74	$10.39	$8.90	$8.10	$16.94

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	7.57%[4]	3.71%	25.70%[5]	48.36%	(55.71)%	(4.35)%
Based on market price	14.78%[4]	0.16%	26.99%	29.37%	(46.97)%	(9.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.11%[7]	1.12%	1.04%	1.41%	1.90%	1.27%
Total expenses after fees waived and paid indirectly[6]	1.11%[7]	1.12%	1.03%	1.41%	1.90%	1.27%
Total expenses after fees waived and paid indirectly and excluding interest expense[6]	0.96%[7]	1.01%	1.02%	1.33%	1.40%	1.23%
Net investment income[6]	6.87%[7]	6.42%	6.66%	15.05%	10.71%	9.29%
Dividends to Preferred Shareholders	—	0.11%	0.58%	1.19%	3.04%	3.34%
Net investment income to Common Shareholders	6.87%[7]	6.31%	6.08%	13.86%	7.67%	5.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$476,527	$459,279	$472,984	$409,293	$323,132	$809,411
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	—	—	$169,025	$169,025	$275,000	$550,000
Borrowings outstanding, end of period (000)	$179,538	$213,033	$4,020	$9,511	$54,369	—
Average borrowings outstanding during the period (000)	$194,349	$137,824	$13,407	$15,842	$94,908	$14,375
Portfolio turnover	19%	50%	73%	16%	120%	81%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	—	—	$94,968	$85,547	$54,408	$61,817
Asset coverage, end of year per $1,000	$3,654	$3,156	—	—	—	—

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds from a settlement of litigation which impacted the Fund. Not including these proceeds the Fund’s total return would have been 25.37%.
[6]	Do not reflect the effect of dividends to Preferred Shareholders.
[7]	Annualized.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Credit Allocation Income Trust III (BPP)

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31,			Period January 1, 2008 to October 31, 2008	Year Ended December 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.07	$12.41	$11.05	$8.77	$19.47	$24.52	$24.43
Net investment income	0.38 [1]	0.70 [1]	0.73 [1]	1.09 [1]	1.48 [1]	2.05	2.05
Net realized and unrealized gain (loss)	0.42	(0.37)	1.48	2.40	(10.74)	(4.72)	0.62
Dividends and distributions to Preferred Shareholders from:
Net investment income	—	(0.00)[2]	(0.01)	(0.03)	(0.31)	(0.62)	(0.46)
Net realized gain	—	—	—	—	—	—	(0.12)
Net increase (decrease) from investment operations	0.80	0.33	2.20	3.46	(9.57)	(3.29)	2.09
Dividends and distributions to Common Shareholders from:
Net investment income	(0.38)	(0.67)	(0.76)	(0.95)	(0.83)	(1.59)	(1.58)
Net realized gain	—	—	—	—	—	(0.02)	(0.42)
Tax return of capital	—	—	(0.08)	(0.23)	(0.30)	(0.15)	—
Total dividends and distributions	(0.38)	(0.67)	(0.84)	(1.18)	(1.13)	(1.76)	(2.00)
Net asset value, end of period	$12.49	$12.07	$12.41	$11.05	$8.77	$19.47	$24.52
Market price, end of period	$11.43	$10.53	$11.23	$9.94	$8.51	$17.31	$26.31

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	7.12%[4]	3.56%	21.52%	47.16%	(51.22)%[4]	(13.86)%	8.89%
Based on market price	12.37%[4]	(0.16)%	22.25%	36.42%	(46.76)%[4]	(28.62)%	17.98%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.15%[6]	1.05%	1.09%	1.66%	1.96%[6]	1.46%	1.62%
Total expenses after fees waived and paid indirectly[5]	1.15%[6]	1.05%	1.08%	1.64%	1.96%[6]	1.45%	1.62%
Total expenses after fees waived and paid indirectly and excluding interest expense[5]	1.02%[6]	0.96%	1.07%	1.39%	1.39%[6]	1.24%	1.25%
Net investment income[5]	6.39%[6]	5.78%	6.31%	13.08%	10.53%[6]	8.90%	8.46%
Dividends to Preferred Shareholders	—	0.01%	0.10%	0.38%	2.19%[6]	2.70%	1.89%
Net investment income to Common Shareholders	6.39%[6]	5.77%	6.21%	12.70%	8.34%[6]	6.20%	6.58%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$230,722	$222,939	$229,098	$204,133	$161,311	$358,017	$449,995
Preferred Shares outstanding at $25,000 liquidation
preference, end of period (000)	—	—	$70,425	$70,425	$110,400	$220,800	$220,800
Borrowings outstanding, end of period (000)	$73,925	$92,971	—	$13,235	$44,281	—	—
Average borrowings outstanding during the period (000)	$80,114	$51,264	$2,121	$16,330	$51,995	$903	1,303
Portfolio turnover	18%	48%	67%	16%	121%	97%	91%
Asset coverage per Preferred Share at $25,000
liquidation preference, end of period	—	—	$106,328	$97,465	$61,540	$65,554	$75,965
Asset coverage, end of period per $1,000	$4,121	$3,398	—	—	—	—	—

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to Preferred Shareholders.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	63

Financial Highlights	BlackRock Credit Allocation Income Trust IV (BTZ)

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31,				Period December 27, 2006[1] to October 31, 2007
		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.94	$14.46	$12.64	$10.59	$21.39	$23.88 [2]
Net investment income	0.47 [3]	0.88 [3]	0.85 [3]	0.99 [3]	1.33 [3]	1.25
Net realized and unrealized gain (loss)	0.50	(0.54)	2.14	2.54	(10.06)	(1.86)
Dividends to Preferred Shareholders from net investment income	—	(0.01)	(0.07)	(0.07)	(0.33)	(0.31)
Net increase (decrease) from investment operations	0.97	0.33	2.92	3.46	(9.06)	(0.92)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.47)	(0.85)	(0.81)	(0.93)	(0.90)	(0.93)
Tax return of capital	—	—	(0.29)	(0.48)	(0.84)	(0.47)
Total dividends and distributions	(0.47)	(0.85)	(1.10)	(1.41)	(1.74)	(1.40)
Capital charge with respect to issuance of:
Common Shares	—	—	—	—	—	(0.04)
Preferred Shares	—	—	—	—	—	(0.13)
Total capital charges	—	—	—	—	—	(0.17)
Net asset value, end of period	$14.44	$13.94	$14.46	$12.64	$10.59	$21.39
Market price, end of period	$13.26	$12.08	$13.02	$10.96	$9.36	$18.65

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	7.46%[5]	3.28%	25.16%	41.06%	(44.27)%	(4.42)%[5]
Based on market price	13.87%[5]	(0.60)%	29.98%	38.38%	(43.51)%	(20.34)%[5]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.14%[7]	1.09%	1.12%	1.60%	1.65%	1.90%[7]
Total expenses after fees waived and paid indirectly[6]	1.14%[7]	1.09%	1.11%	1.58%	1.65%	1.88%[7]
Total expenses after fees waived and paid indirectly
and excluding interest expense[6]	1.01%[7]	0.99%	1.07%	1.24%	1.21%	1.04%[7]
Net investment income[6]	6.82%[7]	6.25%	6.33%	9.93%	7.63%	6.50%[7]
Dividends to Preferred Shareholders	—	0.09%	0.50%	0.74%	1.89%	1.64%[7]
Net investment income to Common Shareholders	6.82%[7]	6.16%	5.83%	9.19%	5.74%	4.86%[7]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$748,316	$722,337	$749,360	$654,999	$548,612	$1,108,534
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	—	—	$231,000	$231,000	$231,000	$462,000
Borrowings outstanding, end of period (000)	$282,005	$339,303	—	$61,576	$223,512	$88,291
Average borrowings outstanding during the period (000)	$300,482	$182,843	$63,660	$76,521	$107,377	$96,468
Portfolio turnover	20%	54%	64%	30%	126%	35%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	—	—	$106,104	$95,892	$84,384	$89,737
Asset coverage, end of period per $1,000	$3,654	$3,129	—	—	—	—

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from initial offering price of $25.00 per share.
[3]	Based on average shares outstanding.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Do not reflect the effect of dividends to Preferred Shareholders.
[7]	Annualized.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Floating Rate Income Trust (BGT)

	Six Months Ended April 30, 2012 (Unaudited)[1]	Year Ended October 31,			Period January 1, 2008 to October 31, 2008	Year Ended December 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.97	$14.48	$13.29	$11.24	$17.71	$19.11	$19.13
Net investment income	0.47 [2]	1.00 [2]	0.97 [2]	0.98 [2]	1.42 [2]	2.03	1.99
Net realized and unrealized gain (loss)	0.45	(0.42)	1.09	2.72	(6.62)	(1.39)	(0.06)
Dividends and distributions to Preferred Shareholders from:
Net investment income	—	(0.00)[3]	(0.04)	(0.04)	(0.24)	(0.54)	(0.48)
Net realized gain	—	—	—	—	—	—	(0.01)
Net increase (decrease) from investment operations	0.92	0.58	2.02	3.66	(5.44)	0.10	1.44
Dividends and distributions to Common Shareholders from:
Net investment income	(0.63)	(1.09)	(0.83)	(1.19)	(1.03)	(1.14)	(1.44)
Net realized gain	—	—	—	—	—	—	(0.02)
Tax return of capital	—	—	—	(0.42)	—	(0.36)	—
Total dividends and distributions	(0.63)	(1.09)	(0.83)	(1.61)	(1.03)	(1.50)	(1.46)
Net asset value, end of period	$14.26	$13.97	$14.48	$13.29	$11.24	$17.71	$19.11
Market price, end of period	$14.41	$13.00	$14.52	$12.58	$9.63	$15.78	$19.27

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	6.83%[5]	4.03%	15.55%	39.51%	(31.62)%[5]	0.98%	7.93%
Based on market price	16.01%[5]	(3.46)%	22.41%	54.14%	(34.24)%[5]	(10.92)%	21.31%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.58%[7]	1.73%	1.43%	1.96%	2.22%[7]	1.67%	1.75%
Total expenses after fees waived and paid indirectly[6]	1.51%[7]	1.60%	1.25%	1.68%	1.89%[7]	1.33%	1.43%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6,8]	1.20%[7]	1.24%	1.15%	1.24%	1.21%[7]	1.16%	1.19%
Net investment income[6]	6.78%[7]	6.95%	7.01%	8.92%	10.56%[7]	10.83%	10.38%
Dividends to Preferred Shareholders	—	0.03%	0.27%	0.38%	1.75%[7]	2.88%	2.51%
Net investment income to Common Shareholders	6.78%[7]	6.92%	6.74%	8.54%	8.81%[7]	7.95%	7.87%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$336,820	$329,831	$341,436	$312,872	$264,590	$417,086	$449,065
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	—	—	$58,800	$58,800	$58,800	$243,450	$243,450
Borrowings outstanding, end of period (000)	$135,000	$122,000	$38,000	$14,000	$123,150	—	$26,108
Average borrowings outstanding during the period (000)	$110,725	$120,334	$24,321	$53,156	$71,780	$10,524	$19,562
Portfolio turnover	30%	89%	87%	42%	25%	41%	50%
Asset coverage per Preferred Share at $25,000
liquidation preference, end of period	—	—	$170,174	$158,029	$137,505	$67,849	$73,810
Asset coverage, end of period per $1,000	$3,495	$3,704	—	—	—	—	—

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Do not reflect the effect of dividends to Preferred Shareholders.
[7]	Annualized.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and fees and borrowing costs was 1.09%

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	65

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Credit Allocation Income Trust I, Inc. (“PSW”) and BlackRock Credit Allocation Income Trust II, Inc. (“PSY”) are registered as diversified, closed-end management investment companies under the 1940 Act. BlackRock Credit Allocation Income Trust III (“BPP”), BlackRock Credit Allocation Income Trust IV (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT”) are registered as non-diversified, closed-end management investment companies under the 1940 Act. PSW and PSY are organized as Maryland corporations. BPP, BTZ and BGT are organized as Delaware statutory trusts. PSW, PSY, BPP, BTZ and BGT are collectively referred to as the “Funds” or individually as the “Fund”. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: BGT’s accompanying consolidated financial statements include the account of BGT JGW SPV, LLC (the “Taxable Subsidiary”), a wholly owned taxable subsidiary of BGT. The Taxable Subsidiary enables BGT to hold its investment in J.G. Wentworth LLC Preferred Equity Interests that is organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as component of realized and unrealized gain (loss) on the Consolidated Statement of Operations. BGT may invest up to 25% of its total assets in the Taxable Subsidiary. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BGT.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds' pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value

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Notes to Financial Statements (continued)

determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds' books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have

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Notes to Financial Statements (continued)

either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments ("Assignments") of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds' investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statements of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds' obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in con-

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Notes to Financial Statements (continued)

nection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements and loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended October 31, 2011. The statutes of limitations on the each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund's Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

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Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds' maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement ("ISDA Master Agreement") implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (writes) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds holds the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the

70	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearing-house reducing or eliminating the Funds’ exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2012
		Asset Derivatives
		PSW	PSY	BPP	BTZ	BGT
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency contracts
		—	—	—	—	$32,307
Equity contracts	Net unrealized appreciation/depreciation[1]
		$17,420	$74,100	$35,880	$122,720	—
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Investments at value — unaffiliated[2]

		133,243	554,375	653,270	2,247,419	—
Credit contracts	Unrealized appreciation on swaps[1]
	Investments at value — unaffiliated[2]	35,265	154,685	87,542	254,130	—
Total		$185,928	$783,160	$776,692	$2,624,269	$32,307

SEMI-ANNUAL REPORT	APRIL 30, 2012	71

Notes to Financial Statements (continued)

		Liability Derivatives
		PSW	PSY	BPP	BTZ	BGT
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on
	foreign currency contracts	$(1,070)	$(2,375)	—	—	$(434,126)
Equity contracts	Net unrealized appreciation/
	depreciation[1]	(12,394)	(51,763)	$(25,517)	$(86,029)	—
Interest rate contracts	Net unrealized appreciation/
	depreciation[1]; Unrealized depreciation
	on swaps[1]; Options written at value[2]	(602,845)	(2,531,979)	(2,168,613)	(8,072,979)	—
Credit contracts	Unrealized depreciation on swaps[1];
	Options written at value[2]	(29,734)	(127,551)	(51,777)	(148,628)	—
Total		$(646,043)	$(2,713,668)	$(2,245,907)	$(8,307,636)	$(434,126)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedules of Investments.
The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended April 30, 2012
	Net Realized Gain (Loss) From
	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts:
Financial futures contracts	$(358,576)	$(1,388,225)	$(497,124)	$(1,600,523)	—
Options[3]	66,111	283,651	128,164	445,610	—
Swaps	(576,334)	(2,479,278)	(1,108,195)	(3,405,203)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	—	—	—	—	$1,819,350
Credit contracts:
Swaps	(64,353)	(272,297)	(139,416)	(515,188)	—
Equity contracts:
Options[3]	26,635	111,851	54,518	185,697	—
Total	$(906,517)	$(3,744,298)	$(1,562,053)	$(4,889,607)	$1,819,350

	Net Change in Unrealized Appreciation/Depreciation on
	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts:
Financial futures contracts	$(340,848)	$(1,407,481)	$(459,337)	$(1,926,895)	—
Options[3]	41,296	187,017	99,516	403,296	—
Swaps	118,094	527,155	159,052	129,819	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	1,037	6,642	—	—	$288,994
Credit contracts:
Swaps	109,542	472,766	237,452	862,070	—
Equity contracts:
Options[3]	(179,647)	(764,695)	(370,025)	(1,266,277)	—
Total	$(250,526)	$(978,596)	$(333,342)	$(1,797,987)	$288,994

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
72	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

For the six months ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	PSW	PSY	BPP	BTZ	BGT
Financial futures contracts:
Average number of contracts purchased	16	69	59	196	—
Average number of contracts sold	168	650	233	801	—
Average notional value of contracts purchased	$1,980,750	$8,541,984	$7,723,453	$25,948,914	—
Average notional value of contracts sold	$22,699,253	$87,516,159	$34,452,875	$106,018,797	—
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	2	2	—	—	5
Average number of contracts-US dollars sold	—	—	—	—	2
Average US dollar amounts purchased	$351,351	$1,029,007	—	—	$72,125,864
Average US dollar amounts sold	—	—	—	—	$1,482,987
Options:
Average number of option contracts purchased	67	285	138	472	26
Average number of option contracts written	884	3,693	1,819	6,136	—
Average notional value of option contracts purchased	$8,040,000	$34,200,000	$16,560,000	$56,640,000	$24,514
Average notional value of option contracts written	$4,917,500	$20,822,500	$10,127,500	$34,515,000	—
Average number of swaption contracts purchased	8	8	7	7	—
Average number of swaption contracts written	2	2	5	5	—
Average notional value of swaption contracts purchased	$10,200,000	$42,600,000	$18,250,000	$62,800,000	—
Average notional value of swaption contracts written	$7,000,000	$29,500,000	$29,650,000	$101,750,000	—
Credit default swaps:
Average number of contracts-buy protection	6	6	6	4	—
Average number of contracts-sell protection	5	5	5	5	—
Average notional value-buy protection	$8,090,000	$34,915,000	$17,990,000	$51,730,000	—
Average notional value-sell protection	$2,839,884	$12,410,665	$5,819,788	$20,371,766	—
Interest rate swaps:
Average number of contracts-pays fixed rate	5	5	5	4	—
Average number of contracts-receives fixed rate	2	2	1	2	—
Average notional value-pays fixed rate	$8,100,000	$35,000,000	$18,650,000	$53,750,000	—
Average notional value-receives fixed rate	$1,300,000	$5,850,000	$2,100,000	$15,650,000	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily (average weekly for BPP, BTZ and BGT) net assets (including any assets attributable to borrowings) as follows:

PSW	0.60%
PSY	0.60%
BPP	0.65%
BTZ	0.65%
BGT	0.75%

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BGT as a percentage of its average weekly net assets (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage) by 0.05% for the period September 1, 2011 to August 31, 2012. For the six months ended April 30, 2012, the Manager waived $392, which is included in fees waived by advisor in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund's investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended April 30, 2012, the amounts waived were as follows:

PSW	$491
PSY	$1,276
BPP	$772
BTZ	$1,945
BGT	$332

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds' Chief Compliance Officer.

SEMI-ANNUAL REPORT	APRIL 30, 2012	73

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns and payups, excluding short-term securities and US government securities for the six months ended April 30, 2012, were as follows:

	Purchases	Sales
PSW	$23,218,848	$34,001,374
PSY	$100,161,146	$138,042,751
BPP	$43,854,009	$61,164,086
BTZ	$163,512,893	$219,531,092
BGT	$159,291,732	$133,965,223

Purchases and sales of US government securities for the six months ended April 30, 2012, were as follows:

	Purchases	Sales
PSW	$5,304,724	$4,200,371
PSY	$19,942,739	$16,801,794
BPP	$9,397,688	$9,351,402
BTZ	$35,594,950	$29,384,746

Transactions in options written for the six months ended April 30, 2012 were as follows:

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

PSW
Outstanding options, beginning of period	—	$1,800	$64,800	—	$1,800	$64,800
Options written	3,333	1,100	132,945	67	11,500	301,372
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	(1,800)	(64,800)
Options closed	(1,633)	(2,900)	(178,535)	(67)	(9,100)	(254,572)
Outstanding options, end of period	1,700	—	$19,210	—	$2,400	$46,800

PSY
Outstanding options, beginning of period	—	$7,700	$277,200	—	$7,700	$277,200
Options written	14,443	4,900	582,663	285	48,500	1,280,613
Options excerised	—	—	—	—	—	—
Options expired	—	—	—	—	(7,700)	(277,200)
Options closed	(7,343)	(12,600)	(779,633)	(285)	(38,900)	(1,093,413)
Outstanding options, end of period	7,100	—	$80,230	—	$9,600	$187,200

BPP
Outstanding options, beginning of period	—	$8,700	$425,700	—	$8,700	$425,700
Options written	6,969	—	164,701	138	31,900	552,940
Options exercised	—	—	—	—	(3,700)	(133,200)
Options expired	—	—	—	—	—	—
Options closed	(3,469)	(3,700)	(258,351)	(138)	(16,500)	(413,020)
Outstanding options, end of period	3,500	$5,000	$332,050	—	$20,400	$432,420

BTZ
Outstanding options, beginning of period	—	$30,000	$1,461,850	—	$30,000	$1,461,850
Options written	23,836	—	563,326	472	109,500	1,897,460
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	(13,000)	(467,350)
Options closed	(12,036)	(13,000)	(897,336)	(472)	(56,500)	(1,413,410)
Outstanding options, end of period	11,800	$17,000	$1,127,840	—	$70,000	$1,478,550

74	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

5. Income Tax Information:

As of October 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	PSW	PSY	BPP	BTZ	BGT
2012	$10,243,141	$62,733,648	—	—	—
2013	5,058,900	17,911,331	—	—	—
2014	8,481,628	12,145,117	—	—	—
2015	6,724,694	19,582,978	$18,184,893	$49,741,712	$3,268,804
2016	40,232,230	140,413,242	58,197,929	113,355,213	24,616,531
2017	55,825,534	194,970,854	108,996,120	223,939,227	45,385,443
2018	4,498,024	37,285,625	15,245,888	15,223,841	16,526,601
2019	2,118,889	11,730,113	2,683,880	10,353,275	406,589
Total	$133,183,040	$496,772,908	$203,308,710	$412,613,268	$90,203,968

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	PSW	PSY	BPP	BTZ	BGT
Tax cost	$144,062,731	$617,375,114	$291,188,282	$983,935,275	$487,454,847
Gross unrealized appreciation	$10,316,219	$42,243,469	$19,031,366	$57,977,988	$10,646,677
Gross unrealized depreciation	(1,714,543)	(10,256,188)	(8,374,221)	(22,412,823)	(12,442,061)
Net unrealized appreciation (depreciation)	$8,601,676	$31,987,281	$10,657,145	$35,565,165	$(1,795,384)

6. Borrowings:

BGT entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Fund has granted a security interest in substantially all of its assets to SSB. The SSB Agreement provides the Fund with a maximum commitment of $172.2 million.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund pays a facility fee and a commitment fee based upon SSB’s total commitment to the Fund. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Fund as of April 30, 2012 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The SSB Agreement was renewed for 364 days under substantially the same terms effective March 2, 2012. For the six months ended April 30, 2012, the daily weighted average interest rate was 0.95%.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended April 30, 2012, the daily weighted average interest rates for Funds with borrowings from reverse repurchase agreements were as follows:

PSW	0.38%
PSY	0.37%
BPP	0.37%
BTZ	0.35%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At April 30, 2012, BGT had outstanding bridge loan commitments of $3,765,000. In connection with either of these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of April 30, 2012, BGT had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation
Tronox Worldwide LLC,
Delayed Draw Term Loan	$465,000	$465,646	$646

SEMI-ANNUAL REPORT	APRIL 30, 2012	75

Notes to Financial Statements (continued)

8. Concentration, Market and Credit Risk:

As of April 30, 2012, PSW, PSY, BPP and BTZ invested a significant portion of their assets in securities in the financials sector, whereas BGT invested a significant portion of its assets in the media sector. Changes in economic conditions affecting the financials and media sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counter-party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

PSW and PSY are each authorized to issue 200 million of $0.10 par value shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders. There are an unlimited number of $0.001 par value shares authorized for BPP, BTZ and BGT, which may be issued as either Common Shares or Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
BGT	6,757	39,329

Shares issued and outstanding remained constant for the six months ended April 30, 2012 and the year ended October 31, 2011 for PSW, PSY, BPP and BTZ, respectively.

Preferred Shares

During the year ended October 31, 2011, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
PSW	M7	12/07/10	805	$20,125,000
	T7	12/08/10	805	$20,125,000
PSY	M7	1/04/11	861	$21,525,000
	T7	1/05/11	861	$21,525,000
	W7	1/06/11	861	$21,525,000
	R7	1/07/11	861	$21,525,000
	F7	1/10/11	861	$21,525,000
	W28	1/13/11	1,228	$30,700,000
	R28	1/28/11	1,228	$30,700,000
BPP	T7	12/08/10	939	$23,475,000
	W7	12/09/10	939	$23,475,000
	R7	12/10/10	939	$23,475,000
BTZ	T7	1/05/11	2,310	$57,750,000
	W7	1/06/11	2,310	$57,750,000
	R7	1/07/11	2,310	$57,750,000
	F7	1/10/11	2,310	$57,750,000
BGT	T7	12/08/10	784	$19,600,000
	W7	12/09/10	784	$19,600,000
	R7	12/10/10	784	$19,600,000

All of the Funds, except BGT, financed the Preferred Share redemptions with cash received from reverse repurchase agreements. BGT financed the Preferred Share redemption with cash received from a line of credit.

The Preferred Shares were redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles of Supplementary (the “Governing Instrument”) are not satisfied.

The holders of Preferred Shares had voting rights equal to the holders of Common Shares (one vote per share) and would vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, were also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

76	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on May 31, 2012 to Common Shareholders on record on May 15, 2012:

Common Dividend Per Share
PSW	$0.0595
PSY	$0.0610
BPP	$0.0635
BTZ	$0.0785
BGT	$0.0775

Additionally, the Funds declared a net investment income dividend on June 1, 2012 payable to Common Shareholders of record on June 15, 2012 for the same amounts noted above.

SEMI-ANNUAL REPORT	APRIL 30, 2012	77

Officers and Directors1

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chairperson of the Board,
   Chairperson of the Audit Committee and Director
Paul L. Audet, Director
Michael J. Castellano, Director and Member of the Audit
   Committee
Frank J. Fabozzi, Director and Member of the Audit
   Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit
   Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
   Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

[1]	John F. Powers, who was a Director of the Fund, resigned as of February 21, 2012.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10022

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares
Computershare Trust Company, N.A.
Canton, MA 02021

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

78	SEMI-ANNUAL REPORT	APRIL 30, 2012

Additional Information

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by Roy Curbow and other plaintiffs, including shareholders of PSY and BTZ on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of PSY and BTZ as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to PSY and BTZ and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by PSY and BTZ as a result of the prior redemptions and injunctive relief preventing PSY and BTZ from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint. The Manager, BlackRock, Inc. and the other defendants named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On November 15, 2010, the Manager announced the intention to redeem all of the outstanding AMPS issued by five of its taxable closed-end funds: PSW, PSY, BPP, BTZ, and BGT. All such outstanding AMPS were subsequently redeemed. The redemptions encompass all remaining taxable AMPS issued by BlackRock closed-end funds and total approximately $569 million. The AMPS were redeemed with available cash or proceeds from reverse repurchase agreement financing or a credit facility on a fund-by-fund basis and, in each case, the refinancing resulted in a lower cost of financing for each fund under then-existing market conditions.

In exchange for the shareholder plaintiff's agreement to withdraw a previously filed motion for preliminary injunction enjoining any further redemptions of AMPS, each of these funds agreed to provide the plaintiffs in those actions with 30 days prior notice of any additional redemptions. On November 24, 2010, the Manager announced that counsel for the plaintiffs filed a motion for a preliminary injunction enjoining PSY and BTZ from redeeming outstanding AMPS pending final resolution of the underlying shareholder derivative suit. On December 23, 2010, the court denied plaintiffs’ motion for a preliminary injunction.

On June 3, 2011, a putative class action lawsuit was brought by Hinda Wachtel against PSY, certain former and current Directors of PSY, BlackRock, Inc., and certain other financial institutions in the Circuit Court for Baltimore City. The complaint alleges that the redemptions at par of certain AMPS issued by PSY constituted a breach of the fiduciary duties purportedly owed to the common shareholders of PSY; that PSY allegedly aided and abetted breaches of fiduciary duties by the Directors; and that PSY, BlackRock, Inc., and others were unjustly enriched. The Complaint requests a declaratory judgment that PSY aided and abetted breaches of fiduciary duties by the Directors and that PSY, BlackRock, Inc. and certain other financial institutions were unjustly enriched; seeks to enjoin BlackRock, Inc. from serving as investment adviser to PSY or otherwise earning fees for services rendered to PSY; and claims unquantified damages, attorneys' fees, interest and punitive damages. On June 5, 2012, the plaintiff voluntarily dismissed the complaint without prejudice.

SEMI-ANNUAL REPORT	APRIL 30, 2012	79

Additional Information (continued)

General Information (continued)

On June 9, 2011, a putative class action lawsuit was brought by Sydell Protas against BTZ, certain former and current Directors of BTZ, BlackRock, Inc., and certain other financial institutions, in the Court of Chancery of the State of Delaware. On August 31, 2011, Plaintiff filed an "Amended Verified Derivative and Class Action Complaint" (the "Amended Complaint"), which purports to assert certain of the claims derivatively on behalf of BTZ and certain of the claims directly as class claims. The Amended Complaint alleges that the redemptions at par of certain AMPS issued by BTZ constituted a breach of the fiduciary duties purportedly owed to the common shareholders of BTZ; that BTZ allegedly aided and abetted breaches of fiduciary duties by the Directors; and that BTZ, BlackRock, Inc., and others were unjustly enriched. The Amended Complaint requests a declaratory judgment that BTZ aided and abetted breaches of fiduciary duties by the Directors and that BTZ, BlackRock, Inc. and certain other financial institutions were unjustly enriched; seeks to enjoin BlackRock, Inc. from serving as investment adviser to BTZ or otherwise earning fees for services rendered to BTZ; and claims unquantified damages, attorneys' fees, interest and punitive damages. On May 4, 2012, the court dismissed the Amended Complaint with prejudice. On June 4, 2012, the Plaintiff appealed the Delaware Chancery Courts decision to the Delaware Supreme Court.

On February 9, 2012, the Board of BPP approved the removal of BPP’s non-fundamental investment policy requiring that swaps may only be entered into with counterparties that are rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody's. As a result of this investment policy change, BPP may enter into swaps with any counterparties approved by the Manager. Such counterparties may entail a greater degree of credit risk or risk of nonperformance than counterparties rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody's. The Manager will seek to minimize BPP’s exposure to counterparty risk by entering into swaps with counterparties the Manager believes to be creditworthy at the time they enter into such transactions. To the extent BPP engages in swaps, shareholders of BPP will be dependent on the analytical ability of the Manager to evaluate the credit quality of counterparties to such transactions. In the event of the insolvency of a counterparty, BPP may not be able to recover its assets, in full or at all, during the insolvency process. In addition, counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. The foregoing investment policy amendment will not alter BPP’s investment objective.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, except as noted above, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

80	SEMI-ANNUAL REPORT	APRIL 30, 2012

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

The reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

April 30, 2012

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BTZ	$0.469000	—	—	$0.469000	100%	—	—	100%

SEMI-ANNUAL REPORT	APRIL 30, 2012	81

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	SEMI-ANNUAL REPORT	APRIL 30, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds leverage their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CE-CAFRI-5-4/12-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust II, Inc.

By:      /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Credit Allocation Income Trust II, Inc.

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Credit Allocation Income Trust II, Inc.

Date: July 2, 2012

By:      /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Credit Allocation Income Trust II, Inc.

Date: July 2, 2012

3